SHAREHOLDER LETTER



Dear Shareholder:

This annual report for Franklin Investors Securities Trust covers the period ended October 31, 1999.

A NEW PARADIGM VS. LESSONS FROM THE PAST

The eve of the millennium presents a milestone by which to measure past achievements as well as an opportunity to ask ourselves what lies ahead. The reporting period's close finds the United States in its ninth year of economic expansion, at the tail end of a decade characterized by tremendous technological advances. The most significant advance of the last ten years, many would argue, has been the Internet. With its unprecedented capacities for transferring information and enabling business transactions, the Internet went from being the domain of a small research and military community at the time of its creation thirty years ago, to mass-market significance by the end of the 1990s.

The relationship between technology and the past nine years' economic prosperity occupied a prominent place in economic discussions by the reporting period's end. Specifically, many economists including Federal Reserve Board (Fed) Chairman Alan Greenspan questioned whether rapid technological advance had altered the traditional paradigm for the creation of wealth and could propel the bull market of recent years into the next century. Appealing as this vision of continuous upward expansion is, Greenspan and others were also loath to ignore the lessons of traditional wisdom and past experience, which dictate that what goes up must come down.



CONTENTS

Shareholder Letter .....................................................     1

Fund Reports

 Franklin Adjustable U.S. Government Securities Fund ...................     4

 Franklin Bond Fund ....................................................    10

 Franklin Convertible Securities Fund ..................................    17

 Franklin Equity Income Fund ...........................................    25

 Franklin Global Government Income Fund ................................    36

 Franklin Short-Intermediate U.S. Government Securities Fund ...........    46

Financial Highlights & Statement of Investments ........................    54

Financial Statements ...................................................    83

Notes to Financial Statements ..........................................    93

Independent Auditors' Report ...........................................   103

Tax Information ........................................................   104

"...Increased economic activity, high levels of consumer confidence and tight labor markets did not come without revived fears of inflation."


ECONOMIC GROWTH AND THE SPECTER OF INFLATION

During the year under review, the U.S. economy continued to grow at a brisk pace, stimulated by the Fed's interest-rate cuts in the fall of 1998. Economic growth, as measured by the gross domestic product (GDP) registered a 5.5% annualized rate for the third quarter of 1999. At the same time, unemployment rates, ranging from 4.8% to 3.8% during the 12 months under review, remained historically low.

As fears of a slowdown, prompted by many foreign economies' problems and turbulent worldwide financial markets a year earlier, appeared unfounded, stock market indexes rebounded strongly during the year. These advances were mainly driven by a narrow list of stocks, primarily in the technology sector, which tended to mask underlying weakness in individual stocks. Meanwhile, the "wealth effect" stemming from the general rise in household stock market assets since 1995 buoyed consumer confidence and resulted in greater consumer spending throughout the reporting period.

However, increased economic activity, high levels of consumer confidence and tight labor markets did not come without revived fears of inflation. In the U.S., the overall Consumer Price Index (CPI), one measure of inflation, rose 0.5% in September, propelled largely by higher tobacco, energy and clothing costs. Rising inflation, which erodes bonds' fixed principal and interest payments, put upward pressure on interest rates. Addressing this growth and its potential inflationary implications, the Federal Open Market Committee (FOMC) commenced a program of tightening. The FOMC twice raised the federal funds target rate by 0.25%, and it ended the period at 5.25%. Meanwhile, the benchmark 30-year U.S. Treasury bond yield increased to 6.16% on October 31, 1999, compared with 5.16% a year earlier.

Despite September's slight increase, the CPI's core rate, which excludes food and energy costs, still remained close to a 33-year low. This and the outlook for more moderate economic growth should benefit bonds in the year to come.

While we don't have a crystal ball that will predict the course of future events, we do recommend certain strategies that may reduce shareholder risk. Specifically, we believe in the importance of investing for the long term so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We also encourage you to discuss your financial goals with your investment representative. He or she can address concerns about market volatility, and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.



Sincerely,


/s/ Charles B. Johnson


Charles B. Johnson
Chairman
Franklin Investors Securities Trust

[GRAPHIC PYRAMID]



FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate, U.S. Government agency-guaranteed, mortgage-backed securities(1)
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

The 12 months ended October 31, 1999, were characterized by a period of rising interest rates and strong economic growth. The 30-year Treasury yield rose from 5.16% on October 31, 1998, to 6.16% on October 31, 1999. As the fund's fiscal year began, the financial markets were just beginning to recover from the global financial crisis prompted by events in Asia and Russia. The resulting "flight-to-quality" purchasing of U.S. Treasury securities had driven yields to cyclical lows. As the crisis subsided, rates began to move higher. Continued strong domestic growth and pockets of inflationary pressures pushed up rates to their recent levels.

Whereas early in the year under review, the consumer sector fueled most of the economic strength, in recent months the manufacturing sector was a major contributor to the overall growth picture. Key manufacturing statistics were evidence of robust growth. For example, the National Association of Purchasing Managers (NAPM) Index, for which a number above 50.0 indicates an expanding economy, rose from 48.4% on October 31, 1998, to 56.6 on October 31, 1999. Growth was also apparent in the industrial production figures.


1. Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 55 of this report.

The consumer sector did not slack off, however. Despite higher mortgage rates, housing remained strong nationwide. While refinancing activity fell sharply, purchase activity remained at a high level. For example, although the average 30-year mortgage rate rose to 7.96% on October 31, 1999, from 6.83% one year earlier, the Mortgage Bankers' Association (MBA) Purchase Index actually rose from 237.7 to 265.3 over the same period.

All of this economic strength raised concerns about a possible pickup in inflation. Indeed, the 12-month year-over-year Consumer Price Index, a commonly used measure of inflation, through October 31, 1999, stood at 2.6%, up from 1.5% on October 31, 1998. Much of this can be attributed to a tight labor market and higher energy prices, especially oil. If growth remains strong and inflation continues to creep up, the Federal Reserve Board (the Fed) may decide to raise short-term interest rates further to maintain price stability. The Fed already raised the federal funds target rate twice in the summer, taking back some of its decreases of last fall. One or more tightenings could be forthcoming in the next few months, if more signs of inflationary pressures appear.


PORTFOLIO BREAKDOWN
Franklin Adjustable
U.S. Government Securities Fund
Based on Total Net Assets
10/31/99


[PIE CHART]


FNMA              70.9%
FHLMC             13.8%
GNMA               8.8%
Other              6.5%

"We choose securities using a value-oriented approach, which emphasizes the bond's fundamental cheapness relative to comparable securities as well as its historical prepayment performance."



PORTFOLIO NOTES

Franklin Adjustable U.S. Government Securities Fund employs a conservative strategy of investing primarily in seasoned adjustable rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We choose securities using a value-oriented approach, which emphasizes the bond's fundamental cheapness relative to comparable securities as well as its historical prepayment performance. For the 12 months under review, the fund's Class A shares outperformed the benchmark Lehman Brothers Short U.S. Government 1-2 Year Index, with a total return of +4.24% vs. +3.38%.(2) There were no major changes to the fund's overall mix during the reporting period. We selectively added several seasoned conventional ARMs to our core holdings. We also added multiple positions in hybrid ARMs. These are securities whose coupons are fixed for a predetermined number of years, and then adjust annually thereafter. This sector became attractive and offered a substantial yield advantage over standard one-year adjustables.

On May 6, 1999, Franklin Adjustable U.S. Government Securities Fund merged with Franklin Adjustable Rate Securities Fund. The combined portfolio contained several positions of non-agency ARMs. These are privately issued securities rated AAA or AA, but they do not have a government agency guarantee. Although, for the most part, we intend to retain these positions, we do not plan to increase our exposure in this area.



2. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

In general, ARMs performed better than comparable fixed-income investments during the period. As interest rates rose, prepayments on ARMs declined significantly, enhancing returns on the securities. Continued interest-rate stability should be beneficial to ARMs, as yield spreads are expected to remain tight. Going forward, the fund will maintain its conservative strategy, which should allow it to produce consistent performance in a variety of interest-rate environments.



Sincerely,


/s/ T. Anthony Coffey


T. Anthony Coffey


/s/ Jack Lemein


Jack Lemein


/s/ Roger A. Bayston


Roger A. Bayston

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund



DIVIDEND DISTRIBUTIONS
Franklin Adjustable U.S. Government Securities Fund
11/1/98 - 10/31/99

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
November            3.6 cents

December            3.8 cents

January             3.8 cents

February            3.8 cents

March               3.8 cents

April               3.8 cents

May                 3.8 cents

June                3.8 cents

July                3.7 cents

August              3.6 cents

September           3.6 cents

October             3.6 cents
-----------------------------
TOTAL              44.7 CENTS


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND


--------------------------------------------------------------------------------
CLASS A:

Subject to the maximum 2.25% initial sales charge. Past expense reductions by the fund's manager increased the fund's total returns.
--------------------------------------------------------------------------------



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.

3. Distribution rate is based on an annualization of October's 3.6 cent per share dividend and the maximum offering price of $9.51 on October 31, 1999.

4. Yield, calculated as required by the SEC, is based on earnings of the fund's portfolio for the 30 days ended October 31, 1999.



--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         10/31/99    10/31/98
------------------------------------------------------------------
Net Asset Value                -$0.06          $9.30        $9.36

                               DISTRIBUTIONS (11/1/98 - 10/31/99)
                               ----------------------------------
Dividend Income                $0.447


PERFORMANCE


                                                                         INCEPTION
CLASS A                              1-YEAR         5-YEAR     10-YEAR   (10/20/87)
-----------------------------------------------------------------------------------
Cumulative Total Return(1)         +4.24%           +33.51%    +67.87%     +94.48%
Average Annual Total Return(2)     +1.85%            +5.47%     +5.08%      +5.49%

Distribution Rate(3)                        4.54%
30-Day Standardized Yield(4)                4.50%



Past performance is not predictive of future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.


CLASS A (11/1/89 - 10/31/99)
This graph compares the performance of Franklin Adjustable U.S. Government Securities Fund, as tracked by the growth in value of a $10,000 investment, to that of Lehman Brothers Short U.S. Government 1-2 Year Index* and Payden & Rygel 6-Month CD Index* from 11/1/89-10/31/99.

                 Franklin Adjustble    Lehman Brothers      Payden &
                   U.S. Government        Short U.S.          Rygel
                   Securities Fund   Government 1-2 Year   6-Month CD
                                            Index             Index
11/01/1989          $9,777              $10,000              $10,000
11/30/1989          $9,867     0.88%    $10,088     0.73%    $10,073
12/31/1989          $9,968     0.38%    $10,127     0.67%    $10,140
01/31/1990          $10,021    0.24%    $10,151     0.62%    $10,203
02/28/1990          $10,094    0.54%    $10,206     0.62%    $10,267
03/31/1990          $10,175    0.36%    $10,243     0.59%    $10,327
04/30/1990          $10,244    0.33%    $10,276     0.59%    $10,388
05/31/1990          $10,335    1.42%    $10,422     0.89%    $10,481
06/30/1990          $10,414    0.97%    $10,524     0.70%    $10,554
07/31/1990          $10,511    1.10%    $10,639     0.85%    $10,644
08/31/1990          $10,585    0.43%    $10,684     0.60%    $10,708
09/30/1990          $10,670    0.74%    $10,764     0.58%    $10,770
10/31/1990          $10,745    1.05%    $10,877     0.78%    $10,854
11/30/1990          $10,821    0.90%    $10,974     0.56%    $10,914
12/31/1990          $10,919    1.11%    $11,096     0.97%    $11,020
01/31/1991          $11,014    0.92%    $11,198     0.84%    $11,113
02/28/1991          $11,108    0.66%    $11,272     0.60%    $11,180
03/31/1991          $11,200    0.69%    $11,350     0.70%    $11,258
04/30/1991          $11,271    0.86%    $11,447     0.66%    $11,332
05/31/1991          $11,339    0.56%    $11,512     0.48%    $11,386
06/30/1991          $11,382    0.45%    $11,563     0.36%    $11,427
07/31/1991          $11,502    0.78%    $11,653     0.61%    $11,497
08/31/1991          $11,588    1.25%    $11,799     0.72%    $11,580
09/30/1991          $11,693    0.90%    $11,905     0.54%    $11,642
10/31/1991          $11,763    0.98%    $12,022     0.60%    $11,712
11/30/1991          $11,797    1.00%    $12,141     0.58%    $11,780
12/31/1991          $11,865    1.30%    $12,300     0.61%    $11,852
01/31/1992          $11,891    0.01%    $12,301     0.41%    $11,901
02/29/1992          $11,952    0.29%    $12,337     0.29%    $11,935
03/31/1992          $12,000    0.10%    $12,350     0.29%    $11,970
04/30/1992          $12,034    0.86%    $12,455     0.49%    $12,028
05/31/1992          $12,113    0.84%    $12,559     0.37%    $12,073
06/30/1992          $12,192    0.86%    $12,667     0.35%    $12,115
07/31/1992          $12,202    1.03%    $12,798     0.55%    $12,182
08/31/1992          $12,253    0.71%    $12,889     0.30%    $12,218
09/30/1992          $12,304    0.83%    $12,996     0.41%    $12,269
10/31/1992          $12,268    -0.46%   $12,936     0.17%    $12,289
11/30/1992          $12,293    -0.10%   $12,923     0.10%    $12,302
12/31/1992          $12,340    0.86%    $13,034     0.47%    $12,359
01/31/1993          $12,385    0.91%    $13,153     0.38%    $12,406
02/28/1993          $12,442    0.70%    $13,245     0.27%    $12,440
03/31/1993          $12,458    0.27%    $13,281     0.27%    $12,474
04/30/1993          $12,523    0.55%    $13,354     0.30%    $12,511
05/31/1993          $12,524    -0.22%   $13,324     0.17%    $12,532
06/30/1993          $12,592    0.62%    $13,407     0.27%    $12,566
07/31/1993          $12,634    0.24%    $13,439     0.29%    $12,603
08/31/1993          $12,675    0.67%    $13,529     0.32%    $12,643
09/30/1993          $12,660    0.32%    $13,572     0.28%    $12,678
10/31/1993          $12,631    0.22%    $13,602     0.25%    $12,710
11/30/1993          $12,538    0.12%    $13,619     0.24%    $12,740
12/31/1993          $12,507    0.37%    $13,669     0.30%    $12,779
01/31/1994          $12,551    0.58%    $13,748     0.33%    $12,821
02/28/1994          $12,477    -0.41%   $13,692    -0.01%    $12,820
03/31/1994          $12,387    -0.25%   $13,658     0.23%    $12,849
04/30/1994          $12,307    -0.25%   $13,623     0.15%    $12,868
05/31/1994          $12,363    0.18%    $13,649     0.26%    $12,902
06/30/1994          $12,398    0.28%    $13,687     0.31%    $12,942
07/31/1994          $12,449    0.80%    $13,796     0.44%    $12,999
08/31/1994          $12,449    0.34%    $13,843     0.39%    $13,049
09/30/1994          $12,436    -0.08%   $13,832     0.25%    $13,082
10/31/1994          $12,293    0.28%    $13,871     0.39%    $13,133
11/30/1994          $12,288    -0.32%   $13,826     0.22%    $13,162
12/31/1994          $12,261    0.24%    $13,860     0.39%    $13,213
01/31/1995          $12,360    1.22%    $14,029     0.70%    $13,306
02/28/1995          $12,501    1.19%    $14,196     0.61%    $13,387
03/31/1995          $12,574    0.57%    $14,277     0.49%    $13,453
04/30/1995          $12,691    0.81%    $14,393     0.58%    $13,531
05/31/1995          $12,959    1.39%    $14,593     0.66%    $13,620
06/30/1995          $12,913    0.53%    $14,670     0.50%    $13,688
07/31/1995          $12,994    0.47%    $14,739     0.55%    $13,763
08/31/1995          $13,103    0.55%    $14,819     0.48%    $13,829
09/30/1995          $13,170    0.45%    $14,886     0.45%    $13,892
10/31/1995          $13,224    0.74%    $14,997     0.53%    $13,965
11/30/1995          $13,349    0.74%    $15,108     0.53%    $14,039
12/31/1995          $13,386    0.70%    $15,214     0.56%    $14,118
01/31/1996          $13,481    0.79%    $15,334     0.54%    $14,194
02/29/1996          $13,489    -0.22%   $15,301     0.39%    $14,249
03/31/1996          $13,570    0.06%    $15,310     0.35%    $14,299
04/30/1996          $13,582    0.19%    $15,339     0.43%    $14,361
05/31/1996          $13,637    0.30%    $15,386     0.42%    $14,421
06/30/1996          $13,767    0.67%    $15,489     0.39%    $14,477
07/31/1996          $13,808    0.40%    $15,550     0.43%    $14,540
08/31/1996          $13,850    0.41%    $15,614     0.53%    $14,617
09/30/1996          $13,948    0.80%    $15,739     0.49%    $14,688
10/31/1996          $14,089    1.00%    $15,896     0.52%    $14,765
11/30/1996          $14,156    0.64%    $15,998     0.48%    $14,835
12/31/1996          $14,222    0.16%    $16,023     0.45%    $14,902
01/31/1997          $14,320    0.47%    $16,099     0.44%    $14,968
02/28/1997          $14,402    0.29%    $16,145     0.40%    $15,028
03/31/1997          $14,441    0.04%    $16,152     0.34%    $15,079
04/30/1997          $14,558    0.75%    $16,273     0.47%    $15,150
05/31/1997          $14,645    0.67%    $16,383     0.52%    $15,228
06/30/1997          $14,748    0.63%    $16,486     0.50%    $15,305
07/31/1997          $14,898    0.91%    $16,636     0.54%    $15,387
08/31/1997          $14,907    0.20%    $16,670     0.45%    $15,456
09/30/1997          $15,012    0.68%    $16,783     0.46%    $15,528
10/31/1997          $15,101    0.66%    $16,895     0.49%    $15,604
11/30/1997          $15,109    0.27%    $16,941     0.42%    $15,669
12/31/1997          $15,213    0.63%    $17,048     0.52%    $15,751
01/31/1998          $15,334    0.85%    $17,192     0.57%    $15,840
02/28/1998          $15,342    0.16%    $17,219     0.39%    $15,902
03/31/1998          $15,383    0.41%    $17,290     0.45%    $15,974
04/30/1998          $15,456    0.47%    $17,372     0.44%    $16,044
05/31/1998          $15,497    0.51%    $17,460     0.49%    $16,123
06/30/1998          $15,572    0.50%    $17,548     0.45%    $16,195
07/31/1998          $15,611    0.47%    $17,629     0.49%    $16,275
08/31/1998          $15,708    1.03%    $17,811     0.53%    $16,361
09/30/1998          $15,802    1.14%    $18,015     0.61%    $16,461
10/31/1998          $15,745    0.52%    $18,108     0.51%    $16,545
11/30/1998          $15,721    -0.03%   $18,102     0.34%    $16,601
12/31/1998          $15,803    0.38%    $18,171     0.47%    $16,679
01/31/1999          $15,884    0.37%    $18,238     0.45%    $16,754
02/28/1999          $15,983    -0.25%   $18,192     0.31%    $16,806
03/31/1999          $16,031    0.66%    $18,311     0.45%    $16,881
04/30/1999          $16,097    0.33%    $18,372     0.42%    $16,952
05/31/1999          $16,145    0.06%    $18,382     0.33%    $17,008
06/30/1999          $16,159    0.30%    $18,436     0.22%    $17,046
07/31/1999          $16,206    0.36%    $18,503     0.45%    $17,122
08/31/1999          $16,269    0.26%    $18,552     0.41%    $17,193
09/30/1999          $16,332    0.59%    $18,662     0.46%    $17,272
10/31/1999          $16,413    0.31%    $18,720     0.44%    $17,348

                    64.13%              87.20%               73.48%


*Source: Lehman Brothers; Standard and Poor's(R) Micropal.


Past performance is not predictive of future results.

[PYRAMID GRAPH]


FRANKLIN BOND FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Bond Fund seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal.
--------------------------------------------------------------------------------


The U.S. economy grew at a rapid pace during the one-year reporting period, stimulated by last fall's Federal Reserve Board (Fed) interest-rate cuts. As investors regained confidence, they demanded less of a risk premium to invest in mortgage-backed securities, asset-backed securities and corporate bonds, causing the yield spread, or difference in yield between these investments and U.S. Treasury bonds, to narrow. However, near the end of 1998, as it became apparent that the economy was growing more rapidly than generally anticipated, yields on U.S. Treasury securities rose in response. The rise in interest rates, while unfavorable for holders of U.S. Treasury securities, was coupled with positive performance from several fixed-income sectors that had suffered during last fall's "flight-to-quality." For instance, some mortgage pass-throughs benefited from reduced prepayment expectations at the higher interest rates. With diminished expectations of an economic slowdown, many investors steadily moved out of Treasuries and into higher-yielding sectors.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 58 of this report.

Tight labor markets and strong consumer demand, by-products of the vibrant economy, led to market expectations in the first half of calendar-year 1999 that the Fed would increase interest rates to dampen inflationary pressures. The Fed did just that, raising the federal funds target rate to 5.00% on June 30, and to 5.25% on August 24. Although fixed-income securities generally suffer price declines in a rising interest-rate environment, the fund's increased exposure to mortgage-backed securities muted this effect on the portfolio. The prevailing mortgage rates rose with Treasury yields, reducing prepayment risk, as homeowners had less incentive to refinance their mortgages. Higher-coupon mortgage pass-throughs especially benefited from this slowdown in prepayment activity.

At the same time interest rates were rising during the summer, a large amount of corporate bonds and asset-backed bonds came to market, offering yield advantages compared to U.S. Treasury securities. This increased supply negatively impacted their price. Since yields rise when prices fall, the yield spreads between these securities and Treasuries widened substantially. Treasury yields also continued to rise toward the end of the reporting period, anticipating further Fed interest-rate increases. During the reporting period, the 30-year Treasury bond yield rose from 5.16% on October 31, 1998, to 6.16% on October 31, 1999.

The fund took advantage of the historically wide yield-spread environment at the end of the reporting period to broaden its sector diversification, as the table to the right shows, reducing its U.S. Treasury and agency securities allocation, while increasing its exposure to mortgage-backed, commercial mortgage-backed, asset-backed, and high yield securities. Even though the fund reduced its overall percentage of corporate bonds during the period, it increased exposure to attractively priced high yield bonds within the corporate sector. Over the near term, we believe that yield spreads should return to more historical levels once the market turns its attention away from supply and year-end liquidity concerns.



PORTFOLIO BREAKDOWN
Franklin Bond Fund
Based on Total Net Assets
10/31/99

SECTOR                             10/31/99       10/31/98
----------------------------------------------------------
Mortgage-Backed Securities          62.28%         34.51%

Corporate Bonds                     43.86%         27.48%

Asset-Backed Securities             10.90%          0.00%

International Bonds                  4.89%          0.00%

U.S. Agency Bonds                    2.96%         13.34%

U.S. Treasury Securities             0.05%         18.46%

Cash, Assets and Liabilities       -24.94%          6.21%

Sincerely,


/s/ Roger A. Bayston


Roger A. Bayston
Portfolio Manager
Franklin Bond Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS*
Franklin Bond Fund
11/1/98 - 10/31/99

                                             DIVIDEND PER SHARE
                                     -----------------------------------
MONTH                                   CLASS A           ADVISOR CLASS
------------------------------------------------------------------------
November                              4.50 cents            4.71 cents

December                             10.45 cents**         10.66 cents**

January                               4.50 cents            4.71 cents

February                              4.50 cents            4.71 cents

March                                 4.70 cents            5.11 cents

April                                 4.70 cents            4.90 cents

May                                   4.80 cents            5.01 cents

June                                  4.80 cents            5.00 cents

July                                  4.80 cents            5.00 cents

August                                4.80 cents            5.00 cents

September                             5.20 cents            5.39 cents

October                               5.20 cents            5.40 cents
------------------------------------------------------------------------
TOTAL                                62.95 CENTS           65.60 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

**Includes an additional $0.0595 distribution for excise tax purposes.

FRANKLIN BOND FUND



--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the maximum 4.25% initial sales charge.*

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and yield for the period would have been 6.23% and 6.52% for Class A and Advisor Class shares respectively. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Directors.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/99     10/31/98
-------------------------------------------------------------------
Net Asset Value                -$0.75          $9.61       $10.36

                               DISTRIBUTIONS (11/1/98 - 10/31/99)
                               ------------------------------------
Dividend Income                $0.6295

Long-Term Capital Gain         $0.0213

Short-Term Capital Gain        $0.0261

TOTAL                          $0.6769


ADVISOR CLASS                  CHANGE        10/31/99     10/31/98
-------------------------------------------------------------------
Net Asset Value                -$0.75          $9.62       $10.37

                               DISTRIBUTIONS (11/1/98 - 10/31/99)
                               ------------------------------------
Dividend Income                $0.6560

Long-Term Capital Gain         $0.0213

Short-Term Capital Gain        $0.0261

TOTAL                          $0.7034



Franklin Bond Fund paid distributions derived from long-term capital gains of
2.13 cents ($0.0213) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).


             Past performance is not predictive of future results.

PERFORMANCE

                                                                     INCEPTION
CLASS A                                                 1-YEAR        (8/3/98)
-------------------------------------------------------------------------------
Cumulative Total Return(1)                              -0.73%         +3.29%
Average Annual Total Return(2)                          -4.95%         -0.85%

Distribution Rate(3)                  6.22%
30-Day Standardized Yield(4)          6.87%


                                                                     INCEPTION
ADVISOR CLASS                                           1-YEAR        (8/3/98)
-------------------------------------------------------------------------------
Cumulative Total Return(1)                              -0.46%         +3.69%
Average Annual Total Return(2)                          -0.46%         +2.93%

Distribution Rate(3)                  6.74%
30-Day Standardized Yield(4)          7.44%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Advisor Class) per share on October 31, 1999.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1999.


--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


             Past performance is not predictive of future results.

FRANKLIN BOND FUND


AVERAGE ANNUAL TOTAL RETURN 10/31/99

CLASS A
--------------------------------------
1-Year                          -4.95%

Since Inception (8/3/98)        -0.85%



AVERAGE ANNUAL TOTAL RETURN 10/31/99

ADVISOR CLASS
--------------------------------------
1-Year                          -0.46%

Since Inception (8/3/98)        +2.93%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. The Consumer Price Index
(CPI) is a commonly used measure of the inflation rate.


CLASS A (8/3/98 - 10/31/99)

This graph compares the performance of Franklin Bond Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the Salomon Brothers Broad Investment Grade Index* and the CPI from 8/3/98-10/31/99.

                 Franklin Bond Fund   Salomon Brothers       CPI
                      - Class A       Broad Investment
                                        Grade Index
----------------------------------------------------------------------
08/03/1998          $9,579             $10,000             $10,000
08/31/1998          $9,761     1.53%   $10,153    0.12%    $10,012
09/30/1998          $10,038    2.36%   $10,393    0.12%    $10,024
10/31/1998          $9,966     -0.45%  $10,346    0.24%    $10,048
11/30/1998          $10,010    0.55%   $10,403    0.00%    $10,048
12/31/1998          $10,031    0.31%   $10,435    -0.06%   $10,042
01/31/1999          $10,104    0.74%   $10,512    0.24%    $10,066
02/28/1999          $9,912     -1.75%  $10,328    0.12%    $10,078
03/31/1999          $9,949     0.57%   $10,387    0.30%    $10,108
04/30/1999          $9,976     0.33%   $10,421    0.73%    $10,182
05/31/1999          $9,844     -0.92%  $10,326    0.00%    $10,182
06/30/1999          $9,812     -0.34%  $10,290    0.00%    $10,182
07/31/1999          $9,770     -0.40%  $10,249    0.30%    $10,213
08/31/1999          $9,778     -0.07%  $10,242    0.24%    $10,237
09/30/1999          $9,862     1.20%   $10,365    0.48%    $10,286
10/31/1999          $9,894     0.30%   $10,396    0.18%    $10,305

                    -1.06%              3.96%               3.05%



*Source: Standard and Poor's Micropal.



ADVISOR CLASS (8/3/98 - 10/31/99)

This graph compares the performance of Franklin Bond Fund -Advisor Class, as tracked by the growth in value of a $10,000 investment, to that of the Salomon Brothers Broad Investment Grade Index* and the CPI from 8/3/98-10/31/99.

                 Franklin Bond Fund   Salomon Brothers       CPI
                   - Advisor Class    Broad Investment
                                        Grade Index
----------------------------------------------------------------------
08/03/1998          $10,000            $10,000             $10,000
08/31/1998          $10,200    1.53%   $10,153    0.12%    $10,012
09/30/1998          $10,480    2.36%   $10,393    0.12%    $10,024
10/31/1998          $10,417    -0.45%  $10,346    0.24%    $10,048
11/30/1998          $10,464    0.55%   $10,403    0.00%    $10,048
12/31/1998          $10,499    0.31%   $10,435    -0.06%   $10,042
01/31/1999          $10,567    0.74%   $10,512    0.24%    $10,066
02/28/1999          $10,369    -1.75%  $10,328    0.12%    $10,078
03/31/1999          $10,411    0.57%   $10,387    0.30%    $10,108
04/30/1999          $10,442    0.33%   $10,421    0.73%    $10,182
05/31/1999          $10,306    -0.92%  $10,326    0.00%    $10,182
06/30/1999          $10,274    -0.34%  $10,290    0.00%    $10,182
07/31/1999          $10,232    -0.40%  $10,249    0.30%    $10,213
08/31/1999          $10,243    -0.07%  $10,242    0.24%    $10,237
09/30/1999          $10,332    1.20%   $10,365    0.48%    $10,286
10/31/1999          $10,369    0.30%   $10,396    0.18%    $10,305

                     3.69%              3.96%               3.05%




*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.

FRANKLIN CONVERTIBLE SECURITIES FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.
--------------------------------------------------------------------------------

During the 12-month reporting period, consumer demand for goods and services kept U.S. economic activity above expectations. Additionally, continued low inflation, interest rates and unemployment coupled with corporate profits ahead of analysts' estimates resulted in the financial markets rising appreciably during the period. Large-capitalization technology and telecommunications companies, given these sectors' attractive growth prospects, led the advance. Bonds began the year in a fairly tight trading range with the yield on the 30-year U.S. Treasury bond at 5.16% on November 1, 1998. As the economy continued to pick up steam, the Federal Reserve Board (the Fed) found it necessary to make a preemptive strike to help keep growth and inflation levels in balance. Two 0.25% increases in the federal funds target rate during the summer gradually helped push interest rates higher toward the end of the period. On October 31, 1999, the 30-year Treasury bond yielded 6.16%.

Within the convertible securities market, the benchmark Goldman Sachs/Bloomberg U.S. Convertible 100 Index increased 19.91% during the period, with performance driven by large-capitalization companies in the technology, telecommunications and consumer services sectors. The index's large-capitalization component led the increase, gaining 43.31%. On the opposite side of the spectrum, the convertibles of small-capitalization companies declined substantially, falling 13.55%. In addition, the convertible securities of lower credit-quality companies underperformed as corporate credit spreads, the difference in yields between lower- and higher-rated securities, widened beginning in the fall of 1998. This widening reduced the investment value of convertible securities as fixed-income instruments, resulting in greater-than-expected downside risk, how far we believe the securities could potentially decline.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 63 of this report.


[PYRAMID GRAPHIC]

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets
10/31/99


[PIE CHART GRAPHIC]


Convertible Preferred Stocks        54.9%
Convertible Bonds                   44.4%
Cash & Short-Term Equivalents        0.7%



The fund underperformed the benchmark during the first half of the reporting period due to a combination of sector allocation decisions and an overweight position in the convertible securities of smaller capitalization companies, relative to the fund's benchmark index. New members joined the fund's portfolio management team in December 1998, and the new team implemented a change in investment strategy to make the portfolio more representative of the entire convertible securities market. As a result, the fund has greater emphasis on mid- and large-capitalization companies with leading positions in attractive growth industries.

During the second half of the reporting period, the fund significantly increased its weighting in the technology and telecommunications sectors while reducing previously overweight positions in electric utilities and real estate investment trusts (REITs). Performance improved, with the fund's outpacing its benchmark during the six months ended October 31, 1999. For the 12-month reporting period, the fund's Class A shares delivered a +14.25% cumulative total return.(1)



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

We increased our positions in several areas including electronic technology, where we added EMC Corp., a leading provider of data storage solutions to companies worldwide. EMC is expected to benefit from the substantial increase in data storage demand driven in part by the growth of the Internet, e-mail and e-commerce. Although the EMC convertible bonds trade at a significant premium when valued strictly as bonds, we felt the remaining call protection provided favorable exposure to increases in the underlying common stock. The fund maintained a position in Comverse Technology Inc., a leader in the design and manufacture of telecommunication systems and software. Demand for the company's products and services continues to exceed expectations as telecommunications network operators seek to provide their customers with value-added services such as messaging, call answering, voice- and fax-mail, and pre-paid services. Another area of emphasis in telecommunications is among service providers. We added McLeodUSA Inc., a leading competitive local exchange carrier in the Midwestern and Rocky Mountain regions, which provides local, long-distance, data, voice-mail, paging and Internet access to businesses and residential customers.

During the period, the fund maintained an overweight position in the energy sector with an emphasis on oil and gas exploration and production as well as oilfield services and equipment. Holdings in exploration and production companies, including Devon Energy (Kerr-McGee Corp. convertibles) and Range Resources Corp., increased as the recovery in crude oil and natural gas prices continued throughout the year under review. Higher commodity prices and improving financial performance among exploration and production companies also benefited the oilfield services sector where fund holdings Diamond Offshore Drilling and Weatherford International Inc. experienced rising demand for their goods and services.

DIVIDEND DISTRIBUTIONS
Franklin Convertible Securities Fund
11/1/98 - 10/31/99

                                             DIVIDEND PER SHARE
                                        ---------------------------
MONTH                                      CLASS A       CLASS C
-------------------------------------------------------------------
November                                  5.0 cents     4.29 cents

December                                  9.2 cents*    8.49 cents*

January                                   5.0 cents     4.29 cents

February                                  5.0 cents     4.29 cents

March                                     5.0 cents     4.23 cents

April                                     5.0 cents     4.23 cents

May                                       5.0 cents     4.23 cents

June                                      5.0 cents     4.28 cents

July                                      5.0 cents     4.28 cents

August                                    5.0 cents     4.28 cents

September                                 5.0 cents     4.20 cents

October                                   5.0 cents     4.20 cents
------------------------------------------------------------------
TOTAL                                    64.2 CENTS    55.29 CENTS


*Includes an additional 4.2 cent per share distribution.



One area of disappointment during the recent period was the negative performance of interest-rate-sensitive positions including United Rentals Trust and Tower Automotive Capital. United Rentals, a leading equipment rental company, was negatively impacted by fears that a higher interest-rate environment would slow construction activity and reduce demand for the company's services. Similar sentiment toward automotive suppliers put pressure on the share price of Tower Automotive. Despite the near-term concerns, we believe these convertible positions remain attractive given the high, current income and ability to participate in the positive long-term outlook for both companies.

Looking forward, we remain optimistic about the prospects for U.S. stock and bond markets given the healthy domestic economy and expectations of continued improvements in growth abroad. We believe the fund is well positioned to take advantage of the favorable outlook for the domestic convertible securities market. Any further price increases in the underlying common stocks provide the potential for capital appreciation, while the fixed-income nature of convertible securities provides current income and reduced volatility in a down equity market relative to the underlying equities.



Sincerely,


/s/ Edward. B. Jamieson


Edward. B. Jamieson




/s/ Edward D. Perks


Edward D. Perks


Portfolio Management Team
Franklin Convertible Securities Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------



"Looking forward, we remain optimistic about the prospects for U.S. stock and bond markets given the healthy domestic economy and expectations of continued improvements in growth abroad."

FRANKLIN CONVERTIBLE SECURITIES FUND



--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total return.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 10/31/99


Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE         10/31/99     10/31/98
-------------------------------------------------------------------
Net Asset Value                +$0.99          $12.74       $11.75

                               DISTRIBUTIONS (11/1/98 - 10/31/99)
                               ------------------------------------
Dividend Income                $0.642


CLASS C                        CHANGE         10/31/99     10/31/98
-------------------------------------------------------------------
Net Asset Value                +$0.99         $12.69        $11.70

                               DISTRIBUTIONS (11/1/98 - 10/31/99)
                               ------------------------------------
Dividend Income                $0.5529



Past performance is not predictive of future results.

PERFORMANCE

                                                                      INCEPTION
CLASS A                             1-YEAR     5-YEAR     10-YEAR     (4/15/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)          +14.25%    +69.40%    +209.77%     +251.74%

Average Annual Total Return(2)       +7.65%     +9.81%    + 11.31%      +10.03%

Value of $10,000 Investment(3)      $10,765    $15,970    $29,206      $33,158

Distribution Rate(4)                       4.44%

30-Day Standardized Yield(5)               4.61%

                           10/31/95   10/31/96   10/31/97   10/31/98   10/31/99
--------------------------------------------------------------------------------
One-Year Total Return(6)    +15.18%    +16.71%    +22.47%    -9.93%    +14.25%

                                                                     INCEPTION
CLASS C                                        1-YEAR     3-YEAR      (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +13.48%    +23.29%      +40.02%

Average Annual Total Return(2)                 +11.34%     +6.86%       +8.33%

Value of $10,000 Investment(3)                $11,134     $12,202      $13,864

Distribution Rate(4)                             3.93%

30-Day Standardized Yield(5)                     4.10%


                               10/31/96     10/31/97     10/31/98     10/31/99
--------------------------------------------------------------------------------
One-Year Total Return(6)        +15.83%      +21.54%      -10.61%      +13.48%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price per share on October 31, 1999.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1999.

6. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.



--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance is not predictive of future results.

FRANKLIN CONVERTIBLE SECURITIES FUND


AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS A
-----------------------------------------------
1-Year                                   +7.65%

5-Year                                   +9.81%

10-Year                                 +11.31%

Since Inception (4/15/87)               +10.03%


AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS C
-----------------------------------------------
1-Year                                  +11.34%

3-Year                                   +6.86%

Since Inception (10/2/95)                +8.33%



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.


CLASS A (11/1/89 - 10/31/99)

This graph compares the performance of Franklin Convertible Securities Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of Goldman Sachs Convertible 100 Bond Index* from 11/1/89-10/31/99.

    Date          Franklin           Goldman Sachs        Goldman
                 Convertible     Convertible 100 Bond      Sachs
              Securities Fund -          Index          Conv100 $T
                   Class A
---------------------------------------------------------------------
 11/01/1989        $9,429               $10,000
 11/30/1989        $9,535               $10,130            1.30%
 12/31/1989        $9,623               $10,113           -0.17%
 01/31/1990        $9,349               $9,591            -5.16%
 02/28/1990        $9,407               $9,660             0.72%
 03/31/1990        $9,626               $9,810             1.55%
 04/30/1990        $9,409               $9,465            -3.51%
 05/31/1990        $9,835               $10,056            6.24%
 06/30/1990        $9,987               $10,031           -0.25%
 07/31/1990        $9,848               $9,921            -1.10%
 08/31/1990        $9,231               $9,369            -5.56%
 09/30/1990        $8,733               $8,847            -5.57%
 10/31/1990        $8,296               $8,369            -5.40%
 11/30/1990        $8,676               $8,838             5.60%
 12/31/1990        $9,069               $9,073             2.66%
 01/31/1991        $9,419               $9,568             5.45%
 02/28/1991        $10,002              $10,143            6.01%
 03/31/1991        $10,377              $10,369            2.23%
 04/30/1991        $10,620              $10,469            0.97%
 05/31/1991        $11,023              $10,853            3.66%
 06/30/1991        $10,657              $10,514           -3.12%
 07/31/1991        $11,109              $10,800            2.72%
 08/31/1991        $11,508              $11,149            3.23%
 09/30/1991        $11,527              $11,119           -0.27%
 10/31/1991        $11,640              $11,339            1.98%
 11/30/1991        $11,497              $11,042           -2.62%
 12/31/1991        $12,118              $11,586            4.93%
 01/31/1992        $12,421              $12,146            4.83%
 02/29/1992        $12,619              $12,425            2.30%
 03/31/1992        $12,447              $12,281           -1.16%
 04/30/1992        $12,493              $12,290            0.07%
 05/31/1992        $12,730              $12,329            0.32%
 06/30/1992        $12,521              $12,429            0.81%
 07/31/1992        $12,969              $12,864            3.50%
 08/31/1992        $12,806              $12,857           -0.05%
 09/30/1992        $12,999              $13,120            2.04%
 10/31/1992        $13,156              $13,145            0.19%
 11/30/1992        $13,713              $13,448            2.31%
 12/31/1992        $14,086              $13,631            1.36%
 01/31/1993        $14,460              $13,941            2.27%
 02/28/1993        $14,407              $14,102            1.16%
 03/31/1993        $14,975              $14,578            3.37%
 04/30/1993        $14,946              $14,551           -0.18%
 05/31/1993        $15,353              $14,915            2.50%
 06/30/1993        $15,517              $15,140            1.51%
 07/31/1993        $15,695              $15,102           -0.25%
 08/31/1993        $16,265              $15,522            2.78%
 09/30/1993        $16,524              $15,541            0.12%
 10/31/1993        $16,875              $15,779            1.53%
 11/30/1993        $16,562              $15,722           -0.36%
 12/31/1993        $16,979              $15,966            1.55%
 01/31/1994        $17,440              $16,358            2.46%
 02/28/1994        $17,377              $16,285           -0.45%
 03/31/1994        $16,741              $15,798           -2.99%
 04/30/1994        $16,488              $15,513           -1.80%
 05/31/1994        $16,551              $15,560            0.30%
 06/30/1994        $16,531              $15,386           -1.12%
 07/31/1994        $16,897              $15,710            2.11%
 08/31/1994        $17,307              $16,153            2.82%
 09/30/1994        $17,232              $15,934           -1.36%
 10/31/1994        $17,241              $15,859           -0.47%
 11/30/1994        $16,746              $15,302           -3.51%
 12/31/1994        $16,701              $15,190           -0.73%
 01/31/1995        $16,596              $15,491            1.98%
 02/28/1995        $16,943              $16,004            3.31%
 03/31/1995        $17,428              $16,476            2.95%
 04/30/1995        $17,899              $16,873            2.41%
 05/31/1995        $18,432              $17,357            2.87%
 06/30/1995        $18,968              $17,939            3.35%
 07/31/1995        $19,737              $18,490            3.07%
 08/31/1995        $19,923              $18,721            1.25%
 09/30/1995        $20,294              $18,940            1.17%
 10/31/1995        $19,857              $18,527           -2.18%
 11/30/1995        $20,373              $19,266            3.99%
 12/31/1995        $20,742              $19,372            0.55%
 01/31/1996        $21,125              $19,924            2.85%
 02/29/1996        $21,458              $20,265            1.71%
 03/31/1996        $21,677              $20,545            1.38%
 04/30/1996        $22,199              $20,738            0.94%
 05/31/1996        $22,654              $21,109            1.79%
 06/30/1996        $22,298              $20,963           -0.69%
 07/31/1996        $21,484              $20,265           -3.33%
 08/31/1996        $22,251              $20,910            3.18%
 09/30/1996        $23,126              $21,593            3.27%
 10/31/1996        $23,176              $21,475           -0.55%
 11/30/1996        $24,022              $22,198            3.37%
 12/31/1996        $24,129              $22,030           -0.76%
 01/31/1997        $25,209              $22,424            1.79%
 02/28/1997        $24,947              $22,500            0.34%
 03/31/1997        $24,402              $22,327           -0.77%
 04/30/1997        $24,459              $22,642            1.41%
 05/31/1997        $25,687              $23,701            4.68%
 06/30/1997        $26,521              $24,403            2.96%
 07/31/1997        $27,910              $25,852            5.94%
 08/31/1997        $28,121              $25,658           -0.75%
 09/30/1997        $29,309              $26,947            5.02%
 10/31/1997        $28,384              $26,300           -2.40%
 11/30/1997        $28,616              $26,210           -0.34%
 12/31/1997        $29,021              $26,326            0.44%
 01/31/1998        $28,603              $26,218           -0.41%
 02/28/1998        $29,298              $27,586            5.22%
 03/31/1998        $29,551              $28,604            3.69%
 04/30/1998        $29,911              $28,919            1.10%
 05/31/1998        $29,059              $28,138           -2.70%
 06/30/1998        $28,464              $28,304            0.59%
 07/31/1998        $27,754              $27,676           -2.22%
 08/31/1998        $24,717              $24,471           -11.58%
 09/30/1998        $25,213              $24,943            1.93%
 10/31/1998        $25,565              $25,926            3.94%
 11/30/1998        $26,458              $27,082            4.46%
 12/31/1998        $26,994              $28,363            4.73%
 01/31/1999        $27,612              $29,262            3.17%
 02/28/1999        $26,328              $28,355           -3.10%
 03/31/1999        $26,284              $28,857            1.77%
 04/30/1999        $27,423              $30,490            5.66%
 05/31/1999        $28,005              $30,783            0.96%
 06/30/1999        $28,998              $31,254            1.53%
 07/31/1999        $28,633              $31,154           -0.32%
 08/31/1999        $28,884              $30,980           -0.56%
 09/30/1999        $28,792              $30,273           -2.28%
 10/31/1999        $29,206              $31,088            2.69%


*Source: Standard and Poor's Micropal.



CLASS C (10/2/95 - 10/31/99)

This graph compares the performance of Franklin Convertible Securities Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of Goldman Sachs Convertible 100 Bond Index* from 10/2/95-10/31/99.

    Date          Franklin           Goldman Sachs        Goldman
                 Convertible     Convertible 100 Bond     Sachs
              Securities Fund -          Index          Conv100 $T
                   Class C
--------------------------------------------------------------------
 10/02/1995        $9,901               $10,000
 10/31/1995        $9,708               $9,782            -2.18%
 11/30/1995        $9,964               $10,172           3.99%
 12/31/1995        $10,125              $10,228           0.55%
 01/31/1996        $10,317              $10,520           2.85%
 02/29/1996        $10,468              $10,700           1.71%
 03/31/1996        $10,571              $10,847           1.38%
 04/30/1996        $10,822              $10,949           0.94%
 05/31/1996        $11,032              $11,145           1.79%
 06/30/1996        $10,854              $11,068           -0.69%
 07/31/1996        $10,451              $10,700           -3.33%
 08/31/1996        $10,812              $11,040           3.18%
 09/30/1996        $11,232              $11,401           3.27%
 10/31/1996        $11,245              $11,338           -0.55%
 11/30/1996        $11,659              $11,720           3.37%
 12/31/1996        $11,697              $11,631           -0.76%
 01/31/1997        $12,214              $11,840           1.79%
 02/28/1997        $12,079              $11,880           0.34%
 03/31/1997        $11,807              $11,788           -0.77%
 04/30/1997        $11,827              $11,955           1.41%
 05/31/1997        $12,416              $12,514           4.68%
 06/30/1997        $12,803              $12,884           2.96%
 07/31/1997        $13,469              $13,650           5.94%
 08/31/1997        $13,564              $13,547           -0.75%
 09/30/1997        $14,123              $14,227           5.02%
 10/31/1997        $13,667              $13,886           -2.40%
 11/30/1997        $13,780              $13,839           -0.34%
 12/31/1997        $13,957              $13,900           0.44%
 01/31/1998        $13,756              $13,843           -0.41%
 02/28/1998        $14,071              $14,565           5.22%
 03/31/1998        $14,184              $15,103           3.69%
 04/30/1998        $14,348              $15,269           1.10%
 05/31/1998        $13,939              $14,857           -2.70%
 06/30/1998        $13,643              $14,944           0.59%
 07/31/1998        $13,294              $14,613           -2.22%
 08/31/1998        $11,826              $12,920          -11.58%
 09/30/1998        $12,056              $13,170           1.93%
 10/31/1998        $12,217              $13,689           3.94%
 11/30/1998        $12,638              $14,299           4.46%
 12/31/1998        $12,888              $14,976           4.73%
 01/31/1999        $13,176              $15,450           3.17%
 02/28/1999        $12,554              $14,971           -3.10%
 03/31/1999        $12,535              $15,236           1.77%
 04/30/1999        $13,061              $16,099           5.66%
 05/31/1999        $13,331              $16,253           0.96%
 06/30/1999        $13,798              $16,502           1.53%
 07/31/1999        $13,616              $16,449           -0.32%
 08/31/1999        $13,717              $16,357           -0.56%
 09/30/1999        $13,675              $15,984           -2.28%
 10/31/1999        $13,864              $16,414           2.69%


*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.

FRANKLIN EQUITY INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average dividend yields.
--------------------------------------------------------------------------------

Stock market performance followed divergent trends during the 12-month reporting period. In the first part of the fund's fiscal year, market indexes rebounded strongly, and growth stocks, following their pattern of recent years, outperformed their value counterparts. By mid-year, a large number of companies, including economically sensitive cyclicals, reported better-than-expected earnings. This resulted in strong performance for value stocks. However, this trend proved short-lived. With rising interest rates in 1999, growth sectors such as technology returned to their pattern of superior returns. Traditional high dividend-yielding stocks, in particular, underperformed. Within the Standard & Poor's 500 (S&P 500(R)) Index, the top 25% "growth" stocks in terms of lowest dividend yields outperformed the top 25% "value" stocks with the highest dividend yields by 34.3%, according to our calculations for the 12-month reporting period. Franklin Equity Income Fund, which invests in dividend-paying, large capitalization value stocks, reflected these trends.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 69 of this report.


[PYRAMID GRAPHIC]

TOP FIVE INVESTMENT SECTORS
FRANKLIN EQUITY INCOME FUND
10/31/99

                                        % OF TOTAL
SECTOR                                  NET ASSETS
------                                  ----------
Utilities                                     13.1%

Finance                                       12.4%

Energy Minerals                               11.2%

Telecommunications                            10.0%

Consumer Non-Durables                         8.3%

For the year ended October 31, 1999, the fund's Class A shares generated a +4.90% cumulative total return.(1) The fund's disappointing performance can be attributed largely to its limited investment exposure to technology stocks, as indicated by the 66.5% gain of the S&P Technology Index during the period.(2) Also, our traditionally high dividend-yielding stocks, such as utilities and real estate investment trusts (REITs), were among the stock market's weaker performing sectors for the year. While the portfolio's strategy of investing in high dividend-yielding stocks has lowered its returns in the strong markets of recent years, it is also responsible for a history of less volatile returns. As of October 31, 1999, Franklin Equity Income Fund placed in the top 5% of Lipper Equity Income Funds Objective Average's universe of 110 funds in terms of lowest volatility over the past five years, while its 2.69% distribution yield compared with 1.54% for Lipper's average equity income fund category of 196 funds for the same period.(3)

Please note that this year the fund changed its comparative benchmark to the Wilshire Large Cap Value Index. In our opinion, this index more closely matches our investment characteristics than the S&P 500 Index. In recent years, the S&P 500 has become increasingly biased toward growth sectors, like technology, with low dividend yield, while the Wilshire Large Cap Value Index's investment characteristics, in terms of dividend yield, industry representation and market capitalization, are more consistent with the portfolio's growth and income objective.

1. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge.

2. Source: Standard & Poor's Micropal.

3. Lipper Analytical Services, Inc. is a nationally recognized mutual fund research organization. Lipper calculations do not include sales charges, and past expense reductions by the fund's manager increased the fund's total returns. If these factors had been considered, the fund's performance relative to the average may have differed. Past performance cannot guarantee future results.

Our highly disciplined approach to value investing focuses on stocks that are selling at attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. This generally entails investing in stocks at temporarily depressed prices while collecting current, steady investment returns in the form of dividends, which can provide a cushion against possible price declines. With stock market yields hovering at historically low levels (1.3% for the S&P 500 as of October 31, 1999), we increased the use of more defensive convertible securities during the year under review. Convertible securities represented 9.0% of total net assets on October 31, 1999, versus 6.3% on October 31, 1998.

WHAT ARE BOOK VALUE AND NORMALIZED EARNINGS?

Book value seeks to determine the net asset value of a company's securities, using the following formula: Total net assets are derived by subtracting intangible assets and any long-term liabilities and equity issues that have a prior claim from total assets. This figure is then divided by the number of bonds, shares of preferred stock, or shares of common stock, to give the net asset value, or "book value" per bond or per share of preferred or common stock.

Normalized earnings refer to a company's earnings, adjusted for cyclical ups and downs in the economy.*

*Source: Barron's Dictionary of Finance and Investment Terms, 1995.

One of the portfolio's most notable changes during the year was our decision to relax our restrictive minimum dividend yield requirements, allowing us to invest in technology stocks, which typically pay no or low dividends. Despite what we considered relatively high valuations for many large-cap technology companies, we were able to uncover some attractive new investments during the period. For example, we took a convertible bond position in Comverse Technology Inc., a key provider of telecommunications messaging and information services, and stocks in companies such as Diebold Inc., a dominant player in the automated teller machine (ATM) market, and Raytheon Co., a leading defense electronics company.


TOP TEN HOLDINGS
FRANKLIN EQUITY INCOME FUND
10/31/99

COMPANY                                              % OF TOTAL
INDUSTRY                                             NET ASSETS
Bell Atlantic Corp.                                        3.1%
Telecommunications

GTE Corp.                                                  2.4%
Telecommunications

U.S. West Inc.                                             2.4%
Telecommunications

Texaco Inc.                                                2.3%
Energy Minerals

General Mills Inc.                                         2.3%
Consumer Non-Durables

AT&T Corp.                                                 2.1%
Telecommunications

Pharmacia & Upjohn Inc.                                    2.1%
Health Technology

Atlantic Richfield Co.                                     1.8%
Energy Minerals

St. Paul Cos. Inc.                                         1.7%
Finance

Chevron Corp.                                              1.6%
Energy Minerals

Energy stocks also played a significant role in the fund's investments over the past year. We took advantage of their stock price volatility, reflecting weak oil prices, in early 1999 to reposition existing investments and initiate a new position in Royal Dutch Petroleum Co., one of the world's largest oil and gas companies. At mid-year, four of our top ten investments were energy companies. Since then, oil prices and their stocks rebounded sharply. While maintaining a significant position in this sector, we have since reduced our holdings, such as Yacimientos Petroliferos Fiscales (YPF) SA, which we sold after they became the subject of an attractive acquisition bid.

Financial stocks experienced volatility during the period. Banking and insurance stocks went from generally strong returns during the first half of 1999, to placing among the poorest performers during the summer months of 1999. We reacted to Federal Reserve Board interest-rate increases by reducing our overall investments in this sector. Banks and other financial service stocks usually react poorly to interest-rate hikes, as even slightly higher interest rates greatly increase their costs and tend to curtail their lending activity. At the end of the reporting period, many of these stocks appeared attractive based upon our valuation analysis. However, a weakening credit cycle may continue to affect near-term prospects. We look to add to our investments in this area as opportunities arise. Recent new investments included insurer Allstate Corp. and Tennessee-based regional bank, Union Planters Corp.

We maintained sizable investment positions in utilities and REITs. Despite their disappointing performance during the past year, we found their investment prospects extremely attractive at the reporting period's end. We believe the outlook for many electric utilities is the best in nearly a decade. Merger activity among utilities accelerated by the reporting period's close, and should enable these companies to realize economies of scale. For example, two of the fund's three gas companies, Consolidated Natural Gas Co. and MCN Energy Group Inc., were subject to acquisition bids this past year. REITs, likewise, were selling at historically low valuations. Many were selling below our estimate of their net asset values and offered, on average, yields greater than 8%. Combined with generally favorable cash flow growth prospects, we believe such investments offer excellent total return potential and downside risk protection. As of October 31, 1999, REITs represented 6.1% of the fund's total net assets, and utilities 13.1%.

Looking forward, we anticipate continued high levels of financial market volatility. The economic environment, in terms of moderate growth, and interest rate and inflation levels, proved excellent for stocks during the reporting period. However, with the S&P 500 selling at more than 32 times earnings for the past four quarters, valuations were also at historically high levels. Within this environment, we still expect to find plentiful investment opportunities, as many stocks of high-quality, dividend-paying companies were punished for reporting short-term disappointments, in our opinion. Many of these companies can be purchased with attractive dividend yields for 10 to 12 times earnings and below their book values. We are committed to investing in stocks and convertible securities of undervalued companies that offer attractive dividend yields and favorable downside risk protection. Thus, we believe this relative yield discipline positions us well to take advantage of such future volatility.

Sincerely,

/s/ Frank M. Felicelli

Frank M. Felicelli
Portfolio Manager
Franklin Equity Income Fund

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS
Franklin Equity Income Fund
11/1/98 - 10/31/99

                                            DIVIDEND PER SHARE
                             --------------------------------------------
MONTH                        CLASS A          CLASS B*           CLASS C
-------------------------------------------------------------------------
November                     5.2 cents               --        4.07 cents

December                     6.2 cents**             --        5.07 cents**

January                      5.2 cents       5.20 cents        4.07 cents

February                     5.2 cents       3.98 cents        4.07 cents

March                        5.2 cents       3.99 cents        3.98 cents

April                        5.2 cents       3.99 cents        3.98 cents

May                          5.2 cents       3.99 cents        3.98 cents

June                         5.2 cents       4.12 cents        4.01 cents

July                         4.3 cents       3.22 cents        3.11 cents

August                       4.3 cents       3.22 cents        3.11 cents

September                    4.3 cents       3.17 cents        3.12 cents

October                      4.3 cents       3.17 cents        3.12 cents
--------------------------------------------------------------------------
TOTAL                       59.8 CENTS      38.05 CENTS       45.69 CENTS

*January 1, 1999, the fund began offering Class B shares to investors. See the prospectus for details.

**Includes a 1.0 cent additional distribution.

FRANKLIN EQUITY
INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         10/31/99      10/31/98
Net Asset Value                -$0.73          $19.20       $19.93

                               DISTRIBUTIONS (11/1/98 - 10/31/99)
Dividend Income                $0.5980

Long-Term Capital Gain         $0.9786

Short-Term Capital Gain        $0.0951

  Total                        $1.6717


CLASS B                        CHANGE        10/31/99       1/1/99
Net Asset Value                -$0.21         $19.16        $19.37


                               DISTRIBUTIONS (1/1/99 - 10/31/99)
Dividend Income                $0.3805


CLASS C                        CHANGE        10/31/99       10/31/98
Net Asset Value                -$0.74         $19.14        $19.88


                               DISTRIBUTIONS (11/1/98 - 10/31/99)
Dividend Income                $0.4569

Long-Term Capital Gain         $0.9786

Short-Term Capital Gain        $0.0951

  TOTAL                        $1.5306

Franklin Equity Income Fund paid distributions derived from long-term capital gains of 97.86 cents ($0.9786) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.

PERFORMANCE

                                                                                INCEPTION
CLASS A                               1-YEAR       5-YEAR         10-YEAR       (3/15/88)
Cumulative Total Return(1)            +4.90%      +90.64%        +214.00%        +309.47%

Average Annual Total Return(2)        -1.15%      +12.44%         +11.46%         +12.31%

Value of $10,000 Investment(3)        $9,885      $17,971         $25,599         $38,593

Distribution Rate(4)                   2.53%

30-Day Standardized Yield(5)           2.86%


                              10/31/95       10/31/96       10/31/97       10/31/98       10/31/99
One-Year Total Return(6)       +14.17%        +15.32%        +24.40%        +10.96%         +4.90%


                                                           INCEPTION
CLASS B                                                     (1/1/99)
Cumulative Total Return(1)                                    +0.86%

Aggregate Total Return(2)                                     -3.09%

Value of $10,000 Investment(3)                                $9,691

Distribution Rate(4)                    1.99%

30-Day Standardized Yield(5)            2.30%


                                                                         INCEPTION
CLASS C                                        1-YEAR        3-YEAR      (10/2/95)
Cumulative Total Return(1)                     +4.11%       +41.53%        +61.00%

Average Annual Total Return(2)                 +2.12%       +11.89%        +12.10%

Value of $10,000 Investment(3)                $10,212       $14,007        $15,944

Distribution Rate(4)                            1.94%

30-Day Standardized Yield(5)                    2.28%


                              10/31/96       10/31/97       10/31/98       10/31/99
One-Year Total Return(6)       +14.46%        +23.40%        +10.16%        +4.11%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (net asset value price for Class
B) per share on October 31, 1999.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1999.

6. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN EQUITY
INCOME FUND


AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS A
1-Year                              -1.15%

5-Year                             +12.44%

10-Year                            +11.46%

Since Inception (3/15/88)          +12.31%


AGGREGATE TOTAL RETURN
10/31/99

CLASS B
Since Inception (1/1/99)            -3.09%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

CLASS A (11/1/89 - 10/31/99)

This graph compares the performance of Franklin Equity Income Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index, Russell 3000 Value Index and CPI from 11/1/89-10/31/99.

    DATE       FRANKLIN      S&P 500      RUSSELL    LIPPER EQUITY      CPI
                EQUITY                   3000 VALUE   INCOME FUNDS
              INCOME FUND                  INDEX        AVERAGE
               - CLASS A
--------------------------------------------------------------------------------
 11/01/1989     $9,427       $10,000      $10,000       $10,000       $10,000
 11/30/1989     $9,564       $10,204      $10,109       $10,133       $10,024
 12/31/1989     $9,742       $10,449      $10,314       $10,307       $10,040
 01/31/1990     $9,265        $9,748       $9,665        $9,766       $10,143
 02/28/1990     $9,413        $9,874       $9,909        $9,869       $10,191
 03/31/1990     $9,473       $10,135      $10,025        $9,968       $10,247
 04/30/1990     $9,151        $9,883       $9,636        $9,669       $10,264
 05/31/1990     $9,750       $10,846      $10,415       $10,269       $10,287
 06/30/1990     $9,648       $10,774      $10,193       $10,210       $10,343
 07/31/1990     $9,445       $10,739      $10,085       $10,121       $10,382
 08/31/1990     $8,725        $9,768       $9,179        $9,390       $10,478
 09/30/1990     $8,327        $9,293       $8,718        $8,953       $10,566
 10/31/1990     $8,254        $9,253       $8,576        $8,821       $10,629
 11/30/1990     $8,783        $9,850       $9,167        $9,326       $10,652
 12/31/1990     $8,881       $10,125       $9,403        $9,529       $10,652
 01/31/1991     $9,205       $10,567       $9,845        $9,896       $10,716
 02/28/1991     $9,772       $11,322      $10,520       $10,517       $10,732
 03/31/1991     $9,899       $11,596      $10,705       $10,724       $10,748
 04/30/1991     $9,972       $11,624      $10,784       $10,796       $10,765
 05/31/1991     $10,382      $12,125      $11,192       $11,225       $10,797
 06/30/1991     $9,954       $11,570      $10,717       $10,819       $10,828
 07/31/1991     $10,358      $12,109      $11,155       $11,241       $10,844
 08/31/1991     $10,666      $12,396      $11,367       $11,498       $10,876
 09/30/1991     $10,688      $12,189      $11,289       $11,488       $10,924
 10/31/1991     $10,864      $12,352      $11,472       $11,655       $10,940
 11/30/1991     $10,633      $11,854      $10,892       $11,254       $10,972
 12/31/1991     $11,386      $13,211      $11,791       $12,132       $10,979
 01/31/1992     $11,326      $12,965      $11,873       $12,118       $10,996
 02/29/1992     $11,487      $13,132      $12,183       $12,331       $11,036
 03/31/1992     $11,343      $12,876      $12,010       $12,186       $11,092
 04/30/1992     $11,887      $13,255      $12,478       $12,521       $11,107
 05/31/1992     $12,004      $13,320      $12,559       $12,637       $11,123
 06/30/1992     $12,093      $13,121      $12,459       $12,517       $11,163
 07/31/1992     $12,664      $13,658      $12,938       $12,938       $11,186
 08/31/1992     $12,460      $13,378      $12,554       $12,745       $11,218
 09/30/1992     $12,389      $13,534      $12,732       $12,864       $11,249
 10/31/1992     $12,271      $13,580      $12,767       $12,851       $11,288
 11/30/1992     $12,611      $14,042      $13,215       $13,188       $11,304
 12/31/1992     $12,894      $14,215      $13,549       $13,430       $11,296
 01/31/1993     $13,192      $14,334      $13,969       $13,614       $11,352
 02/28/1993     $13,580      $14,529      $14,425       $13,882       $11,391
 03/31/1993     $13,940      $14,836      $14,860       $14,292       $11,431
 04/30/1993     $13,915      $14,477      $14,657       $14,161       $11,463
 05/31/1993     $14,119      $14,863      $14,964       $14,359       $11,479
 06/30/1993     $14,235      $14,906      $15,279       $14,491       $11,495
 07/31/1993     $14,381      $14,847      $15,457       $14,595       $11,495
 08/31/1993     $14,902      $15,409      $16,020       $15,105       $11,528
 09/30/1993     $14,999      $15,291      $16,078       $15,114       $11,552
 10/31/1993     $15,228      $15,607      $16,102       $15,293       $11,599
 11/30/1993     $15,070      $15,459      $15,762       $15,072       $11,607
 12/31/1993     $15,193      $15,646      $16,077       $15,337       $11,607
 01/31/1994     $15,548      $16,178      $16,682       $15,768       $11,639
 02/28/1994     $15,118      $15,739      $16,161       $15,386       $11,678
 03/31/1994     $14,481      $15,053      $15,549       $14,785       $11,718
 04/30/1994     $14,594      $15,246      $15,833       $14,967       $11,734
 05/31/1994     $14,777      $15,496      $15,996       $15,106       $11,743
 06/30/1994     $14,744      $15,116      $15,611       $14,869       $11,782
 07/31/1994     $15,134      $15,612      $16,076       $15,251       $11,814
 08/31/1994     $15,732      $16,252      $16,555       $15,724       $11,862
 09/30/1994     $15,427      $15,856      $16,045       $15,439       $11,894
 10/31/1994     $15,526      $16,212      $16,214       $15,521       $11,902
 11/30/1994     $15,087      $15,622      $15,559       $14,947       $11,917
 12/31/1994     $15,143      $15,853      $15,767       $15,074       $11,917
 01/31/1995     $15,573      $16,264      $16,193       $15,378       $11,965
 02/28/1995     $15,878      $16,898      $16,829       $15,899       $12,013
 03/31/1995     $16,106      $17,397      $17,169       $16,268       $12,053
 04/30/1995     $16,460      $17,908      $17,708       $16,639       $12,092
 05/31/1995     $16,803      $18,625      $18,419       $17,162       $12,117
 06/30/1995     $16,894      $19,057      $18,706       $17,345       $12,141
 07/31/1995     $17,113      $19,689      $19,361       $17,774       $12,141
 08/31/1995     $17,275      $19,739      $19,665       $17,958       $12,172
 09/30/1995     $17,878      $20,572      $20,333       $18,537       $12,197
 10/31/1995     $17,727      $20,498      $20,071       $18,344       $12,237
 11/30/1995     $18,325      $21,397      $21,066       $19,146       $12,228
 12/31/1995     $19,040      $21,810      $21,608       $19,638       $12,220
 01/31/1996     $19,490      $22,552      $22,230       $20,105       $12,292
 02/29/1996     $19,310      $22,762      $22,415       $20,270       $12,331
 03/31/1996     $19,459      $22,980      $22,805       $20,533       $12,395
 04/30/1996     $19,511      $23,318      $22,941       $20,755       $12,444
 05/31/1996     $19,659      $23,920      $23,256       $21,062       $12,467
 06/30/1996     $19,969      $24,011      $23,246       $21,117       $12,475
 07/31/1996     $19,246      $22,949      $22,330       $20,393       $12,499
 08/31/1996     $19,557      $23,434      $23,003       $20,909       $12,522
 09/30/1996     $20,029      $24,753      $23,886       $21,674       $12,562
 10/31/1996     $20,442      $25,436      $24,741       $22,172       $12,603
 11/30/1996     $21,379      $27,359      $26,488       $23,403       $12,626
 12/31/1996     $21,464      $26,817      $26,271       $23,295       $12,626
 01/31/1997     $22,030      $28,493      $27,453       $24,101       $12,667
 02/28/1997     $22,469      $28,716      $27,843       $24,465       $12,706
 03/31/1997     $22,083      $27,535      $26,868       $23,726       $12,738
 04/30/1997     $22,230      $29,179      $27,921       $24,388       $12,753
 05/31/1997     $23,399      $30,956      $29,546       $25,786       $12,746
 06/30/1997     $24,090      $32,343      $30,838       $26,704       $12,761
 07/31/1997     $25,240      $34,918      $33,055       $28,365       $12,776
 08/31/1997     $24,851      $32,962      $32,040       $27,554       $12,800
 09/30/1997     $26,126      $34,769      $33,994       $28,937       $12,832
 10/31/1997     $25,430      $33,607      $33,046       $28,089       $12,865
 11/30/1997     $26,555      $35,163      $34,398       $29,002       $12,857
 12/31/1997     $27,305      $35,768      $35,419       $29,712       $12,841
 01/31/1998     $27,115      $36,165      $34,906       $29,671       $12,866
 02/28/1998     $28,156      $38,773      $37,230       $31,282       $12,890
 03/31/1998     $29,645      $40,758      $39,434       $32,712       $12,915
 04/30/1998     $29,257      $41,169      $39,691       $32,656       $12,938
 05/31/1998     $28,813      $40,461      $39,024       $32,160       $12,961
 06/30/1998     $28,761      $42,104      $39,457       $32,324       $12,977
 07/31/1998     $27,949      $41,654      $38,546       $31,399       $12,992
 08/31/1998     $25,728      $35,630      $32,783       $27,656       $13,008
 09/30/1998     $27,083      $37,914      $34,661       $29,183       $13,024
 10/31/1998     $28,216      $40,997      $37,209       $30,922       $13,055
 11/30/1998     $29,126      $43,481      $38,883       $32,199       $13,055
 12/31/1998     $29,131      $45,986      $40,198       $32,950       $13,047
 01/31/1999     $28,577      $47,908      $40,423       $32,699       $13,078
 02/28/1999     $28,083      $46,418      $39,683       $32,088       $13,094
 03/31/1999     $28,447      $48,275      $40,421       $32,733       $13,133
 04/30/1999     $30,697      $50,143      $44,192       $35,129       $13,229
 05/31/1999     $31,034      $48,960      $43,835       $34,813       $13,229
 06/30/1999     $31,403      $51,677      $45,132       $35,805       $13,229
 07/31/1999     $30,549      $50,064      $43,828       $34,874       $13,269
 08/31/1999     $29,818      $49,814      $42,206       $33,964       $13,301
 09/30/1999     $28,992      $48,449      $40,775       $32,741       $13,365
 10/31/1999     $29,599      $51,516      $42,892       $33,828       $13,389


*Source: Standard and Poor's Micropal.


CLASS B (1/1/99 - 10/31/99)

This graph compares the performance of Franklin Equity Income Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index, Russell 3000 Value Index, Lipper Equity Income Funds Average, and CPI from 1/1/99-10/31/99.

    DATE       FRANKLIN     S&P 500     RUSSELL     LIPPER EQUITY       CPI
                EQUITY                 3000 VALUE   INCOME FUNDS
             INCOME FUND                 INDEX         AVERAGE
              - CLASS B
--------------------------------------------------------------------------------
 01/01/1999    $10,000      $10,000     $10,000        $10,000        $10,000
 01/31/1999     $9,805      $10,418     $10,056        $9,924         $10,024
 02/28/1999     $9,629      $10,094      $9,872        $9,738         $10,036
 03/31/1999     $9,748      $10,498     $10,056        $9,934         $10,066
 04/30/1999    $10,513      $10,904     $10,994        $10,661        $10,140
 05/31/1999    $10,617      $10,647     $10,905        $10,565        $10,140
 06/30/1999    $10,732      $11,238     $11,228        $10,867        $10,140
 07/31/1999    $10,435      $10,887     $10,903        $10,584        $10,170
 08/31/1999    $10,179      $10,833     $10,500        $10,308        $10,194
 09/30/1999     $9,885      $10,536     $10,144        $9,937         $10,243
 10/31/1999     $9,691      $11,203     $10,670        $10,267        $10,262


*Source: Standard and Poor's Micropal.



Past performance is not predictive of future results.

CLASS C (10/2/95 - 10/31/99)

This graph compares the performance of Franklin Equity Income Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index*, Russell 3000 Value Index, Lipper Equity Income Funds Average, and CPI* from 10/2/95-10/31/99.

    DATE     FRANKLIN     S&P 500      RUSSELL 3000       LIPPER       CPI
             EQUITY                     VALUE INDEX       EQUITY
             INCOME                                       INCOME
             FUND -                                       FUNDS
              CLASS C                                    AVERAGE
--------------------------------------------------------------------------------
 10/02/1995    $9,903     $10,000         $10,000        $10,000     $10,000
 10/31/1995    $9,843      $9,964         $9,871          $9,896     $10,033
 11/30/1995   $10,184     $10,401         $10,361        $10,328     $10,026
 12/31/1995   $10,548     $10,602         $10,627        $10,594     $10,019
 01/31/1996   $10,800     $10,963         $10,933        $10,846     $10,078
 02/29/1996   $10,697     $11,065         $11,024        $10,935     $10,110
 03/31/1996   $10,775     $11,171         $11,215        $11,077     $10,163
 04/30/1996   $10,800     $11,335         $11,283        $11,197     $10,203
 05/31/1996   $10,872     $11,627         $11,437        $11,362     $10,222
 06/30/1996   $11,040     $11,672         $11,433        $11,392     $10,228
 07/31/1996   $10,634     $11,156         $10,982        $11,001     $10,247
 08/31/1996   $10,794     $11,391         $11,313        $11,280     $10,267
 09/30/1996   $11,049     $12,032         $11,747        $11,692     $10,300
 10/31/1996   $11,266     $12,365         $12,168        $11,961     $10,333
 11/30/1996   $11,771     $13,299         $13,027        $12,625     $10,352
 12/31/1996   $11,815     $13,036         $12,920        $12,567     $10,352
 01/31/1997   $12,119     $13,851         $13,501        $13,002     $10,386
 02/28/1997   $12,352     $13,959         $13,693        $13,198     $10,418
 03/31/1997   $12,140     $13,385         $13,214        $12,800     $10,444
 04/30/1997   $12,208     $14,184         $13,732        $13,157     $10,456
 05/31/1997   $12,839     $15,048         $14,531        $13,911     $10,450
 06/30/1997   $13,206     $15,722         $15,166        $14,406     $10,463
 07/31/1997   $13,830     $16,974         $16,257        $15,302     $10,475
 08/31/1997   $13,602     $16,023         $15,758        $14,864     $10,495
 09/30/1997   $14,301     $16,901         $16,719        $15,611     $10,521
 10/31/1997   $13,903     $16,337         $16,252        $15,153     $10,548
 11/30/1997   $14,510     $17,093         $16,917        $15,646     $10,541
 12/31/1997   $14,912     $17,387         $17,419        $16,029     $10,529
 01/31/1998   $14,799     $17,580         $17,167        $16,006     $10,549
 02/28/1998   $15,359     $18,848         $18,310        $16,876     $10,569
 03/31/1998   $16,163     $19,813         $19,394        $17,647     $10,589
 04/30/1998   $15,933     $20,013         $19,520        $17,617     $10,608
 05/31/1998   $15,681     $19,668         $19,192        $17,349     $10,627
 06/30/1998   $15,650     $20,467         $19,405        $17,438     $10,640
 07/31/1998   $15,198     $20,248         $18,957        $16,939     $10,652
 08/31/1998   $13,979     $17,320         $16,123        $14,920     $10,665
 09/30/1998   $14,707     $18,430         $17,047        $15,743     $10,678
 10/31/1998   $15,316     $19,929         $18,300        $16,682     $10,704
 11/30/1998   $15,802     $21,136         $19,123        $17,371     $10,704
 12/31/1998   $15,787     $22,354         $19,770        $17,775     $10,697
 01/31/1999   $15,485     $23,288         $19,880        $17,640     $10,723
 02/28/1999   $15,207     $22,564         $19,516        $17,310     $10,736
 03/31/1999   $15,395     $23,467         $19,879        $17,658     $10,768
 04/30/1999   $16,606     $24,375         $21,734        $18,951     $10,847
 05/31/1999   $16,770     $23,799         $21,558        $18,780     $10,847
 06/30/1999   $16,960     $25,120         $22,196        $19,316     $10,847
 07/31/1999   $16,488     $24,337         $21,555        $18,813     $10,879
 08/31/1999   $16,083     $24,215         $20,757        $18,322     $10,905
 09/30/1999   $15,626     $23,551         $20,054        $17,663     $10,958
 10/31/1999   $15,944     $25,042         $21,094        $18,249     $10,977


*Source: Standard and Poor's Micropal.


AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS C
1-Year                                   +2.12%

3-Year                                  +11.89%

Since Inception (10/2/95)               +12.10%

*Source: Standard and Poor's Micropal

Past performance is not predictive of future results.

                                 FUND CATEGORY

                               [PYRAMID GRAPHIC]


FRANKLIN GLOBAL GOVERNMENT INCOME FUND


Your Fund's Goal: Franklin Global Government Income Fund seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.

ECONOMIC OVERVIEW

During the 12 months ended October 31, 1999, the J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global bonds, posted a -0.64% return in local currency terms, outperforming the -1.8% return for the JPM U.S. Government Bond Index, a benchmark index for U.S. Treasury bonds. We mainly attribute this performance difference to European and Japanese Central Banks not raising interest rates as quickly as the U.S. Federal Reserve (the Fed), which reversed its expansionary monetary policies adopted earlier in our fiscal year when the global economy faced a liquidity crisis and credit crunch. However, a stronger U.S. dollar versus the euro resulted in the global index's lower returns, in U.S. dollar terms. In this environment the JPM GGBI declined 3% in U.S. dollars during the reporting period.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 76 of this report.

Early in the fund's fiscal year, with the rise in the Dow Jones(R) Industrial Average, many investors sold bonds and invested in equity securities. This resulted in declining prices and increasing yields for shorter-term U.S. Treasury bonds, as price and yield move in an inverse relationship. Global markets, for their part, seemed to stabilize and the "flight to quality" phenomenon of capital being moved from equities to bonds reversed.

Global bond markets benefited from interest-rate cuts in Japan, Europe, and the U.S. early in the period. However, strong economic data out of the U.S., the Fed's decision to adopt a tightening bias in May 1999 and subsequent federal funds target rate hikes in June and August 1999 contributed to declining U.S. Treasury bond prices. Prior to the Fed's decision, the European Central Bank had lowered interest rates by 0.5% in early April, in response to that region's economic weakness and low inflation. European bond prices rose sharply as a result, largely because the market had expected only a 0.25% rate cut at the time.

With continued low inflation and weak economic growth for the industrial economies, many investors maintained a positive outlook for global bond markets in January 1999, effectively pricing in further interest-rate cuts by monetary policymakers. In February, this perception changed, partly as a result of stronger-than-expected economic data. Many investors' reduced expectations for interest-rate cuts resulted in a temporary selloff in global bond markets. In March, investors seemed to regain their optimism despite the potential negative effect of higher oil prices on inflation. The positive bond market outlook resulted from continued economic weakness in Europe, Japan and some sectors of the U.S. economy. The bond markets priced in further interest-rate cuts by the Bank of England, the European Central Bank, and the Bank of Canada, further monetary easing by the Bank of Japan, as well as a neutral stance by the Fed. The U.K. and U.S. bond markets also benefited from "flight to quality" inflows resulting from the Yugoslavian crisis.


COUNTRY DISTRIBUTION

Franklin Global Government
Income Fund
Based on Total Net Assets

COUNTRY                        10/31/99           10/31/98
United States                     20.8%              26.4%

Germany                           12.2%              11.1%

Brazil                             8.0%               5.1%

Italy                              7.6%               9.6%

Spain                              7.1%               6.6%

Canada                             6.4%               7.8%

Argentina                          5.5%               6.2%

Venezuela                          5.3%               2.7%

Mexico                             4.6%               4.4%

New Zealand                        4.4%               1.8%

Australia                          4.1%               4.2%

United Kingdom                     4.0%               4.7%

Turkey                             3.9%               2.5%

Sweden                             3.3%               2.9%

Denmark                            2.2%               2.1%

Panama                             0.6%               0.5%

Bulgaria                           0.0%               0.9%

Peru                               0.0%               0.5%

However, during the second quarter of 1999, market expectations deteriorated following strong economic data in the U.S. and the rise in the Consumer Price Index, which measures inflation, as well as improved business surveys in Europe. The bond market began to price in a Fed rate hike and no longer expected interest-rate cuts by the Bank of England and the European Central Bank.

During the portfolio's fiscal year, bond prices increased in most of the countries that comprise the J.P. Morgan Emerging Markets Bond Index Plus, which rose 20%. Venezuelan bond prices climbed with oil prices, while Bulgarian bonds benefited from the easing tensions in neighboring Yugoslavia, placing those countries' debt instruments among the best performers. Meanwhile, investors' expectations for Russian and Ecuadorian government debt default placed those countries' securities among the worst performers.

PORTFOLIO NOTES

In the volatile environment for global fixed-income securities described above, Franklin Global Government Income Fund - Class A registered a +0.9% cumulative total return in U.S. dollars for the 12 months ending October 31, 1999, versus a -3% return for the J.P. Morgan Global Government Bond Index.(1)

The fund attempted to maximize its return during the period by allocating approximately 70%-80% of its total net assets to intermediate- and long-term bonds in the industrial markets and approximately 20%-30% of total net assets to bonds in emerging markets. We believe that this allocation offers the opportunity for higher long-term returns, at the cost of modestly higher short-term volatility.

Overall, the portfolio's emerging markets allocation positively contributed to its performance since emerging market bonds generally outperformed higher-quality, industrial market bonds during the period. We believe that the emerging market positions should offer superior returns over the next two to five years, despite continued short-term volatility.

Our investment allocations remained relatively stable during the period under review. We slightly reduced our North American holdings, which stood at 27.2% on October 31, 1999, down from 34.2% a year earlier. We left the European allocation essentially unchanged at 36.4% at the end of the reporting period, versus 37.9% at the beginning. Outside these two regions, the fund added a 2.5% position to the dollar-bloc (Australia and New Zealand) and 6% to the emerging market sector.

"Overall, the portfolio's emerging markets allocation positively contributed to its performance since emerging market bonds generally outperformed higher-quality, industrial market bonds during the period."


1. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distribution and does not include the sales charge. Index is unmanaged and includes reinvested dividends; one cannot invest directly in an index.

Looking forward, we believe that global inflation will likely pick up slightly in the period ahead and that world economic growth should continue to increase in 1999. This is an ideal environment for diversified global fixed-income portfolios, contributing to our positive intermediate-term outlook for the fund.

Sincerely,

/s/ Thomas J. Dickson

Thomas J. Dickson


/s/ Umran Demirors

Umran Demirors

Portfolio Management Team
Franklin Global Government Income Fund

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS
Franklin Global Government Income Fund
11/1/98 - 10/31/99

                                              DIVIDEND PER SHARE
                              -----------------------------------------------
MONTH                         CLASS A           CLASS C         ADVISOR CLASS
-----------------------------------------------------------------------------
November                      5 cents          4.65 cents         5.07 cents

December                      5 cents          4.65 cents         5.11 cents

January                       5 cents          4.65 cents         5.07 cents

February                      5 cents          4.65 cents         5.06 cents

March                         5 cents          4.64 cents         5.11 cents

April                         5 cents          4.64 cents         5.07 cents

May                           5 cents          4.64 cents         5.07 cents

June                          5 cents          4.60 cents         5.06 cents

July                          5 cents          4.60 cents         5.11 cents

August                        5 cents          4.60 cents         5.07 cents

September                     5 cents          4.71 cents         5.06 cents

October                       3 cents          2.71 cents         3.12 cents
-----------------------------------------------------------------------------

TOTAL                        58 CENTS         53.74 CENTS        58.98 CENTS

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/99       10/31/98
Net Asset Value                -$0.53          $7.72        $8.25


                               DISTRIBUTIONS (11/1/98 - 10/31/99)
Dividend Income                $0.58


CLASS C                        CHANGE        10/31/99       10/31/98
Net Asset Value                -$0.53          $7.73          $8.26


                               DISTRIBUTIONS (11/1/98 - 10/31/99)
Dividend Income                $0.5374


ADVISOR CLASS                  CHANGE        10/31/99        10/31/98
Net Asset Value                -$0.53          $7.73           $8.26


                               DISTRIBUTIONS (11/1/98 - 10/31/99)
Dividend Income                $0.5898

Past performance is not predictive of future results.

PERFORMANCE

                                                                                   INCEPTION
CLASS A                                  1-YEAR       5-YEAR         10-YEAR       (3/15/88)
Cumulative Total Return(1)               +0.90%      +39.94%         +92.96%        +116.40%

Average Annual Total Return(2)           -3.43%       +6.03%          +6.33%          +6.46%

Distribution Rate(3)                            4.47%

30-Day Standardized Yield(4)                    6.40%

                                                                                   INCEPTION
CLASS C                                               1-YEAR          3-YEAR       (5/1/95)
Cumulative Total Return(1)                            +0.36%          +9.44%         +30.21%

Average Annual Total Return(2)                        -1.53%          +2.71%          +5.80%

Distribution Rate(3)                            4.16%

30-Day Standardized Yield(4)                    6.30%

                                                                                   INCEPTION
ADVISOR CLASS(5)                         1-YEAR       5-YEAR         10-YEAR       (3/15/88)
Cumulative Total Return(1)               +1.03%      +40.87%         +94.24%        +117.87%

Average Annual Total Return(2)           +1.03%       +7.09%          +6.86%          +6.92%

Distribution Rate(3)                            4.84%

30-Day Standardized Yield(4)                    6.82%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's October monthly dividend and the maximum offering price (net asset value price for Advisor Class) per share on October 31, 1999.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1999.

5. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.56% and +3.28% respectively.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN GLOBAL
GOVERNMENT INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS A
1-Year                                  -3.43%

5-Year                                  +6.03%

10-Year                                 +6.33%

Since Inception (3/15/88)               +6.46%

AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS C
1-Year                                  -1.53%

3-Year                                  +2.71%

Since Inception (5/1/95)                +5.80%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

CLASS A (11/1/899 - 10/31/99)

This graph compares the performance of Franklin Global Government Income Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of JP Morgan Global Government Bond Index* from 11/1/89-10/31/99.

-----------------------------------------------------------
Period End  Global           JP Morgan       JP Morgan
            Government       Global          Global
            Income Fund A    Government      Governement
                             Bond Index      Bond Index
11/01/1989        9575            10000
 11/30/1989       9667            10089              0.89%
 12/31/1989       9820            10207              1.17%
 01/31/1990       9742            10055             -1.49%
 02/28/1990       9603            9946              -1.08%
 03/31/1990       9719            9886              -0.61%
 04/30/1990       9660            9848              -0.38%
 05/31/1990       9862            10163              3.20%
 06/30/1990      10162            10347              1.81%
 07/31/1990      10423            10651              2.94%
 08/31/1990      10285            10568             -0.78%
 09/30/1990      10255            10668              0.94%
 10/31/1990      10303            11089              3.95%
 11/30/1990      10484            11284              1.76%
 12/31/1990      10566            11409              1.11%
 01/31/1991      10695            11668              2.27%
 02/28/1991      10997            11679              0.09%
 03/31/1991      10792            11313             -3.13%
 04/30/1991      10960            11343              0.26%
 05/31/1991      11093            11461              1.04%
 06/30/1991      11001            11307             -1.34%
 07/31/1991      11222            11546              2.11%
 08/31/1991      11287            11786              2.08%
 09/30/1991      11588            12216              3.65%
 10/31/1991      11747            12337              0.99%
 11/30/1991      11731            12537              1.62%
 12/31/1991      12069            13104              4.52%
 01/31/1992      12041            12914             -1.45%
 02/29/1992      12052            12876             -0.29%
 03/31/1992      12037            12756             -0.93%
 04/30/1992      12152            12864              0.84%
 05/31/1992      12413            13229              2.84%
 06/30/1992      12397            13590              2.73%
 07/31/1992      12502            13890              2.21%
 08/31/1992      12415            14260              2.66%
 09/30/1992      11852            14246             -0.10%
 10/31/1992      12069            13889             -2.50%
 11/30/1992      11824            13644             -1.77%
 12/31/1992      12040            13772              0.94%
 01/31/1993      12215            14006              1.70%
 02/28/1993      12448            14232              1.61%
 03/31/1993      12898            14451              1.54%
 04/30/1993      13278            14714              1.82%
 05/31/1993      13487            14812              0.67%
 06/30/1993      13434            14820              0.05%
 07/31/1993      13395            14826              0.04%
 08/31/1993      13727            15264              2.96%
 09/30/1993      13704            15426              1.06%
 10/31/1993      14100            15419             -0.05%
 11/30/1993      13773            15306             -0.73%
 12/31/1993      14283            15462              1.02%
 01/31/1994      14566            15607              0.94%
 02/28/1994      14123            15436             -1.10%
 03/31/1994      13535            15365             -0.46%
 04/30/1994      13527            15351             -0.09%
 05/31/1994      13628            15225             -0.82%
 06/30/1994      12949            15406              1.19%
 07/31/1994      13132            15551              0.94%
 08/31/1994      13269            15511             -0.26%
 09/30/1994      13243            15587              0.49%
 10/31/1994      13309            15820              1.50%
 11/30/1994      13293            15621             -1.26%
 12/31/1994      13175            15657              0.23%
 01/31/1995      13092            15973              2.02%
 02/28/1995      13279            16385              2.58%
 03/31/1995      13552            17219              5.09%
 04/30/1995      13879            17493              1.59%
 05/31/1995      14243            17981              2.79%
 06/30/1995      14296            18095              0.63%
 07/31/1995      14418            18180              0.47%
 08/31/1995      14455            17674             -2.78%
 09/30/1995      14776            18072              2.25%
 10/31/1995      14992            18249              0.98%
 11/30/1995      15228            18453              1.12%
 12/31/1995      15556            18682              1.24%
 01/31/1996      15592            18490             -1.03%
 02/29/1996      15333            18382             -0.58%
 03/31/1996      15390            18355             -0.15%
 04/30/1996      15558            18287             -0.37%
 05/31/1996      15670            18305              0.10%
 06/30/1996      15897            18465              0.87%
 07/31/1996      15916            18804              1.84%
 08/31/1996      16164            18883              0.42%
 09/30/1996      16453            18987              0.55%
 10/31/1996      16761            19363              1.98%
 11/30/1996      17189            19640              1.43%
 12/31/1996      17229            19502             -0.70%
 01/31/1997      17012            19015             -2.50%
 02/28/1997      16932            18884             -0.69%
 03/31/1997      16853            18740             -0.76%
 04/30/1997      16893            18635             -0.56%
 05/31/1997      17033            19075              2.36%
 06/30/1997      17236            19293              1.14%
 07/31/1997      17318            19221             -0.37%
 08/31/1997      17277            19198             -0.12%
 09/30/1997      17628            19624              2.22%
 10/31/1997      17524            20040              2.12%
 11/30/1997      17587            19800             -1.20%
 12/31/1997      17713            19778             -0.11%
 01/31/1998      17883            19976              1.00%
 02/28/1998      18095            20124              0.74%
 03/31/1998      18180            19973             -0.75%
 04/30/1998      18202            20280              1.54%
 05/31/1998      18158            20367              0.43%
 06/30/1998      18115            20425              0.28%
 07/31/1998      18159            20480              0.27%
 08/31/1998      17142            21045              2.76%
 09/30/1998      18031            22143              5.22%
 10/31/1998      18499            22639              2.24%
 11/30/1998      18702            22384             -1.13%
 12/31/1998      18747            22804              1.88%
 01/31/1999      18633            22617             -0.82%
 02/28/1999      18152            21862             -3.34%
 03/31/1999      18520            21917              0.25%
 04/30/1999      18983            21910             -0.03%
 05/31/1999      18446            21524             -1.76%
 06/30/1999      18375            21165             -1.67%
 07/31/1999      18447            21631              2.20%
 08/31/1999      18329            21687              0.26%
 09/30/1999      18641            21999              1.44%
 10/31/1999      18666            21973             -0.12%

*Source: Standard and Poor's Micropal.



CLASS C (5/1/95 - 10/31/99)


This graph compares the performance of Franklin Global Government Income Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of JP Morgan Global Government Bond Index* from 5/1/95-10/31/99.

-----------------------------------------------------------
Period End  Global           JP Morgan       JP Morgan
            Government       Global          Global
            Income Fund C    Government      Governement
                             Bond Index      Bond Index
05/01/1995        9901            10000
05/31/1995       10171            10279          2.79%
 06/30/1995      10204            10344          0.63%
 07/31/1995      10273            10392          0.47%
 08/31/1995      10294            10103         -2.78%
 09/30/1995      10518            10331          2.25%
 10/31/1995      10670            10432          0.98%
 11/30/1995      10834            10549          1.12%
 12/31/1995      11063            10680          1.24%
 01/31/1996      11084            10570         -1.03%
 02/29/1996      10894            10508         -0.58%
 03/31/1996      10929            10493         -0.15%
 04/30/1996      11029            10454         -0.37%
 05/31/1996      11117            10464          0.10%
 06/30/1996      11272            10555          0.87%
 07/31/1996      11280            10749          1.84%
 08/31/1996      11451            10795          0.42%
 09/30/1996      11650            10854          0.55%
 10/31/1996      11864            11069          1.98%
 11/30/1996      12163            11227          1.43%
 12/31/1996      12187            11149         -0.70%
 01/31/1997      12027            10870         -2.50%
 02/28/1997      11979            10795         -0.69%
 03/31/1997      11903            10713         -0.76%
 04/30/1997      11925            10653         -0.56%
 05/31/1997      12033            10904          2.36%
 06/30/1997      12170            11029          1.14%
 07/31/1997      12222            10988         -0.37%
 08/31/1997      12188            10975         -0.12%
 09/30/1997      12415            11218          2.22%
 10/31/1997      12336            11456          2.12%
 11/30/1997      12390            11319         -1.20%
 12/31/1997      12474            11306         -0.11%
 01/31/1998      12587            11419          1.00%
 02/28/1998      12716            11504          0.74%
 03/31/1998      12769            11417         -0.75%
 04/30/1998      12779            11593          1.54%
 05/31/1998      12743            11643          0.43%
 06/30/1998      12706            11676          0.28%
 07/31/1998      12731            11707          0.27%
 08/31/1998      12013            12030          2.76%
 09/30/1998      12630            12658          5.22%
 10/31/1998      12968            12942          2.24%
 11/30/1998      13104            12796         -1.13%
 12/31/1998      13130            13036          1.88%
 01/31/1999      13030            12929         -0.82%
 02/28/1999      12703            12497         -3.34%
 03/31/1999      12955            12529          0.25%
 04/30/1999      13272            12525         -0.03%
 05/31/1999      12875            12305         -1.76%
 06/30/1999      12836            12099         -1.67%
 07/31/1999      12880            12365          2.20%
 08/31/1999      12790            12397          0.26%
 09/30/1999      13003            12576          1.44%
 10/31/1999      13015            12561         -0.12%
-----------------------------------------------------------


*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.

ADVISOR CLASS ** (11/1/89 - 10/31/99)

This graph compares the performance of Franklin Global Government Income Fund - Advisor Class, as tracked by the growth in value of a $10,000 investment, to that of JP Morgan Global Government Bond Index* from 11/1/89-10/31/99.

----------------------------------------------------------------
Period End  Global      FundStatiJP Morgan        JP Morgan
            Government  Perform  Global           Global
            Income               Government Bond  Governement
            Fund                 Index            Bond Index
            Advisor
11/01/1989     10000                  10000
 11/30/1989    10096                  10089               0.89%
 12/31/1989    10256                  10207               1.17%
 01/31/1990    10174                  10055              -1.49%
 02/28/1990    10029                   9946              -1.08%
 03/31/1990    10151                   9886              -0.61%
 04/30/1990    10088                   9848              -0.38%
 05/31/1990    10300                  10163               3.20%
 06/30/1990    10613                  10347               1.81%
 07/31/1990    10886                  10651               2.94%
 08/31/1990    10742                  10568              -0.78%
 09/30/1990    10710                  10668               0.94%
 10/31/1990    10760                  11089               3.95%
 11/30/1990    10949                  11284               1.76%
 12/31/1990    11035                  11409               1.11%
 01/31/1991    11170                  11668               2.27%
 02/28/1991    11485                  11679               0.09%
 03/31/1991    11271                  11313              -3.13%
 04/30/1991    11446                  11343               0.26%
 05/31/1991    11585                  11461               1.04%
 06/30/1991    11490                  11307              -1.34%
 07/31/1991    11720                  11546               2.11%
 08/31/1991    11788                  11786               2.08%
 09/30/1991    12102                  12216               3.65%
 10/31/1991    12268                  12337               0.99%
 11/30/1991    12251                  12537               1.62%
 12/31/1991    12605                  13104               4.52%
 01/31/1992    12575                  12914              -1.45%
 02/29/1992    12587                  12876              -0.29%
 03/31/1992    12571                  12756              -0.93%
 04/30/1992    12691                  12864               0.84%
 05/31/1992    12964                  13229               2.84%
 06/30/1992    12947                  13590               2.73%
 07/31/1992    13057                  13890               2.21%
 08/31/1992    12965                  14260               2.66%
 09/30/1992    12378                  14246              -0.10%
 10/31/1992    12604                  13889              -2.50%
 11/30/1992    12349                  13644              -1.77%
 12/31/1992    12574                  13772               0.94%
 01/31/1993    12757                  14006               1.70%
 02/28/1993    13001                  14232               1.61%
 03/31/1993    13470                  14451               1.54%
 04/30/1993    13867                  14714               1.82%
 05/31/1993    14086                  14812               0.67%
 06/30/1993    14031                  14820               0.05%
 07/31/1993    13990                  14826               0.04%
 08/31/1993    14336                  15264               2.96%
 09/30/1993    14312                  15426               1.06%
 10/31/1993    14726                  15419              -0.05%
 11/30/1993    14384                  15306              -0.73%
 12/31/1993    14917                  15462               1.02%
 01/31/1994    15212                  15607               0.94%
 02/28/1994    14749                  15436              -1.10%
 03/31/1994    14136                  15365              -0.46%
 04/30/1994    14128                  15351              -0.09%
 05/31/1994    14232                  15225              -0.82%
 06/30/1994    13524                  15406               1.19%
 07/31/1994    13715                  15551               0.94%
 08/31/1994    13858                  15511              -0.26%
 09/30/1994    13831                  15587               0.49%
 10/31/1994    13899                  15820               1.50%
 11/30/1994    13883                  15621              -1.26%
 12/31/1994    13760                  15657               0.23%
 01/31/1995    13673                  15973               2.02%
 02/28/1995    13868                  16385               2.58%
 03/31/1995    14154                  17219               5.09%
 04/30/1995    14495                  17493               1.59%
 05/31/1995    14876                  17981               2.79%
 06/30/1995    14930                  18095               0.63%
 07/31/1995    15058                  18180               0.47%
 08/31/1995    15096                  17674              -2.78%
 09/30/1995    15432                  18072               2.25%
 10/31/1995    15657                  18249               0.98%
 11/30/1995    15903                  18453               1.12%
 12/31/1995    16246                  18682               1.24%
 01/31/1996    16284                  18490              -1.03%
 02/29/1996    16014                  18382              -0.58%
 03/31/1996    16073                  18355              -0.15%
 04/30/1996    16248                  18287              -0.37%
 05/31/1996    16365                  18305               0.10%
 06/30/1996    16603                  18465               0.87%
 07/31/1996    16623                  18804               1.84%
 08/31/1996    16881                  18883               0.42%
 09/30/1996    17183                  18987               0.55%
 10/31/1996    17505                  19363               1.98%
 11/30/1996    17952                  19640               1.43%
 12/31/1996    17994                  19502              -0.70%
 01/31/1997    17891      -0.57%      19015              -2.50%
 02/28/1997    17829      -0.35%      18884              -0.69%
 03/31/1997    17725      -0.58%      18740              -0.76%
 04/30/1997    17791       0.37%      18635              -0.56%
 05/31/1997    17940       0.84%      19075               2.36%
 06/30/1997    18156       1.20%      19293               1.14%
 07/31/1997    18243       0.48%      19221              -0.37%
 08/31/1997    18201      -0.23%      19198              -0.12%
 09/30/1997    18550       1.92%      19624               2.22%
 10/31/1997    18443      -0.58%      20040               2.12%
 11/30/1997    18533       0.49%      19800              -1.20%
 12/31/1997    18668       0.73%      19778              -0.11%
 01/31/1998    18850       0.97%      19976               1.00%
 02/28/1998    19053       1.08%      20124               0.74%
 03/31/1998    19167       0.60%      19973              -0.75%
 04/30/1998    19192       0.13%      20280               1.54%
 05/31/1998    19125      -0.35%      20367               0.43%
 06/30/1998    19106      -0.10%      20425               0.28%
 07/31/1998    19154       0.25%      20480               0.27%
 08/31/1998    18085      -5.58%      21045               2.76%
 09/30/1998    19000       5.06%      22143               5.22%
 10/31/1998    19519       2.73%      22639               2.24%
 11/30/1998    19710       0.98%      22384              -1.13%
 12/31/1998    19759       0.25%      22804               1.88%
 01/31/1999    19641      -0.60%      22617              -0.82%
 02/28/1999    19158      -2.46%      21862              -3.34%
 03/31/1999    19548       2.04%      21917               0.25%
 04/30/1999    20039       2.51%      21910              -0.03%
 05/31/1999    19450      -2.94%      21524              -1.76%
 06/30/1999    19401      -0.25%      21165              -1.67%
 07/31/1999    19479       0.40%      21631               2.20%
 08/31/1999    19331      -0.76%      21687               0.26%
 09/30/1999    19687       1.84%      21999               1.44%
 10/31/1999    19714       0.15%      21973              -0.12%





AVERAGE ANNUAL TOTAL RETURN 10/31/99

ADVISOR CLASS**
1-Year                             +1.03%

5-Year                             +7.09%

10-Year                            +6.86%

Since Inception (3/15/88)          +6.92%

*Source: Standard and Poor's Micropal.

**On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class.

Past performance is not predictive of future results.

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND


[PYRAMID GRAPH]

Your Fund's Goal: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income, while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.

For the year ended October 31, 1999, Franklin Short-Intermediate U.S. Government Securities Fund - Class A shares' +1.51% 12-month cumulative total return was better than expected considering the period was one of the worst in U.S. bond market history. October 1998, immediately preceding the fund's fiscal year, saw foreign economies in crisis and a major financial bailout for hedge funds that were selling off positions and taking losses at an alarming rate. Even the U.S. stock market's astonishing bull run took a breather. In response to these events, the U.S. Federal Reserve Board (the Fed), as well as central banks around the globe, eased monetary policy. In an effort to avert a recession, they lowered interest rates to bolster worldwide demand for goods and services. Historically low inflation and interest-rate levels characterized the economic environment.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 81 of this report.

In the past 12 months, the world economy turned. Strong U.S. consumer demand helped the Asian economies export their way out of recessions, while Europe also returned to stronger growth. Tighter labor markets and strengthening commodity prices, by-products of the worldwide financial market recovery, brought inflation back to life. By the end of the reporting period, central bankers and the Fed had returned to a tightening monetary policy, resulting in interest rates that were at their highest levels since October 1997. These combined events made for a very challenging 12 months for bond investors.

We met this challenge by expanding our investment parameters in the spring of 1999. The fund now invests in mortgage-backed and government-sponsored agency debt. Beginning in April, management began buying these higher-yielding securities, prudently adding to them throughout the following six months. By the end of the year under review, the portfolio held more than 50% of its total net assets in such higher yielding securities. We also extended the average life of the fund's investments during the year under review, finding attractive the higher rates available for slightly longer-term debt. Despite these adjustments, we maintained our primary objective of providing a high level of current income while also seeking preservation of shareholders' capital.



"By the end of the reporting period, central bankers and the Fed had returned to a tightening monetary policy, resulting in interest rates that were at their highest levels since October 1997."

Sincerely,

/s/ David Capurro

David Capurro
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund


This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Short-Intermediate U.S. Government Securities Fund
11/1/98 - 10/31/99

                                                    DIVIDEND PER SHARE
                                               -----------------------------
MONTH                                           CLASS A        ADVISOR CLASS
-----                                           -------        -------------
November                                       4.5 cents         4.56 cents

December                                       4.1 cents         4.16 cents

January                                        4.1 cents         4.20 cents

February                                       4.1 cents         4.22 cents

March                                          4.1 cents         4.26 cents

April                                          4.1 cents         4.19 cents

May                                            4.1 cents         4.17 cents

June                                           4.1 cents         4.14 cents

July                                           4.1 cents         4.16 cents

August                                         4.3 cents         4.39 cents

September                                      4.3 cents         4.41 cents

October                                        4.3 cents         4.43 cents
                                              ----------        -----------
TOTAL                                         50.2 CENTS        51.29 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN
SHORT-INTERMEDIATE
U.S. GOVERNMENT
SECURITIES FUND


CLASS A (formerly Class I):

Subject to the maximum 2.25% initial sales charge. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/99  10/31/98
-----------------------------------------------------------------
Net Asset Value                -$0.35         $10.11    $10.46


                               DISTRIBUTIONS (11/1/98 - 10/31/99)
                               ----------------------------------
Dividend Income                $0.502

ADVISOR CLASS                  CHANGE        10/31/99  10/31/98
-----------------------------------------------------------------
Net Asset Value                -$0.35         $10.10    $10.45

                               DISTRIBUTIONS (11/1/98 - 10/31/99)
                               ----------------------------------
Dividend Income                $0.5129


             Past performance is not predictive of future results.

PERFORMANCE


                                                                            INCEPTION
CLASS A                               1-YEAR          5-YEAR    10-YEAR     (4/15/87)
-------                               ------          ------    -------     ---------
Cumulative Total Return(1)            +1.51%         +31.93%    +85.05%      +122.15%

Average Annual Total Return(2)        -0.77%          +5.22%     +6.10%        +6.38%

Distribution Rate(3)                          4.99%

30-Day Standardized Yield(4)                  5.20%



                                                                            INCEPTION
ADVISOR CLASS(5)                      1-YEAR          5-YEAR    10-YEAR     (4/15/87)
-------                               ------          ------    -------     ---------
Cumulative Total Return(1)            +1.62%         +32.34%    +85.49%      +122.67%

Average Annual Total Return(2)        +1.62%          +5.75%     +6.37%        +6.59%

Distribution Rate(3)                          5.26%

30-Day Standardized Yield(4)                  5.40%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Advisor Class) per share on October 31, 1999.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1999.

5. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +14.95% and +5.04% respectively.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN
SHORT-INTERMEDIATE
U.S. GOVERNMENT
SECURITIES FUND


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

AVERAGE ANNUAL TOTAL RETURN
10/31/99

CLASS A

1-Year                                -0.77%

5-Year                                +5.22%

10-Year                               +6.10%

Since Inception (4/15/87)             +6.38%

This graph compares the performance for Franklin Short-Intermediate U.S. Government Securities Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of Lehman Brothers Short U.S. Treasury 1-5 Year Index* and CPI* from 11/1/89-10/31/99.

                      Franklin        Lehman Brothers        CPI
                 Short-Intermediate      Short U.S.
                   U.S. Government      Treasury 1-5
                  Securities Fund -      Year Index
                       Class A
----------------------------------------------------------------------
11/01/1989          $9,771             $10,000             $10,000
11/30/1989          $9,850     0.92%   $10,092    0.24%    $10,024
12/31/1989          $9,880     0.36%   $10,128    0.16%    $10,040
01/31/1990          $9,892     -0.21%  $10,107    1.03%    $10,143
02/28/1990          $9,952     0.45%   $10,153    0.47%    $10,191
03/31/1990          $9,974     0.20%   $10,173    0.55%    $10,247
04/30/1990          $9,976     0.01%   $10,174    0.16%    $10,264
05/31/1990          $10,137    1.79%   $10,356    0.23%    $10,287
06/30/1990          $10,250    1.17%   $10,477    0.54%    $10,343
07/31/1990          $10,363    1.34%   $10,618    0.38%    $10,382
08/31/1990          $10,386    0.11%   $10,629    0.92%    $10,478
09/30/1990          $10,480    0.85%   $10,720    0.84%    $10,566
10/31/1990          $10,596    1.25%   $10,854    0.60%    $10,629
11/30/1990          $10,702    1.15%   $10,978    0.22%    $10,652
12/31/1990          $10,834    1.29%   $11,120    0.00%    $10,652
01/31/1991          $10,920    0.98%   $11,229    0.60%    $10,716
02/28/1991          $10,986    0.60%   $11,296    0.15%    $10,732
03/31/1991          $11,053    0.62%   $11,366    0.15%    $10,748
04/30/1991          $11,152    1.02%   $11,482    0.15%    $10,765
05/31/1991          $11,208    0.59%   $11,550    0.30%    $10,797
06/30/1991          $11,236    0.24%   $11,578    0.29%    $10,828
07/31/1991          $11,329    1.00%   $11,694    0.15%    $10,844
08/31/1991          $11,489    1.65%   $11,887    0.29%    $10,876
09/30/1991          $11,617    1.36%   $12,048    0.44%    $10,924
10/31/1991          $11,746    1.17%   $12,189    0.15%    $10,940
11/30/1991          $11,854    1.13%   $12,327    0.29%    $10,972
12/31/1991          $12,140    1.93%   $12,565    0.07%    $10,979
01/31/1992          $11,972    -0.51%  $12,501    0.15%    $10,996
02/29/1992          $12,000    0.26%   $12,533    0.36%    $11,036
03/31/1992          $11,942    -0.24%  $12,503    0.51%    $11,092
04/30/1992          $12,047    0.97%   $12,624    0.14%    $11,107
05/31/1992          $12,223    1.22%   $12,778    0.14%    $11,123
06/30/1992          $12,411    1.30%   $12,945    0.36%    $11,163
07/31/1992          $12,673    1.56%   $13,146    0.21%    $11,186
08/31/1992          $12,804    1.01%   $13,279    0.28%    $11,218
09/30/1992          $13,028    1.21%   $13,440    0.28%    $11,249
10/31/1992          $12,818    -1.00%  $13,306    0.35%    $11,288
11/30/1992          $12,740    -0.34%  $13,260    0.14%    $11,304
12/31/1992          $12,946    1.12%   $13,409    -0.07%   $11,296
01/31/1993          $13,187    1.58%   $13,620    0.49%    $11,352
02/28/1993          $13,416    1.17%   $13,780    0.35%    $11,391
03/31/1993          $13,471    0.34%   $13,827    0.35%    $11,431
04/30/1993          $13,552    0.76%   $13,932    0.28%    $11,463
05/31/1993          $13,506    -0.34%  $13,885    0.14%    $11,479
06/30/1993          $13,682    1.08%   $14,034    0.14%    $11,495
07/31/1993          $13,700    0.18%   $14,059    0.00%    $11,495
08/31/1993          $13,910    1.20%   $14,228    0.28%    $11,528
09/30/1993          $13,954    0.33%   $14,275    0.21%    $11,552
10/31/1993          $13,977    0.24%   $14,309    0.41%    $11,599
11/30/1993          $13,897    -0.22%  $14,277    0.07%    $11,607
12/31/1993          $13,949    0.40%   $14,334    0.00%    $11,607
01/31/1994          $14,091    0.83%   $14,452    0.27%    $11,639
02/28/1994          $13,877    -1.02%  $14,305    0.34%    $11,678
03/31/1994          $13,689    -0.98%  $14,164    0.34%    $11,718
04/30/1994          $13,580    -0.58%  $14,083    0.14%    $11,734
05/31/1994          $13,591    0.11%   $14,098    0.07%    $11,743
06/30/1994          $13,588    0.15%   $14,119    0.34%    $11,782
07/31/1994          $13,749    1.09%   $14,273    0.27%    $11,814
08/31/1994          $13,779    0.31%   $14,317    0.40%    $11,862
09/30/1994          $13,687    -0.54%  $14,241    0.27%    $11,894
10/31/1994          $13,706    0.13%   $14,259    0.07%    $11,902
11/30/1994          $13,630    -0.50%  $14,187    0.13%    $11,917
12/31/1994          $13,649    0.23%   $14,219    0.00%    $11,917
01/31/1995          $13,847    1.52%   $14,434    0.40%    $11,965
02/28/1995          $14,060    1.69%   $14,678    0.40%    $12,013
03/31/1995          $14,136    0.56%   $14,760    0.33%    $12,053
04/30/1995          $14,257    1.03%   $14,912    0.33%    $12,092
05/31/1995          $14,534    2.30%   $15,255    0.20%    $12,117
06/30/1995          $14,614    0.60%   $15,346    0.20%    $12,141
07/31/1995          $14,652    0.22%   $15,380    0.00%    $12,141
08/31/1995          $14,733    0.68%   $15,485    0.26%    $12,172
09/30/1995          $14,800    0.56%   $15,572    0.20%    $12,197
10/31/1995          $14,925    0.97%   $15,723    0.33%    $12,237
11/30/1995          $15,051    1.04%   $15,887    -0.07%   $12,228
12/31/1995          $15,162    0.87%   $16,025    -0.07%   $12,220
01/31/1996          $15,260    0.91%   $16,170    0.59%    $12,292
02/29/1996          $15,197    -0.69%  $16,059    0.32%    $12,331
03/31/1996          $15,163    -0.32%  $16,007    0.52%    $12,395
04/30/1996          $15,159    -0.09%  $15,993    0.39%    $12,444
05/31/1996          $15,171    0.07%   $16,004    0.19%    $12,467
06/30/1996          $15,287    0.85%   $16,141    0.06%    $12,475
07/31/1996          $15,329    0.35%   $16,197    0.19%    $12,499
08/31/1996          $15,371    0.26%   $16,239    0.19%    $12,522
09/30/1996          $15,504    1.08%   $16,415    0.32%    $12,562
10/31/1996          $15,667    1.37%   $16,640    0.32%    $12,603
11/30/1996          $15,801    0.93%   $16,796    0.19%    $12,626
12/31/1996          $15,768    -0.25%  $16,753    0.00%    $12,626
01/31/1997          $15,826    0.44%   $16,827    0.32%    $12,667
02/28/1997          $15,854    0.18%   $16,858    0.31%    $12,706
03/31/1997          $15,820    -0.31%  $16,806    0.25%    $12,738
04/30/1997          $15,942    0.96%   $16,967    0.12%    $12,753
05/31/1997          $16,048    0.72%   $17,089    -0.06%   $12,746
06/30/1997          $16,155    0.77%   $17,221    0.12%    $12,761
07/31/1997          $16,342    1.47%   $17,473    0.12%    $12,776
08/31/1997          $16,339    -0.13%  $17,450    0.19%    $12,800
09/30/1997          $16,463    0.91%   $17,609    0.25%    $12,832
10/31/1997          $16,589    0.95%   $17,776    0.25%    $12,865
11/30/1997          $16,601    0.20%   $17,812    -0.06%   $12,857
12/31/1997          $16,728    0.75%   $17,945    -0.12%   $12,841
01/31/1998          $16,904    1.18%   $18,157    0.19%    $12,866
02/28/1998          $16,900    -0.04%  $18,150    0.19%    $12,890
03/31/1998          $16,946    0.33%   $18,210    0.19%    $12,915
04/30/1998          $17,025    0.48%   $18,298    0.18%    $12,938
05/31/1998          $17,105    0.60%   $18,408    0.18%    $12,961
06/30/1998          $17,185    0.57%   $18,513    0.12%    $12,977
07/31/1998          $17,265    0.43%   $18,593    0.12%    $12,992
08/31/1998          $17,492    1.59%   $18,888    0.12%    $13,008
09/30/1998          $17,737    1.89%   $19,244    0.12%    $13,024
10/31/1998          $17,813    0.41%   $19,324    0.24%    $13,055
11/30/1998          $17,771    -0.27%  $19,272    0.00%    $13,055
12/31/1998          $17,824    0.34%   $19,337    -0.06%   $13,047
01/31/1999          $17,894    0.42%   $19,419    0.24%    $13,078
02/28/1999          $17,741    -0.90%  $19,243    0.12%    $13,094
03/31/1999          $17,846    0.70%   $19,378    0.30%    $13,133
04/30/1999          $17,883    0.29%   $19,434    0.73%    $13,229
05/31/1999          $17,797    -0.34%  $19,368    0.00%    $13,229
06/30/1999          $17,834    0.29%   $19,424    0.00%    $13,229
07/31/1999          $17,818    0.22%   $19,468    0.30%    $13,269
08/31/1999          $17,859    0.28%   $19,523    0.24%    $13,301
09/30/1999          $18,024    0.71%   $19,662    0.48%    $13,365
10/31/1999          $18,082    0.17%   $19,695    0.18%    $13,389

                    80.82%              96.95%             33.89%



*Source: Standard and Poor's Micropal.


             Past performance is not predictive of future results.

ADVISOR CLASS** (11/1/89-10/31/99)

This graph compares the performance for Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class**, as tracked by the growth in value of a $10,000 investment, to that of Lehman Brothers Short U.S. Treasury 1-5 Year Index* and CPI* from 11/1/89-10/31/99.

                      Franklin        Lehman Brothers        CPI
                 Short-Intermediate      Short U.S.
                   U.S. Government      Treasury 1-5
                  Securities Fund -      Year Index
                    Advisor Class
----------------------------------------------------------------------
11/01/1989          $10,000            $10,000             $10,000
11/30/1989          $10,080    0.92%   $10,092    0.24%    $10,024
12/31/1989          $10,112    0.36%   $10,128    0.16%    $10,040
01/31/1990          $10,123    -0.21%  $10,107    1.03%    $10,143
02/28/1990          $10,185    0.45%   $10,153    0.47%    $10,191
03/31/1990          $10,208    0.20%   $10,173    0.55%    $10,247
04/30/1990          $10,210    0.01%   $10,174    0.16%    $10,264
05/31/1990          $10,375    1.79%   $10,356    0.23%    $10,287
06/30/1990          $10,490    1.17%   $10,477    0.54%    $10,343
07/31/1990          $10,606    1.34%   $10,618    0.38%    $10,382
08/31/1990          $10,629    0.11%   $10,629    0.92%    $10,478
09/30/1990          $10,726    0.85%   $10,720    0.84%    $10,566
10/31/1990          $10,844    1.25%   $10,854    0.60%    $10,629
11/30/1990          $10,952    1.15%   $10,978    0.22%    $10,652
12/31/1990          $11,087    1.29%   $11,120    0.00%    $10,652
01/31/1991          $11,176    0.98%   $11,229    0.60%    $10,716
02/28/1991          $11,243    0.60%   $11,296    0.15%    $10,732
03/31/1991          $11,311    0.62%   $11,366    0.15%    $10,748
04/30/1991          $11,413    1.02%   $11,482    0.15%    $10,765
05/31/1991          $11,471    0.59%   $11,550    0.30%    $10,797
06/30/1991          $11,499    0.24%   $11,578    0.29%    $10,828
07/31/1991          $11,594    1.00%   $11,694    0.15%    $10,844
08/31/1991          $11,758    1.65%   $11,887    0.29%    $10,876
09/30/1991          $11,889    1.36%   $12,048    0.44%    $10,924
10/31/1991          $12,021    1.17%   $12,189    0.15%    $10,940
11/30/1991          $12,131    1.13%   $12,327    0.29%    $10,972
12/31/1991          $12,424    1.93%   $12,565    0.07%    $10,979
01/31/1992          $12,253    -0.51%  $12,501    0.15%    $10,996
02/29/1992          $12,281    0.26%   $12,533    0.36%    $11,036
03/31/1992          $12,222    -0.24%  $12,503    0.51%    $11,092
04/30/1992          $12,329    0.97%   $12,624    0.14%    $11,107
05/31/1992          $12,509    1.22%   $12,778    0.14%    $11,123
06/30/1992          $12,702    1.30%   $12,945    0.36%    $11,163
07/31/1992          $12,970    1.56%   $13,146    0.21%    $11,186
08/31/1992          $13,104    1.01%   $13,279    0.28%    $11,218
09/30/1992          $13,333    1.21%   $13,440    0.28%    $11,249
10/31/1992          $13,118    -1.00%  $13,306    0.35%    $11,288
11/30/1992          $13,039    -0.34%  $13,260    0.14%    $11,304
12/31/1992          $13,249    1.12%   $13,409    -0.07%   $11,296
01/31/1993          $13,495    1.58%   $13,620    0.49%    $11,352
02/28/1993          $13,730    1.17%   $13,780    0.35%    $11,391
03/31/1993          $13,787    0.34%   $13,827    0.35%    $11,431
04/30/1993          $13,869    0.76%   $13,932    0.28%    $11,463
05/31/1993          $13,823    -0.34%  $13,885    0.14%    $11,479
06/30/1993          $14,003    1.08%   $14,034    0.14%    $11,495
07/31/1993          $14,021    0.18%   $14,059    0.00%    $11,495
08/31/1993          $14,236    1.20%   $14,228    0.28%    $11,528
09/30/1993          $14,280    0.33%   $14,275    0.21%    $11,552
10/31/1993          $14,304    0.24%   $14,309    0.41%    $11,599
11/30/1993          $14,222    -0.22%  $14,277    0.07%    $11,607
12/31/1993          $14,276    0.40%   $14,334    0.00%    $11,607
01/31/1994          $14,421    0.83%   $14,452    0.27%    $11,639
02/28/1994          $14,202    -1.02%  $14,305    0.34%    $11,678
03/31/1994          $14,010    -0.98%  $14,164    0.34%    $11,718
04/30/1994          $13,898    -0.58%  $14,083    0.14%    $11,734
05/31/1994          $13,909    0.11%   $14,098    0.07%    $11,743
06/30/1994          $13,906    0.15%   $14,119    0.34%    $11,782
07/31/1994          $14,071    1.09%   $14,273    0.27%    $11,814
08/31/1994          $14,102    0.31%   $14,317    0.40%    $11,862
09/30/1994          $14,007    -0.54%  $14,241    0.27%    $11,894
10/31/1994          $14,027    0.13%   $14,259    0.07%    $11,902
11/30/1994          $13,949    -0.50%  $14,187    0.13%    $11,917
12/31/1994          $13,968    0.23%   $14,219    0.00%    $11,917
01/31/1995          $14,171    1.52%   $14,434    0.40%    $11,965
02/28/1995          $14,390    1.69%   $14,678    0.40%    $12,013
03/31/1995          $14,467    0.56%   $14,760    0.33%    $12,053
04/30/1995          $14,591    1.03%   $14,912    0.33%    $12,092
05/31/1995          $14,874    2.30%   $15,255    0.20%    $12,117
06/30/1995          $14,956    0.60%   $15,346    0.20%    $12,141
07/31/1995          $14,995    0.22%   $15,380    0.00%    $12,141
08/31/1995          $15,078    0.68%   $15,485    0.26%    $12,172
09/30/1995          $15,147    0.56%   $15,572    0.20%    $12,197
10/31/1995          $15,275    0.97%   $15,723    0.33%    $12,237
11/30/1995          $15,403    1.04%   $15,887    -0.07%   $12,228
12/31/1995          $15,517    0.87%   $16,025    -0.07%   $12,220
01/31/1996          $15,617    0.91%   $16,170    0.59%    $12,292
02/29/1996          $15,553    -0.69%  $16,059    0.32%    $12,331
03/31/1996          $15,518    -0.32%  $16,007    0.52%    $12,395
04/30/1996          $15,514    -0.09%  $15,993    0.39%    $12,444
05/31/1996          $15,526    0.07%   $16,004    0.19%    $12,467
06/30/1996          $15,645    0.85%   $16,141    0.06%    $12,475
07/31/1996          $15,688    0.35%   $16,197    0.19%    $12,499
08/31/1996          $15,731    0.26%   $16,239    0.19%    $12,522
09/30/1996          $15,867    1.08%   $16,415    0.32%    $12,562
10/31/1996          $16,034    1.37%   $16,640    0.32%    $12,603
11/30/1996          $16,171    0.93%   $16,796    0.19%    $12,626
12/31/1996          $16,137    -0.25%  $16,753    0.00%    $12,626
01/31/1997 0.44%    $16,208    0.44%   $16,827    0.32%    $12,667
02/28/1997 0.18%    $16,237    0.18%   $16,858    0.31%    $12,706
03/31/1997-0.21%    $16,203    -0.31%  $16,806    0.25%    $12,738
04/30/1997 0.78%    $16,329    0.96%   $16,967    0.12%    $12,753
05/31/1997 0.67%    $16,439    0.72%   $17,089    -0.06%   $12,746
06/30/1997 0.67%    $16,549    0.77%   $17,221    0.12%    $12,761
07/31/1997 1.16%    $16,741    1.47%   $17,473    0.12%    $12,776
08/31/1997-0.01%    $16,739    -0.13%  $17,450    0.19%    $12,800
09/30/1997 0.77%    $16,868    0.91%   $17,609    0.25%    $12,832
10/31/1997 0.77%    $16,998    0.95%   $17,776    0.25%    $12,865
11/30/1997 0.18%    $17,029    0.20%   $17,812    -0.06%   $12,857
12/31/1997 0.77%    $17,160    0.75%   $17,945    -0.12%   $12,841
01/31/1998 1.06%    $17,342    1.18%   $18,157    0.19%    $12,866
02/28/1998-0.01%    $17,340    -0.04%  $18,150    0.19%    $12,890
03/31/1998 0.18%    $17,371    0.33%   $18,210    0.19%    $12,915
04/30/1998 0.37%    $17,435    0.48%   $18,298    0.18%    $12,938
05/31/1998 0.57%    $17,535    0.60%   $18,408    0.18%    $12,961
06/30/1998 0.47%    $17,617    0.57%   $18,513    0.12%    $12,977
07/31/1998 0.48%    $17,702    0.43%   $18,593    0.12%    $12,992
08/31/1998 1.23%    $17,920    1.59%   $18,888    0.12%    $13,008
09/30/1998 1.51%    $18,190    1.89%   $19,244    0.12%    $13,024
10/31/1998 0.34%    $18,252    0.41%   $19,324    0.24%    $13,055
11/30/1998-0.23%    $18,210    -0.27%  $19,272    0.00%    $13,055
12/31/1998 0.30%    $18,265    0.34%   $19,337    -0.06%   $13,047
01/31/1999 0.41%    $18,340    0.42%   $19,419    0.24%    $13,078
02/28/1999-0.85%    $18,184    -0.90%  $19,243    0.12%    $13,094
03/31/1999 0.61%    $18,295    0.70%   $19,378    0.30%    $13,133
04/30/1999 0.21%    $18,333    0.29%   $19,434    0.73%    $13,229
05/31/1999-0.47%    $18,247    -0.34%  $19,368    0.00%    $13,229
06/30/1999 0.21%    $18,285    0.29%   $19,424    0.00%    $13,229
07/31/1999-0.08%    $18,270    0.22%   $19,468    0.30%    $13,269
08/31/1999 0.24%    $18,314    0.28%   $19,523    0.24%    $13,301
09/30/1999 0.94%    $18,486    0.71%   $19,662    0.48%    $13,365
10/31/1999 0.34%    $18,549    0.17%   $19,695    0.18%    $13,389

                    85.49%              96.95%             33.89%




AVERAGE ANNUAL TOTAL RETURN
10/31/99

ADVISOR CLASS**
1-Year                             +1.62%

5-Year                             +5.75%

10-Year                            +6.37%

Since Inception (4/15/87)          +6.59%


*Source: Lehman Brothers; Standard and Poor's Micropal.

**On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class.


Past performance is not predictive of future results.
                                                                            53

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights



FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                      YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------------
                                                    1999(3)       1998         1997         1996         1995
                                                   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............      $   9.36     $   9.48     $   9.37     $   9.34     $   9.20
                                                     --------     --------     --------     --------     --------
Income from investment operations:
 Net investment income ........................           .45          .51          .55          .56          .54
 Net realized and unrealized gains (losses) ...          (.06)        (.12)         .10          .03          .14
                                                     --------     --------     --------     --------     --------
Total from investment operations ..............           .39          .39          .65          .59          .68
                                                     --------     --------     --------     --------     --------
Less distributions from net investment income..          (.45)        (.51)        (.54)        (.56)        (.54)
                                                     --------     --------     --------     --------     --------
Net asset value, end of year ..................      $   9.30     $   9.36     $   9.48     $   9.37     $   9.34
                                                     ========     ========     ========     ========     ========

Total return(1) ...............................          4.24%        4.26%        7.18%        6.54%        7.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............      $282,685     $298,298     $334,990     $397,078     $509,371
Ratios to average net assets:
 Expenses(2) ..................................           .96%         .76%         .75%         .69%         .61%
 Expense excluding waiver and payments by
   affiliate(2) ...............................           .96%         .93%         .93%         .86%         .86%
 Net investment income ........................          4.80%        5.38%        5.81%        5.87%        5.76%
Portfolio turnover rate(4) ....................         23.23%       38.92%       20.84%       24.63%       20.16%


(1) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2) Includes the Fund's share of the Portfolio's allocated expenses.

(3) Based on average shares outstanding.

(4) Represents the Portfolio's rate of turnover.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                   SHARES          VALUE
-----------------------------------------------------------------------------------------------
MUTUAL FUNDS 99.7%
U.S. Government Adjustable Rate Mortgage Portfolio (Note 1)         30,278,780     $281,895,440
                                                                                   ------------

TOTAL INVESTMENTS (COST $303,408,647) 99.7%                                         281,895,440
OTHER ASSETS, LESS LIABILITIES .3%                                                      789,391
                                                                                   ------------
NET ASSETS 100.0%                                                                  $282,684,831
                                                                                   ============


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN BOND FUND

                                                                       CLASS A
                                                              -------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                              -------------------------
                                                                1999            1998(3)
                                                              -------           -------
PER SHARE OPERATING PERFORMANCE(4)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................           $ 10.37           $ 10.00
                                                                 -------           -------

Income from investment operations:
 Net investment income ..............................               .63               .12
 Net realized and unrealized gains (losses) .........              (.71)              .30
                                                                 -------           -------
Total from investment operations ....................              (.08)              .42
                                                                 -------           -------
Less distributions from:
 Net investment income ..............................              (.63)             (.05)
 Net realized gains .................................              (.05)              --
                                                                 -------           -------
Total distributions .................................              (.68)             (.05)
                                                                 -------           -------
Net asset value, end of year ........................           $  9.61           $ 10.37
                                                                 =======           =======

Total return(1) .....................................              (.73%)            4.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................           $ 7,870           $ 4,232
Ratios to average net assets:
 Expenses ...........................................               .50%              .50%(2)
 Expense excluding waiver and payments by affiliate..              1.18%             1.29%(2)
 Net investment income ..............................              6.32%             5.21%(2)
Portfolio turnover rate .............................             96.38%            23.19%


(1) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2) Annualized

(3) For the period August 3, 1998 (effective date) to October 31, 1998.

(4) Based on average shares outstanding.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)


FRANKLIN BOND FUND (CONT.)

                                                                  ADVISOR CLASS
                                                           ------------------------
                                                             YEAR ENDED OCTOBER 31,
                                                           ------------------------
                                                              1999          1998(3)
                                                           ---------      ---------
PER SHARE OPERATING PERFORMANCE(4)
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................    $   10.38      $   10.00
                                                           ---------      ---------
Income from investment operations:
 Net investment income ................................          .66            .12
 Net realized and unrealized gains (losses) ...........         (.71)           .31
                                                           ---------      ---------
Total from investment operations ......................         (.05)           .43
                                                           ---------      ---------
Less distributions from:
 Net investment income ................................         (.66)          (.05)
 Net realized gains ...................................         (.05)           --
                                                           ---------      ---------
Total distributions ...................................         (.71)          (.05)
                                                           ---------      ---------
Net asset value, end of year ..........................    $    9.62      $   10.38
                                                           =========      =========

Total return(1) .......................................         (.46%)         4.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                            $  12,099      $  31,588
Ratios to average net assets:
 Expenses .............................................          .25%           .25%(2)
 Expense excluding waiver and payments by affiliate ...          .93%          1.04%(2)
 Net investment income ................................         6.57%          5.46%(2)
Portfolio turnover rate ...............................        96.38%         23.19%


(1) Total return is not annualized for periods less than one year.

(2) Annualized

(3) For the period August 3, 1998 (effective date) to October 31, 1998.

(4) Based on average shares outstanding.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999


                                                                           PRINCIPAL
 FRANKLIN BOND FUND                                                         AMOUNT*          VALUE
----------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 119.9%
CORPORATE BONDS 58.2%
ADJUSTABLE RATE MORTGAGE SECURITIES 4.8%
PHMS, 1988-4 A, 7.187%, 7/25/18 ....................................      $  670,749      $  666,766
RYMS, 1992-3 A2, 6.643%, 6/25/20 ...................................         128,800         128,940
Saxon Mortgage Securities Corp., 8.074%, 5/25/24 ...................         164,356         170,109
                                                                                          ----------
                                                                                             965,815
                                                                                          ----------
ASSET BACKED SECURITIES 10.9%
Countrywide Asset-backed Certificates, 6.78%, 11/25/27 .............         500,000         486,113
Green Tree Financial Corp., 8.37%, 2/01/31 .........................         500,000         466,721
Saxon Asset Security Trust, 6.365%,10/25/13 ........................         553,478         551,253
Saxon Asset Security Trust, 7.00%, 3/25/27 .........................         552,000         536,831
Saxon Asset Security Trust, 6.93%, 1/25/30 .........................         150,000         136,617
                                                                                          ----------
                                                                                           2,177,535
                                                                                          ----------
COMMERCIAL MORTGAGE BACKED SECURITIES 4.9%
BSCMS, 1998-C1 CL A1, 6.34%, 10/16/07 ..............................         392,603         382,052
BSCMS, 1998-C1 CL A2, 6.44%, 6/16/08 ...............................         360,000         341,550
BSCMS, 1999-WF2 A2, 7.08%, 6/15/09 .................................         250,000         247,500
                                                                                          ----------
                                                                                             971,102
                                                                                          ----------
CONSUMER DURABLES 2.2%
Ford Motor Co., 6.375%, 2/01/29 ....................................         500,000         432,427
                                                                                          ----------
CONSUMER NON-DURABLES 4.8%
Grand Metropolitan Investment, 7.125%, 9/15/04 .....................         200,000         202,400
Pepsi Bottling Group Inc., 7.00%, 3/01/29 ..........................         500,000         463,740
Scotts Co., senior sub. note, 144A, 8.625%, 1/15/09 ................         300,000         285,000
                                                                                          ----------
                                                                                             951,140
                                                                                          ----------
CONSUMER SERVICES 7.3%
AMFM Inc., 9.00%, 10/01/08 .........................................         300,000         308,250
CSC Holdings Inc., senior note, 7.25%, 7/15/08 .....................         300,000         285,504
Harrah's Operating Co. Inc., senior sub. note, 7.875%, 12/15/05 ....         300,000         285,750
Horseshoe Gaming Holding, senior sub. note, 8.625%, 5/15/09 ........         300,000         288,750
Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ........         300,000         288,000
                                                                                          ----------
                                                                                           1,456,254
                                                                                          ----------
ELECTRONIC TECHNOLOGY 1.5%
L-3 Communications Holdings Inc., senior sub. note, 10.375%, 5/01/07         300,000         310,875
                                                                                          ----------
ENERGY 1.5%
P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 ...........         300,000         292,500
                                                                                          ----------
FINANCE 5.0%
First Chicago NBD Corp., sub. note, 7.625%, 1/15/03 ................         291,000         299,730
HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 .......         300,000         264,000
Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ...............         150,000         139,227
Societe Generale-New York, sub. note, 7.40%, 6/01/06 ...............         300,000         298,779
                                                                                          ----------
                                                                                           1,001,736
                                                                                          ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


                                                                             PRINCIPAL
   FRANKLIN BOND FUND                                                         AMOUNT*            VALUE
--------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   CORPORATE BONDS (CONT.)
   INDUSTRIAL SERVICES 6.3%
   Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ..      $   300,000      $   254,250
   Browning-Ferris Industries Inc., senior note, 6.08%, 1/18/00 ......        1,000,000          995,534
                                                                                             -----------
                                                                                               1,249,784
                                                                                             -----------
   PROCESS INDUSTRIES 1.5%
   Lyondell Chemical Co., 9.875%, 5/01/07 ............................          300,000          297,750
                                                                                             -----------
   TRANSPORTATION 2.0%
   Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 (Bermuda) ....          100,000          101,250
   Sea Containers Ltd., senior note, 144A, 10.75%, 10/15/06 ..........          300,000          301,500
                                                                                             -----------
                                                                                                 402,750
                                                                                             -----------
   UTILITIES 5.5%
   CMS Energy Corp., senior note, 7.50%, 1/15/09 .....................          100,000           89,750
   Duquesne Light Co., 6.625%, 6/15/04 ...............................          300,000          297,438
   McLeodusa Inc., 8.125%, 2/15/09 ...................................          300,000          279,000
   Sprint Capital Corp., 6.875%, 11/15/28 ............................          500,000          459,120
                                                                                             -----------
                                                                                               1,125,308
                                                                                             -----------
   TOTAL CORPORATE BONDS (COST $12,018,993) ..........................                        11,634,976
                                                                                             -----------
   U.S. GOVERNMENT SECURITIES 52.6%
(d)FHLMC, 7.50%, 11/01/28 ............................................          808,486          811,265
   FNMA, 5.50%, 1/01/14 ..............................................          475,854          448,850
(d)FNMA, 6.50%, 11/01/28 .............................................        1,994,000        1,909,878
(d)FNMA, 7.00%, 11/01/28 .............................................        1,000,000          981,250
(d)FNMA, 6.00%, 11/01/29 .............................................        1,000,000          931,250
   FNMA, ARM, 7.437%, 12/01/24 .......................................          561,268          566,780
   GNMA, ARM, 6.125%, 10/20/26 .......................................          101,291          103,030
   GNMA, SF, 7.00%, 2/15/09 ..........................................          408,276          408,829
   GNMA, SF, 7.00%, 12/15/28 .........................................          499,200          490,190
   GNMA, SF, 6.50%, 1/15/29 ..........................................          140,945          134,844
   GNMA, SF, 6.50%, 4/15/29 ..........................................          526,069          503,295
   GNMA, SF, 6.50%, 5/15/29 ..........................................          155,939          149,188
   GNMA, SF, 6.50%, 7/15/29 ..........................................          964,644          922,883
(d)GNMA, SF, 7.50%, 11/01/29 .........................................          430,000          430,941
(d)GNMA, SF, 8.00%, 11/01/29 .........................................        1,240,000        1,266,733
   GNMA II, 6.00%, 3/20/28 ...........................................          474,284          439,705
                                                                                             -----------
   TOTAL U.S. GOVERNMENT SECURITIES (COST $10,650,415) ...............                        10,498,911
                                                                                             -----------
   OTHER GOVERNMENT AND AGENCY SECURITIES 3.0%
   Tennessee Valley Authority, 5.28%, 9/14/01 (COST $601,710) ........          600,000          591,047
                                                                                             -----------
   FOREIGN GOVERNMENT AND AGENCY SECURITIES 4.9%
   Republic of Argentina, Bonos Del Tesoro, 8.75%, 5/09/02 (Argentina)          350,000          325,763
   Republic of Turkey, Reg S, 10.00%, 9/19/07 (Turkey) ...............          350,000          324,188
   United Mexican States, 8.625%, 3/12/08 (Mexico) ...................          350,000          326,288
                                                                                             -----------
   TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $1,008,562) ..                           976,239
                                                                                             -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


                                                                                  PRINCIPAL
  FRANKLIN BOND FUND                                                               AMOUNT*              VALUE
----------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON BONDS 1.2%
   Charter Communications Holdings LLC, senior disc. note, 144A, zero cpn.
    to 4/01/04, 9.92% thereafter, 4/01/11 (COST $264,910) .................      $    400,000       $    238,000
                                                                                                    ------------
   TOTAL LONG TERM INVESTMENTS (COST $24,544,590) .........................                           23,939,173
                                                                                                    ------------
   SHORT TERM INVESTMENTS 5.0%
   General Electric Capital Corp., 6.073%, 1/18/00 ........................         1,000,000          1,000,111
(c)U.S. Treasury Bills, 1/13/00 ...........................................            10,000              9,900
                                                                                                    ------------
   TOTAL SHORT TERM INVESTMENTS (COST $1,009,901) .........................                            1,010,011
                                                                                                    ------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $25,554,491) ......                           24,949,184
                                                                                                    ------------
(b)REPURCHASE AGREEMENT 5.9%
   Joint Repurchase Agreement, 5.199%, 11/01/99 (Maturity Value $1,171,305)
   (COST $1,170,798) ......................................................         1,170,798          1,170,798
   Banc of America Securities LLC
   Barclays Capital Inc.
   Bear, Stearns & Co. Inc.
   Chase Securities Inc.
   CIBC World Markets Corp.
   Donaldson, Lufkin & Jenrette Securities Corp.
   Dresdner Kleinwort Benson, North America LLC
   Goldman, Sachs & Co.
   Paine Webber Inc.
   Paribas Corporation
   Warburg Dillon Read LLC
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                    ------------
   TOTAL INVESTMENTS (COST $26,725,289) 130.8% ............................                           26,119,982
   OTHER ASSETS, LESS LIABILITIES (30.8%) .................................                           (6,151,553)
                                                                                                    ------------
   NET ASSETS 100.0% ......................................................                         $ 19,968,429
                                                                                                    ============

PORTFOLIO ABBREVIATIONS:
ARM   - Adjustable Rate Mortgage
BSCMS - Bear Stearns Commercial Mortgage Securities
PHMS  - Prudential Home Mortgage Securities
RYMS  - Ryland Mortgage Securities Corporation
SF    - Single Family


*   Securities denominated in U.S. dollars unless otherwise indicated.

(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1999, all repurchase agreements had been entered into on October 29, 1999.

(c) On deposit with broker for initial margin on futures contracts (Note 1d).

(d) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights



FRANKLIN CONVERTIBLE SECURITIES FUND


                                                                                CLASS A
                                                   -----------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------------------
                                                    1999(2)         1998          1997          1996          1995
                                                   ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $   11.75     $   14.74     $   13.45     $   12.73     $   12.34
                                                   ---------     ---------     ---------     ---------     ---------
Income from investment operations:
 Net investment income ......................            .61           .62           .64           .61           .58
 Net realized and unrealized gains (losses) .           1.03         (1.92)         2.15          1.39          1.10
                                                   ---------     ---------     ---------     ---------     ---------
Total from investment operations ............           1.64         (1.30)         2.79          2.00          1.68
                                                   ---------     ---------     ---------     ---------     ---------
Less distributions from:
 Net investment income ......................           (.64)         (.65)         (.60)         (.60)         (.59)
 Net realized gains .........................            --          (1.04)         (.90)         (.68)         (.70)
                                                   ---------     ---------     ---------     ---------     ---------
Total distributions .........................           (.64)        (1.69)        (1.50)        (1.28)        (1.29)
                                                   ---------     ---------     ---------     ---------     ---------
Net asset value, end of year ................      $   12.75     $   11.75     $   14.74     $   13.45     $   12.73
                                                   =========     =========     =========     =========     =========

Total return(1) .............................          14.25%        (9.93%)       22.47%        16.71%        15.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $ 129,908     $ 170,569     $ 212,631     $ 130,951     $  83,523
Ratios to average net assets:
 Expenses ...................................           1.05%          .98%         1.01%         1.02%         1.03%
 Net investment income ......................           4.92%         4.63%         4.81%         4.79%         4.82%
Portfolio turnover rate .....................         147.75%        79.17%       141.49%       129.83%       108.64%


(1) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2) Based on average shares outstanding.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                                CLASS C
                                                   -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------------------
                                                    1999(4)         1998          1997          1996        1995(3)
                                                   ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $   11.70     $   14.68     $   13.41     $   12.71     $   13.06
                                                   -----------------------------------------------------------------

Income from investment operations:
 Net investment income ......................            .51           .51           .54           .51           .07
 Net realized and unrealized gains (losses) .           1.04         (1.91)         2.13          1.40          (.37)
                                                   -----------------------------------------------------------------

Total from investment operations ............           1.55         (1.40)         2.67          1.91          (.30)
                                                   -----------------------------------------------------------------

Less distributions from:
 Net investment income ......................           (.55)         (.54)         (.50)         (.53)         (.05)
 Net realized gains .........................            --          (1.04)         (.90)         (.68)          --
                                                   -----------------------------------------------------------------
Total distributions .........................           (.55)        (1.58)        (1.40)        (1.21)         (.05)
                                                   -----------------------------------------------------------------
Net asset value, end of year ................      $   12.70     $   11.70     $   14.68     $   13.41     $   12.71
                                                   =================================================================


Total return(1) .............................          13.48%       (10.61)%       21.54%        15.92%        (2.33)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $  29,148     $  41,533     $  35,282     $  10,861     $     209
Ratios to average net assets:
 Expenses ...................................           1.80%         1.73%         1.74%         1.79%         1.60%(2)
 Net investment income ......................           4.16%         3.93%         4.04%         4.00%         3.64%(2)
Portfolio turnover rate .....................         147.75%        79.17%       141.49%       129.83%       108.64%


(1) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2) Annualized

(3) For the period October 1, 1995 (effective date) to October 31, 1995.

(4) Based on average shares outstanding.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999


 FRANKLIN CONVERTIBLE SECURITIES FUND                                                      SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS 54.9%
COMMERCIAL SERVICES 2.6%
United Rentals Trust I, 6.50%, cvt. pfd ........................................           50,000      $ 1,687,500
United Rentals Trust I, 6.50%, cvt. pfd., 144A .................................           74,500        2,514,375
                                                                                                       -----------
                                                                                                         4,201,875
                                                                                                       -----------
CONSUMER NON-DURABLES 2.1%
Ralston Purina Group/Interstate Bakeries, 7.00%, cvt. pfd ......................           80,500        3,345,781
                                                                                                       -----------
CONSUMER SERVICES 2.0%
Host Marriott Corp., 6.75%, cvt. pfd ...........................................           94,000        3,172,500
                                                                                                       -----------
ELECTRONIC TECHNOLOGY 4.7%
DECS Trust IV, 7.00%, cvt. pfd .................................................          350,000        2,253,125
Loral Space & Communication, 6.00%, cvt. pfd., C (Bermuda) .....................           45,000        1,957,500
Morgan Stanley Dean Witter & Co., 6.00%, cvt. pfd., Series Sun Microsystems Inc.          400,000        3,175,000
                                                                                                       -----------
                                                                                                         7,385,625
                                                                                                       -----------
ENERGY MINERALS 6.0%
Kerr-McGee Corp., 5.50%, cvt. pfd ..............................................          151,200        5,688,900
Newfield Financial Trust I, 6.50%, cvt. pfd ....................................           75,000        3,862,500
                                                                                                       -----------
                                                                                                         9,551,400
                                                                                                       -----------
FINANCE 8.5%
Apartment Investment & Management Co., 8.00%, cvt. pfd., K .....................          125,000        3,062,500
Bank United Corp., 8.00%, cvt. pfd .............................................           80,000        4,060,000
Equity Office Properties Trust, 5.25%, cvt. pfd., B ............................           70,000        2,598,750
Protective Life Capital Trust II, 6.50%, cvt. pfd ..............................           65,700        3,827,025
                                                                                                       -----------
                                                                                                        13,548,275
                                                                                                       -----------
INDUSTRIAL SERVICES 2.0%
Weatherford International Inc., 5.00%, cvt. pfd ................................           25,000          925,000
Weatherford International Inc., 5.00%, cvt. pfd., 144A .........................           60,000        2,220,000
                                                                                                       -----------
                                                                                                         3,145,000
                                                                                                       -----------
NON-ENERGY MINERALS 1.9%
Georgia Pacific Corp., 7.50%, cvt. pfd .........................................           69,500        3,005,875
                                                                                                       -----------
PROCESS INDUSTRIES 3.1%
Hercules Inc. Trust II, 6.50%, cvt. pfd., CRESTS Unit ..........................            4,000        3,000,000
IMC Global/Merrill Lynch, 6.25%, cvt. pfd., IGL ................................          125,000        1,976,563
                                                                                                       -----------
                                                                                                         4,976,563
                                                                                                       -----------
PRODUCER MANUFACTURING 3.3%
Tower Automotive Capital, 6.75%, cvt. pfd ......................................          135,000        5,265,000
                                                                                                       -----------
TECHNOLOGY SERVICES 1.5%
Verio Inc., 6.75%, cvt. pfd., 144A .............................................           50,000        2,312,500
                                                                                                       -----------
TRANSPORTATION 1.8%
Canadian National Railway Co., 5.25%, cvt. pfd. (Canada) .......................           57,400        2,898,700
                                                                                                       -----------
UTILITIES 15.4%
AES Trust II, 5.50%, cvt. pfd., B ..............................................           48,400        2,662,000
AES Trust III, 6.75%, cvt. pfd .................................................           13,800          696,038

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


 FRANKLIN CONVERTIBLE SECURITIES FUND                                    SHARES         VALUE
--------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (CONT.)
UTILITIES (CONT.)
Calpine Capital Trust, 5.75%, cvt. pfd .........................           40,000      $ 2,190,000
CMS Energy Trust I, 7.75%, cvt. pfd ............................           73,000        3,577,000
Coastal Corp., 6.625%, cvt. pfd ................................          110,000        2,915,000
Intermedia Communications, cvt. pfd., E ........................          100,000        2,412,500
McLeodUSA Inc., 6.75%, cvt. pfd., A ............................           10,000        4,000,000
MediaOne Group Inc., 6.25%, cvt. pfd ...........................           14,100        1,466,400
MediaOne Group Inc., 7.00%, cvt. pfd ...........................           66,700        3,047,356
Utilicorp United Inc., 9.75%, cvt. pfd .........................           60,000        1,522,500
                                                                                       -----------
                                                                                        24,488,794
                                                                                       -----------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $91,697,172) ..........                        87,297,888
                                                                                       -----------


                                                                     PRINCIPAL
                                                                      AMOUNT*
---------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 44.4%
COMMERCIAL SERVICES 1.2%
Interpublic Group Cos. Inc., cvt., 144A, 1.87%, 6/01/06 .........      $ 2,000,000        1,872,500
                                                                                         ----------
ELECTRONIC TECHNOLOGY 11.8%
Benchmark Electronics Inc., cvt., 144A, 6.00%, 8/15/06 ..........        4,500,000        3,105,000
Comverse Technology Inc., cvt. sub. deb., 144A, 4.50%, 7/01/05 ..        2,000,000        5,445,000
EMC Corp., cvt. sub. note, 3.25%, 3/15/02 .......................          300,000        1,937,250
Lattice Semiconductor Corp., cvt., 144A, 4.75%, 11/01/06 ........        2,000,000        2,147,500
Motorola Inc., cvt., zero cpn., 9/27/13 .........................          500,000          565,000
Sanmina Corp., cvt., 144A, 4.25%, 5/01/04 .......................        3,000,000        3,686,250
Western Digital Corp., cvt., zero cpn., 2/18/18 .................       14,000,000        1,846,250
                                                                                         ----------
                                                                                         18,732,250
                                                                                         ----------
ENERGY MINERALS 2.4%
Range Resources Corp., cvt. sub. deb., 6.00%, 2/01/07 ...........        6,340,000        3,804,000
                                                                                         ----------
HEALTH SERVICES 3.4%
Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ..................        8,650,000        5,353,485
                                                                                         ----------
HEALTH TECHNOLOGY 5.2%
Centocor Inc., cvt., 4.75%, 2/15/05 .............................        1,500,000        2,186,250
Elan Finance Corp., cvt., 144A, zero cpn., 12/14/18 .............        4,000,000        2,025,000
Inhale Therapeutic Systems Inc., cvt., 144A, 6.75%, 10/13/06 ....        4,000,000        4,107,500
                                                                                         ----------
                                                                                          8,318,750
                                                                                         ----------
INDUSTRIAL SERVICES 1.5%
Diamond Offshore Drilling, cvt. sub. note, 3.75%, 2/15/07 .......        2,300,000        2,357,500
                                                                                         ----------
RETAIL TRADE 2.2%
Ann Taylor Stores Corp., 144A, cvt., 0.55%, 6/18/19 .............        6,000,000        3,573,240
                                                                                         ----------
TECHNOLOGY SERVICES 8.5%
Affiliated Computer Services, cvt. sub. note, 4.00%, 3/15/05 ....        5,200,000        5,642,000
Citrix Systems Inc., cvt. sub. deb., 144A, zero cpn., 3/22/19 ...        4,000,000        2,085,760
CNET Inc., cvt. sub. note, 144A, 5.00%, 3/01/06 .................        1,000,000        1,411,250

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


                                                                                          PRINCIPAL
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                      AMOUNT*              VALUE
-------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS (CONT.)
   TECHNOLOGY SERVICES (CONT.)
   Morgan Stanley Dean Witter & Co., cvt., 144A, zero cpn., 10/19/06, Oracle Corp...    $   1,500,000       $   1,494,375
   Siebel System Inc., cvt., 144A, 5.50%, 9/15/06 ..................................        1,500,000           2,070,937
   VerticalNet Inc., cvt., 144A, 5.25%, 9/27/04 ....................................          500,000             750,000
                                                                                                            -------------
                                                                                                               13,454,322
                                                                                                            -------------
   UTILITIES 8.2%
   Global Telesystems Group Inc., cvt., 5.75%, 7/01/10 (Luxembourg) ................        5,550,000           5,820,562
   Level 3 Communications Inc., cvt., 6.00%, 9/15/09 ...............................        3,000,000           3,665,625
   Natwest Enron Corp. Nets, cvt., 144A, 3.50%, 9/01/04 ............................        1,000,000           1,785,000
   UBS AG Stamford, cvt., 1.50%, 7/12/06 ...........................................        2,000,000           1,835,000
                                                                                                            -------------
                                                                                                               13,106,187
                                                                                                            -------------
   TOTAL CONVERTIBLE BONDS (COST $70,389,057) ......................................                           70,572,234
                                                                                                            -------------
   TOTAL LONG TERM INVESTMENTS (COST $162,086,229) .................................                          157,870,122
                                                                                                            -------------
(b)REPURCHASE AGREEMENT .7%
   Joint Repurchase Agreement, 5.199%, 11/01/99 (Maturity Value $1,193,668)
    (COST $1,193,151) ..............................................................        1,193,151           1,193,151
   Banc of America Securities LLC
   Barclays Capital Inc.
   Bear, Stearns & Co. Inc.
   Chase Securities Inc.
   CIBC World Markets Corp.
   Donaldson, Lufkin & Jenrette Securities Corp.
   Dresdner Kleinwort Benson, North America LLC
   Goldman, Sachs & Co.
   Paine Webber Inc.
   Paribas Corporation
   Warburg Dillon Read LLC
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                            -------------
   TOTAL INVESTMENTS (COST $163,279,380) 100.0% ..................................                            159,063,273
   OTHER ASSETS, LESS LIABILITIES ................................................                                 (7,651)
                                                                                                            -------------
   NET ASSETS 100.0% .............................................................                          $ 159,055,622
                                                                                                            =============


*   Securities denominated in U.S. dollars unless otherwise indicated.

(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1999, all repurchase agreements had been entered into on October 29, 1999.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN EQUITY INCOME FUND

                                                                                     CLASS A
                                                       -----------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                        1999(2)         1998          1997          1996          1995
                                                       ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........          $   19.93     $   19.31     $   16.41     $   15.19     $   14.14
                                                       ---------     ---------     ---------     ---------     ---------
Income from investment operations:
 Net investment income ......................                .58           .64           .64           .64           .63
 Net realized and unrealized gains ..........                .36          1.42          3.23          1.63          1.27
                                                       ---------     ---------     ---------     ---------     ---------
Total from investment operations ............                .94          2.06          3.87          2.27          1.90
Less distributions from:
 Net investment income ......................               (.60)         (.65)         (.64)         (.65)         (.61)
 Net realized gains .........................              (1.07)         (.79)         (.33)         (.40)         (.24)
                                                       ---------     ---------     ---------     ---------     ---------
Total distributions .........................              (1.67)        (1.44)         (.97)        (1.05)         (.85)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value, end of year ................          $   19.20     $   19.93     $   19.31     $   16.41     $   15.19
                                                       =========     =========     =========     =========     =========
Total return(1) .............................               4.90%        10.96%        24.40%        15.39%        14.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                        $ 385,968     $ 428,228     $ 352,555     $ 246,952     $ 168,897
Ratios to average net assets:
 Expenses                                                   .94%           .94%          .97%          .98%         1.00%
 Expense excluding waiver and payments by affiliate         .94%           .94%          .97%          .98%         1.02%
 Net investment income                                     2.95%          3.20%         3.62%         4.11%         4.44%
Portfolio turnover rate                                   50.20%         30.65%        29.04%        24.15%        27.86%


(1) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2) Based on average shares outstanding.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)


FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                   Class B
                                                                  ---------
                                                                   1993(3)
                                                                  ---------
PER SHARE OPERATING PERFORMANCE(4)
(for a share outstanding throughout the period)
Net asset value, beginning of year ........................       $   19.37
                                                                  ---------
Income from investment operations:
 Net investment income ....................................             .33
 Net realized and unrealized losses .......................            (.16)
                                                                  ---------
Total from investment operations ..........................             .17
                                                                  ---------
Less distributions from net investment income .............            (.38)
Net asset value, end of year ..............................       $   19.16
                                                                  =========

Total return(1) ...........................................             .86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................       $   2,493
Ratios to average net assets:
 Expenses .................................................            1.69%(2)
 Net investment income ....................................            2.03%(2)
Portfolio turnover rate ...................................           50.20%


(1) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(2) Annualized

(3) For the period January 1, 1999 (effective date) to October 31, 1999.

(4) Based on average shares outstanding.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)


FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                        CLASS C
                                                       -----------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       -----------------------------------------------------------------------------
                                                          1999(4)         1998           1997           1996             1995(3)
                                                       -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............     $    19.88      $    19.26     $    16.38     $    15.19       $    15.38
                                                       -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...........................            .43             .50            .50            .52              .05
 Net realized and unrealized gains (losses) ......            .36            1.41           3.22           1.63             (.19)
                                                       -----------------------------------------------------------------------------
Total from investment operations .................            .79            1.91           3.72           2.15             (.14)
                                                       -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................           (.46)           (.50)          (.51)          (.56)            (.05)
 Net realized gains ..............................          (1.07)           (.79)          (.33)          (.40)              --
                                                       -----------------------------------------------------------------------------
Total distributions ..............................          (1.53)          (1.29)          (.84)          (.96)            (.05)
                                                       -----------------------------------------------------------------------------
Net asset value, end of year .....................     $    19.14      $    19.88     $    19.26     $    16.38       $    15.19
                                                       =============================================================================
Total return(1) ..................................           4.11%          10.16%         23.40%         14.53%            (.93%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................     $   82,353      $   81,078     $   45,277     $   18,227       $      386
Ratios to average net assets:
 Expenses ........................................           1.69%           1.69%          1.72%          1.73%            1.99%(2)
 Net investment income ...........................           2.20%           2.45%          2.78%          3.33%            3.57%(2)
Portfolio turnover rate ..........................          50.20%          30.65%         29.04%         24.15%           27.86%



(1) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2) Annualized

(3) For the period October 1, 1995 (effective date) to October 31, 1995.

(4) Based on average shares outstanding.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999


FRANKLIN EQUITY INCOME FUND                                SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 87.6%
COMMERCIAL SERVICES 1.1%
Dun & Bradstreet Corp. ...............................     168,200   $ 4,940,875
                                                                     -----------
CONSUMER DURABLES 3.6%
Eastman Kodak Co. ....................................      85,000     5,859,688
Ford Motor Co. .......................................     130,500     7,161,188
General Motors Corp. .................................      57,500     4,039,375
                                                                     -----------
                                                                      17,060,251
                                                                     -----------
CONSUMER NON-DURABLES 8.3%
Anheuser-Busch Cos. Inc. .............................      50,300     3,612,169
Bestfoods ............................................     120,000     7,050,000
General Mills Inc. ...................................     122,500    10,680,469
H.J. Heinz Co. .......................................     147,000     7,019,250
Philip Morris Cos. Inc. ..............................     211,200     5,319,600
UST Inc. .............................................     197,000     5,454,438
                                                                     -----------
                                                                      39,135,926
                                                                     -----------
ELECTRONIC TECHNOLOGY 4.2%
Diebold Inc. .........................................     155,000     4,068,750
Hewlett-Packard Co. ..................................      46,000     3,406,875
Motorola Inc. ........................................      60,500     5,894,969
PerkinElmer Inc. .....................................      83,000     3,387,438
Raytheon Co., B ......................................     100,000     2,912,500
                                                                     -----------
                                                                      19,670,532
                                                                     -----------
ENERGY MINERALS 11.2%
Atlantic Richfield Co. ...............................      89,400     8,330,963
Chevron Corp. ........................................      83,900     7,661,119
Conoco Inc., B .......................................     130,131     3,529,803
Exxon Corp. ..........................................      64,400     4,769,625
Mobil Corp. ..........................................      55,600     5,365,400
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ...     125,000     7,492,188
Texaco Inc. ..........................................     180,000    11,047,500
Ultramar Diamond Shamrock Corp. ......................     192,400     4,713,800
                                                                     -----------
                                                                      52,910,398
                                                                     -----------
FINANCE 12.4%
Allstate Corp. .....................................       105,000     3,018,750
Arthur J. Gallagher & Co. ..........................        96,900     5,014,575
Bank of America Corp. ..............................        68,000     4,377,500
Bank One Corp. .....................................       170,680     6,411,168
First Union Corp. ..................................        95,300     4,068,119
Fleet Boston Corp. .................................       132,415     5,776,604
J.P. Morgan & Co. Inc. .............................        37,500     4,907,813
Lincoln National Corp. .............................       161,000     7,426,125
National City Corp. ................................       178,400     5,262,800
St. Paul Cos. Inc. .................................       250,700     8,022,400
Union Planters Corp. ...............................        91,000     4,049,500
                                                                     -----------
                                                                      58,335,354
                                                                     -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


FRANKLIN EQUITY INCOME FUND                                SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (CONT.)

HEALTH TECHNOLOGY 5.0%
Baxter International Inc. ..............................    95,000   $ 6,163,125
Glaxo Wellcome PLC, ADR (United Kingdom) ...............   125,200     7,496,350
Pharmacia & Upjohn Inc. ................................   182,000     9,816,625
                                                                     -----------
                                                                      23,476,100
                                                                     -----------
NON-ENERGY MINERALS 3.2%
Corus Group PLC, ADR (United Kingdom) ..................   149,500     2,887,219
De Beers Consolidated Mines AG, ADR (South Africa) .....   217,000     5,872,563
Weyerhaeuser Co. .......................................   102,500     6,117,969
                                                                     -----------
                                                                      14,877,751
                                                                     -----------
PROCESS INDUSTRIES 4.3%
American National Can Group Inc. .......................   300,000     3,750,000
Dow Chemical Co. .......................................    32,500     3,843,125
E. I. du Pont de Nemours and Co. .......................    43,769     2,820,365
Imperial Chemical Industries PLC, ADR (United Kingdom) .   114,200     4,589,413
Pall Corp. .............................................   245,000     5,374,688
                                                                     -----------
                                                                      20,377,591
                                                                     -----------
PRODUCER MANUFACTURING 6.4%
Dana Corp. .............................................   150,400     4,446,200
Deere & Co. ............................................   139,500     5,056,875
Delphi Automotive Systems Corp. ........................    40,188       660,590
Emerson Electric Co. ...................................    75,000     4,504,688
Federal Signal Corp. ...................................   187,000     3,517,938
Minnesota Mining & Manufacturing Co. ...................    67,500     6,416,719
Pitney Bowes Inc. ......................................   124,200     5,658,863
                                                                     -----------
                                                                      30,261,873
                                                                     -----------
REAL ESTATE 5.0%
Arden Realty Inc. ......................................   265,000     5,333,125
Equity Office Properties Trust .........................   100,000     2,212,500
Equity Residential Properties Trust ....................   141,300     5,908,106
Meristar Hospitality Corp. .............................   310,000     4,979,375
Simon Property Group Inc. ..............................   229,400     5,290,538
                                                                     -----------
                                                                      23,723,644
                                                                     -----------
RETAIL TRADE 1.7%
J.C. Penney Co. Inc. ...................................   140,000     3,552,500
May Department Stores Co. ..............................   129,000     4,474,688
                                                                     -----------
                                                                       8,027,188
                                                                     -----------
TECHNOLOGY SERVICES 1.0%
Automatic Data Processing Inc. .........................   101,000     4,866,938
                                                                     -----------

TELECOMMUNICATIONS 10.0%
AT&T Corp. .............................................   216,250    10,109,688
Bell Atlantic Corp. ....................................   222,120    14,423,918

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


FRANKLIN EQUITY INCOME FUND                                                                           SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
GTE Corp. ..............................................................................              151,500         $ 11,362,500
U.S. West Inc. .........................................................................              185,800           11,345,413
                                                                                                                      ------------
                                                                                                                        47,241,519
                                                                                                                      ------------
UTILITIES 10.2%
Cinergy Corp. ..........................................................................              121,000            3,418,250
Consolidated Natural Gas Co. ...........................................................               70,300            4,499,200
Constellation Energy Group Inc. ........................................................              176,000            5,401,000
Dominion Resources Inc. ................................................................              127,100            6,116,688
Kansas City Power & Light Co. ..........................................................              210,000            5,145,000
MCN Energy Group Inc. ..................................................................              210,000            5,131,875
National Fuel Gas Co. ..................................................................              106,600            5,210,075
New Century Energies Inc. ..............................................................              111,000            3,614,438
Northern States Power Co. ..............................................................              160,000            3,440,000
Sempra Energy ..........................................................................              289,909            5,925,015
                                                                                                                      ------------
                                                                                                                        47,901,541
                                                                                                                      ------------
TOTAL COMMON STOCKS (COST $363,020,624) ................................................                               412,807,481
                                                                                                                      ------------
CONVERTIBLE PREFERRED STOCKS 7.0%
NON-ENERGY MINERALS 1.2%
Georgia Pacific Corp., 7.50%, cvt. pfd .................................................              130,000            5,622,500
                                                                                                                      ------------
REAL ESTATE 1.1%
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A .....................................              324,200            4,964,313
                                                                                                                      ------------
TRANSPORTATION 1.8%
Canadian National Railway Co., 5.25%, cvt. pfd. (Canada) ...............................               94,400            4,767,200
Union Pacific Capital Trust, 6.25%, cvt. pfd ...........................................               75,800            3,695,250
                                                                                                                      ------------
                                                                                                                         8,462,450
                                                                                                                      ------------
UTILITIES 2.9%
AES Trust III, 6.75%, cvt. pfd .........................................................               68,700            3,465,056
CMS Energy Trust I, 7.75%, cvt. pfd ....................................................               80,000            3,920,000
Texas Utilities Co., 9.25%, cvt. pfd ...................................................              125,100            6,356,632
                                                                                                                      ------------
                                                                                                                        13,741,688
                                                                                                                      ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $37,171,844) ..................................                                32,790,951
                                                                                                                      ------------
CONVERTIBLE BONDS 2.0%
ELECTRONIC TECHNOLOGY 1.3%
Comverse Technology Inc., cvt. sub. deb., 4.50%, 7/01/05 ...............................            2,250,000            6,125,625
                                                                                                                      ------------
HEALTH SERVICES .7%
Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 .........................................            5,000,000            3,094,500
                                                                                                                      ------------
TOTAL CONVERTIBLE BONDS (COST $7,678,516) ..............................................                                 9,220,125
                                                                                                                      ------------
TOTAL LONG TERM INVESTMENTS (COST $407,870,983) ........................................                               454,818,557
                                                                                                                      ------------
SHORT TERM INVESTMENTS 3.6%
FHLMC, 1/20/00 .........................................................................           17,000,000           16,805,452
                                                                                                                      ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $424,665,095) ......................                               471,624,009
                                                                                                                      ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN EQUITY INCOME FUND                                                                              AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT .9%
    Joint Repurchase Agreement, 5.199%, 11/01/99, (Maturity Value $4,171,253) (COST $4,169,447) ...   $ 4,169,447     $  4,169,447
      Banc of America Securities LLC
      Barclays Capital Inc.
      Bear, Stearns & Co. Inc.
      Chase Securities Inc.
      CIBC World Markets Corp.
      Donaldson, Lufkin & Jenrette Securities Corp.
      Dresdner Kleinwort Benson, North America LLC
      Goldman, Sachs & Co.
      Paine Webber Inc.
      Paribas Corporation
      Warburg Dillon Read LLC
        Collateralized by U.S. Treasury Bills and Notes
                                                                                                                      ------------
    TOTAL INVESTMENTS (COST $428,834,542) 101.1% ..................................................                    475,793,456
    OTHER ASSETS, LESS LIABILITIES (1.1%) .........................................................                     (4,979,632)
                                                                                                                      ------------
    NET ASSETS 100.0% .............................................................................                   $470,813,824
                                                                                                                      ============


(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1999, all repurchase agreements had been entered into on October 29, 1999.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN GLOBAL GOVERNMENT INCOME FUND


                                                                                     CLASS A
                                                   -----------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------------------------------
                                                     1999(2)          1998             1997             1996             1995
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $    8.25        $    8.41        $    8.65        $    8.31        $    8.06
                                                   -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .61              .62              .60              .61              .67
 Net realized and unrealized gains (losses) .           (.54)            (.17)            (.22)             .33              .29
                                                   -----------------------------------------------------------------------------
Total from investment operations ............            .07              .45              .38              .94              .96
                                                   -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.58)            (.57)            (.61)            (.60)            (.64)
 In excess of net investment income .........             --             (.04)            (.01)              --               --
 Tax return of capital ......................             --               --               --               --             (.07)
 Net realized gains .........................           (.02)              --               --               --               --
                                                   -----------------------------------------------------------------------------
Total distributions .........................           (.60)            (.61)            (.62)            (.60)            (.71)
                                                   -----------------------------------------------------------------------------
Net asset value, end of year ................      $    7.72        $    8.25        $    8.41        $    8.65        $    8.31
                                                   =============================================================================

Total return(1) .............................            .90%            5.57%            4.31%           11.80%           12.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $  85,004        $ 110,876        $ 118,348        $ 137,626        $ 164,970
Ratios to average net assets:
 Expenses ...................................           1.06%             .96%             .90%             .85%             .96%
 Net investment income ......................           7.63%            7.49%            6.97%            7.68%            8.29%
Portfolio turnover rate .....................          61.50%           49.93%          193.30%          139.71%          103.49%


(1) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2) Based on average shares outstanding.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)


FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)


                                                                                        CLASS C
                                                        ---------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        ---------------------------------------------------------------------------
                                                         1999(4)          1998(4)        1997           1996             1995(3)
                                                        ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of period .............      $  8.26          $  8.41        $  8.65        $  8.31          $  8.03
                                                        ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...........................          .57              .58            .55            .56              .31
 Net realized and unrealized gains (losses) ......         (.54)            (.17)          (.22)           .33              .30
                                                        ---------------------------------------------------------------------------
Total from investment operations .................          .03              .41            .33            .89              .61
                                                        ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................         (.54)            (.52)          (.56)          (.55)            (.30)
 In excess of net investment income ..............           --             (.04)          (.01)            --               --
 Tax return of capital ...........................           --               --             --             --             (.03)
 Net realized gains ..............................         (.02)              --             --             --               --
                                                        ---------------------------------------------------------------------------
Total distributions ..............................         (.56)            (.56)          (.57)          (.55)            (.33)
                                                        ---------------------------------------------------------------------------
Net asset value, end of year .....................      $  7.73          $  8.26        $  8.41        $  8.65          $  8.31
                                                        ===========================================================================
Total return(1) ..................................          .36%            5.12%          3.74%         11.19%            7.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................      $ 4,744          $ 5,710        $ 4,473        $ 3,700          $ 1,193
Ratios to average net assets:
 Expenses ........................................         1.59%            1.49%          1.46%          1.40%            1.54%(2)
 Net investment income ...........................         7.12%            6.96%          6.43%          7.17%            7.41%(2)
Portfolio turnover rate ..........................        61.50%           49.93%        193.30%        139.71%          103.49%


(1) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2) Annualized

(3) For the period May 1, 1995 (effective date) to October 31, 1995.

(4) Based on average shares outstanding.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

Franklin Global Government Income Fund (cont.)


                                                            ADVISOR CLASS
                                                  ------------------------------------
                                                         YEAR ENDED OCTOBER 31,
                                                  ------------------------------------
                                                  1999(4)       1998(4)        1997(3)
                                                  ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............  $8.26         $8.41          $8.71
                                                  ------------------------------------
Income from investment operations:
 Net investment income  .........................    .62           .63            .49
 Net realized and unrealized losses .............   (.54)         (.16)          (.28)
                                                  ------------------------------------
Total from investment operations  ...............    .08           .47            .21
                                                  ------------------------------------
Less distributions from:
 Net investment income ..........................   (.59)         (.58)          (.49)
 In excess of net investment income .............     --          (.04)          (.02)
 Net realized gains .............................   (.02)           --             --
                                                  ------------------------------------
Total distributions .............................   (.61)         (.62)          (.51)
                                                  ------------------------------------
Net asset value, end of year ....................  $7.73         $8.26          $8.41
                                                  ====================================
Total return(1)..................................   1.03%         5.81%          2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $694          $829           $741
Ratios to average net assets:
 Expenses .......................................    .94%          .85%           .82%(2)
 Net investment income ..........................   7.78%         7.62%          7.08%(2)
Portfolio turnover rate .........................  61.50%        49.93%        193.30%


(1)Total return is not annualized for periods less than one year.
(2)Annualized
(3)For the period January 2, 1997 (effective date) to October 31, 1997.
(4)Based on average shares outstanding.



                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999

                                                         PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                    AMOUNT*           VALUE
------------------------------------------------------------------------------------

LONG TERM INVESTMENTS 93.6%
ARGENTINA 5.5%
Republic of Argentina:
 10.95%, 11/01/99 ..................................   $ 3,215,000       $ 3,215,000
 8.87%, 5/09/02 ....................................     1,100,000         1,023,825
 11.00%, 10/09/06 ..................................       250,000           239,375
 9.75%, 9/19/27 ....................................       600,000           505,500
                                                                           ---------
                                                                           4,983,700
                                                                           ---------
AUSTRALIA 4.1%
 Government of Australia, 10.00%, 10/15/07 .........     2,438,000 AUD     1,877,773
 Queensland Treasury Corp., 6.50%, 6/14/05 .........     2,979,000 AUD     1,876,920
                                                                           ---------
                                                                           3,754,693
                                                                           ---------
BRAZIL 8.0%
Government of Brazil:
 FRN, 7.00%, 4/15/09 ...............................     3,950,000         2,893,375
 Series L, cvt., FRN, 7.00%, 4/15/12 ...............     1,250,000           819,537
 8.00%, 4/15/14 ....................................     3,239,271         2,171,578
 10.125%, 5/15/27 ..................................     1,700,000         1,335,350
                                                                           ---------
                                                                           7,219,840
                                                                           ---------
CANADA 6.4%
Government of Canada:
 10.50%, 3/01/01 ...................................     5,000,000 CAD     3,605,616
 10.00%, 5/01/02 ...................................     3,005,000 CAD     2,231,185
                                                                           ---------
                                                                           5,836,801
                                                                           ---------
DENMARK 2.2%
Kingdom of Denmark:
 9.00%, 11/15/00 ...................................     3,385,000 DKK       502,748
 8.00%, 3/15/06 ....................................     9,357,000 DKK     1,501,989
                                                                           ---------
                                                                           2,004,737
                                                                           ---------
GERMANY 12.2%
Federal Republic of Germany:
 Bundesrep, 7.75%, 2/21/00 .........................     3,067,751 EUR     3,268,210
 Series 96, 6.00%, 1/05/06 .........................     2,914,364 EUR     3,220,892
 Series 97, 6.00%, 1/04/07 .........................     4,080,109 EUR     4,507,105
                                                                           ---------
                                                                          10,996,207
                                                                          ----------
ITALY 7.6%
Buoni Poliennali del Tesoro:
 10.50%, 7/15/00 ...................................     2,065,824 EUR     2,272,248
 10.50%, 4/01/05 ...................................     2,763,040 EUR     3,637,084
 6.75%, 7/01/07 ....................................       825,000 EUR       942,208
                                                                           ---------
                                                                           6,851,540
                                                                           ---------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


                                                        PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                  AMOUNT*           VALUE
-----------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
MEXICO 4.6%
United Mexican States:
9.75%, 2/06/01 ....................................   $ 1,560,000       $ 1,612,650
9.875%, 1/15/07 ...................................     1,375,000         1,381,188
11.375%, 9/15/16 ..................................       390,000           417,007
6.25%, 12/31/19 ...................................     1,000,000           750,938
                                                                          ---------
                                                                          4,161,783
                                                                          ---------
NEW ZEALAND 4.4%
Government of New Zealand:
6.50%, 2/15/00 ....................................     3,995,000 NZD     2,031,519
Series 1106, 8.00%, 11/15/06 ......................     3,623,000 NZD     1,934,497
                                                                          ---------
                                                                          3,966,016
                                                                          ---------
PANAMA .6%
Republic of Panama, 8.875%, 9/30/27 ...............       650,000           526,500
                                                                          ---------
SPAIN 7.1%
Bonos Y Oblig del Estado, 8.80%, 4/30/06 ..........     1,932,855 EUR     2,435,089
Government of Spain, 12.25%, 3/25/00 ..............     3,662,808 EUR     3,977,798
                                                                          ---------
                                                                          6,412,887
                                                                          ---------
SWEDEN 3.3%
Kingdom of Sweden, 10.25%, 5/05/03 ................    21,500,000 SEK     3,020,544
                                                                          ---------

TURKEY 3.9%
Cellco Finance NV, 144A, Reg S,
15.00%, 8/01/05....................................     1,300,000         1,332,500

Republic of Turkey:
Reg S, 9.875%, 2/23/05 ............................       550,000           510,125
Reg S, 10.00%, 9/19/07 ............................       550,000           509,437
12.375%, 6/15/09 ..................................     1,200,000         1,210,800
                                                                          ---------
                                                                          3,562,862
                                                                          ---------
UNITED KINGDOM 4.0%
United Kingdom:
8.00%, 12/07/00 ...................................     1,000,000 GBP     1,677,989
8.50%, 7/16/07 ....................................     1,005,000 GBP     1,912,966
                                                                          ---------
                                                                          3,590,955
                                                                          ---------
UNITED STATES 14.4%
Fannie Mae, 5.25%, 1/15/09 ........................     3,609,000         3,259,183
U.S. Treasury Bond, 5.25%, 11/15/28 ...............     8,000,000         6,880,000
U.S. Treasury Note, 7.25%, 8/15/04 ................     2,714,000         2,848,004
                                                                         ----------
                                                                         12,987,187
                                                                         ----------
VENEZUELA 5.3%
Republic of Venezuela:
144A, 9.125%, 6/18/07 .............................     1,220,000           908,900
9.25%, 9/15/27 ....................................     5,805,000         3,918,375
                                                                          ---------
                                                                          4,827,275
                                                                          ---------
TOTAL LONG TERM INVESTMENTS (COST $99,295,027).....                      84,703,527
                                                                         ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


                                                                     PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                AMOUNT*        VALUE
-------------------------------------------------------------------------------------------
(a) REPURCHASE AGREEMENT (COST $1,618,000) 1.8%
Deutsche Morgan Grenfell, 5.23%, 11/01/99,
 (Maturity Value $1,618,705)
 Collateralized by U.S. Treasury Notes and Bonds .............     $ 1,618,000    $ 1,618,000
                                                                                  -----------
TOTAL INVESTMENTS (COST $100,913,027) 95.4% ..................                     86,321,527
NET EQUITY IN FORWARD CONTRACTS ..............................                            759
OTHER ASSETS, LESS LIABILITIES 4.6% ..........................                      4,120,423
                                                                                  -----------
TOTAL NET ASSETS 100.0% ......................................                    $90,442,709
                                                                                  ===========

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krone

PORTFOLIO ABBREVIATION:
FRN - Floating Rate Note


*   Securities denominated in U.S. dollars unless otherwise indicated.
(a) At October 31, 1999, all repurchase agreements held by the fund had been entered into on October 29, 1999.


78                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                             CLASS A
                                                   ---------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------------------
                                                        1999(2)       1998      1997              1996       1995
                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............      $10.46        $10.29       $10.28          $10.35     $10.03
                                                   ---------------------------------------------------------------
Income from investment operations:
 Net investment income .........................         .53           .54          .57             .58        .56
 Net realized and unrealized gains (losses) ....        (.38)          .19          .02            (.08)       .31
                                                   ---------------------------------------------------------------
Total from investment operations ...............         .15           .73          .59             .50        .87
                                                   ---------------------------------------------------------------
Less distributions from net investment income ..        (.50)         (.56)        (.58)           (.57)      (.55)
                                                   ---------------------------------------------------------------
Net asset value, end of year ...................      $10.11        $10.46       $10.29          $10.28     $10.35
                                                   ===============================================================
Total return(1) ................................        1.51%         7.38%        5.88%           4.97%      8.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................    $176,114      $224,132     $192,051        $196,042   $208,057
Ratios to average net assets:
 Expenses ......................................         .79%          .78%         .78%            .74%       .73%
 Net investment income .........................        5.18%         5.24%        5.51%           5.64%      5.42%
Portfolio turnover rate ........................       64.26%        37.70%       40.56%          72.62%     56.34%


(1) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(2) Based on average shares outstanding.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)


                                                             ADVISOR CLASS
                                                     ----------------------------
                                                        YEAR ENDED OCTOBER 31,
                                                     ----------------------------
                                                        1999(4)    1998      1997(3)
                                                     ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $10.45    $10.30     $10.24
Income from investment operations:                    ---------------------------
 Net investment income ............................      .54       .57        .47
 Net realized and unrealized gains (losses) .......     (.38)      .16        .07
                                                      ---------------------------
Total from investment operations ..................      .16       .73        .54
                                                      ---------------------------
Less distributions from net investment income .....     (.51)     (.58)      (.48)
                                                      ---------------------------
Net asset value, end of year ......................   $10.10    $10.45     $10.30
                                                      ---------------------------
Total return(1)....................................     1.62%     7.38%      5.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $1,367    $3,644       $385
Ratios to average net assets:
 Expenses .........................................      .69%      .69%       .70%(2)
 Net investment income ............................     5.26%     5.28%      5.35%(2)
Portfolio turnover rate ...........................    64.26%    37.70%     40.56%


(1) Total return is not annualized for periods less than one year.
(2) Annualized
(3) For the period January 2, 1997 (effective date) to October 31, 1997.
(4) Based on average shares outstanding.


80                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999


                                                                      PRINCIPAL
FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND             AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
AGENCY BONDS 26.5%
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 13.8%
6.52%, 1/02/02 ...................................................   $ 5,000,000        $5,034,160
5.50%, 5/15/02 ...................................................    10,000,000         9,831,360
6.625%, 3/12/08 ..................................................    10,000,000         9,637,500
                                                                                        ----------
                                                                                        24,503,020
                                                                                        ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 12.7%
5.60%, 2/02/01 ...................................................     9,500,000         9,446,895
5.70%, 5/15/02 ...................................................    10,000,000         9,825,140
6.19%, 2/19/09 ...................................................     3,500,000         3,293,364
                                                                                        ----------
                                                                                        22,565,399
                                                                                        ----------
TOTAL AGENCY BONDS (COST 47,085,544) .............................                      47,068,419
                                                                                        ----------

MORTGAGE BACKED SECURITIES 29.0%
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 7.7%
7.00%, 3/01/07 ...................................................       380,531           383,379
7.00%, 4/01/07 ...................................................       149,127           150,243
7.00%, 8/01/07 ...................................................       298,551           300,785
7.00%, 12/01/10 ..................................................     1,435,537         1,438,766
7.00%, 7/01/11 ...................................................       400,977           401,663
7.00%, 10/01/11 ..................................................       787,334           788,682
7.00%, 11/01/11 ..................................................       124,620           124,833
7.00%, 4/01/12 ...................................................       173,333           173,546
7.00%, 5/01/12 ...................................................       549,010           549,682
7.00%, 8/01/12 ...................................................     1,703,894         1,705,982
7.00%, 9/01/12 ...................................................       131,903           132,065
7.00%, 10/01/12 ..................................................       326,717           327,118
7.00%, 8/01/13 ...................................................       443,185           443,628
7.00%, 9/01/13 ...................................................     1,902,143         1,903,580
6.50%, 7/01/14 ...................................................     3,659,668         3,592,307
6.50%, 8/01/14 ...................................................       759,182           745,208
6.50%, 9/01/14 ...................................................       559,723           549,420
                                                                                      ------------
                                                                                        13,710,887
                                                                                      ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 15.8%
6.50%, 5/01/11 ...................................................     8,263,237         8,139,661
6.50%, 2/01/12 ...................................................     6,174,986         6,074,088
7.00%, 7/01/12 ...................................................       743,795           743,899
7.00%, 8/01/12 ...................................................       213,921           213,951
7.00%, 9/01/12 ...................................................       256,875           256,911
7.00%, 10/01/12 ..................................................     3,063,368         3,063,800
7.00%, 11/01/12 ..................................................     3,099,398         3,099,833
7.00%, 12/01/12 ..................................................       453,253           453,317
7.00%, 1/01/13 ...................................................       478,265           478,332
7.00%, 5/01/13 ...................................................       621,088           621,175
7.00%, 8/01/13 ...................................................       232,430           232,365
6.50%, 5/01/14 ...................................................     4,616,243         4,529,833
7.00%, 7/01/14 ...................................................        90,751            90,700
                                                                                        ----------
                                                                                        27,997,865
                                                                                        ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)

                                                                                  PRINCIPAL
FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (CONT.)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), SF, 5.5%
6.50%, 10/15/13 .............................................................   $   859,696      $  844,005
6.50%, 4/15/14 ..............................................................     1,954,705       1,920,559
6.50%, 6/15/14 ..............................................................       861,871         846,815
6.50%, 7/15/14 ..............................................................     6,215,414       6,106,838
                                                                                               ------------
                                                                                                  9,718,217
                                                                                               ------------
TOTAL MORTGAGE BACKED SECURITIES (COST $52,038,488) .........................                    51,426,969
                                                                                               ------------

U.S. GOVERNMENT SECURITIES 43.2%
U.S. Treasury Notes, 5.875%, 6/30/00 ........................................    6,000,000        6,020,628
U.S. Treasury Notes, 5.625%, 2/28/01 ........................................   10,000,000        9,990,630
U.S. Treasury Notes, 7.50%, 11/15/01 ........................................   25,000,000       25,789,076
U.S. Treasury Notes, 5.875%, 11/30/01 .......................................   15,000,000       15,018,750
U.S. Treasury Notes, 5.875%, 9/30/02 ........................................   10,000,000        9,996,880
U.S. Treasury Notes, 5.50%, 1/31/03 .........................................   10,000,000        9,875,000
                                                                                               ------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $77,911,495) .........................                    76,690,964
                                                                                               ------------
TOTAL LONG TERM INVESTMENTS (COST $177,035,527) .............................                   175,186,352
                                                                                               ------------
(b)REPURCHASE AGREEMENT .1%
Joint Repurchase Agreement, 5.199%, 11/01/99
 (Maturity Value $204,697) (COST $204,608) ..................................      204,608          204,608
 Banc of America Securities LLC
 Barclays Capital Inc.
 Bear, Stearns & Co. Inc.
 Chase Securities Inc.
 CIBC World Markets Corp.
 Donaldson, Lufkin & Jenrette Securities Corp.
 Dresdner Kleinwort Benson, North America LLC
 Goldman, Sachs & Co.
 Paine Webber Inc.
 Paribas Corporation
 Warburg Dillion Read LLC
   Collateralized by U.S. Treasury Bills & Notes
                                                                                               ------------
TOTAL INVESTMENTS (COST $177,240,135) 98.8% .................................                   175,390,960
OTHER ASSETS, LESS LIABILITIES 1.2% .........................................                     2,089,952
                                                                                               ------------
NET ASSETS 100.0% ...........................................................                  $177,480,912
                                                                                               ============


(b) Investment is through participation in a joint account with other funds managed by the investment adviser. At October 31, 1999, all repurchase agreements had been entered into on October 29, 1999.


82         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

                                             FRANKLIN
                                            ADJUSTABLE                        FRANKLIN
                                         U.S. GOVERNMENT     FRANKLIN        CONVERTIBLE
                                         SECURITIES FUND     BOND FUND     SECURITIES FUND
                                         -------------------------------------------------
Assets:
 Investments in securities:
  Cost ................................   $303,408,647     $26,725,289      $163,279,380
                                          ==============================================
  Value ...............................    281,895,440      26,119,982       159,063,273
 Receivables:
  Investment securities sold ..........             --              --         7,427,331
  Capital shares sold .................      2,407,649           2,357           191,494
  Dividends and interest ..............             --         283,385         1,340,246
  Variation margin (Note 1) ...........             --           3,234                --
                                          ----------------------------------------------
    Total assets ......................    284,303,089      26,408,958       168,022,344
                                          ----------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased .....             --       6,317,113         8,205,359
  Capital shares redeemed .............      1,303,088          47,826           521,247
  Affiliates ..........................        110,020          41,081           162,797
  Shareholders ........................        178,860              --            37,473
  Other liabilities ...................         26,290          34,509            39,846
                                          ----------------------------------------------
    Total liabilities .................      1,618,258       6,440,529         8,966,722
                                          ----------------------------------------------
    Net assets, at value ..............   $282,684,831     $19,968,429      $159,055,622
                                          ==============================================
Net assets consist of:
 Undistributed net investment income ..    $   731,603      $  206,188        $  274,624
 Net unrealized depreciation ..........    (21,513,207)       (600,526)       (4,216,107)
 Accumulated net realized loss ........    (88,539,911)     (1,675,605)       (3,903,164)
 Capital shares .......................    392,006,346      22,038,372       166,900,269
                                          ----------------------------------------------
    Net assets, at value ..............   $282,684,831     $19,968,429      $159,055,622
                                          ==============================================


See notes to financial statements.                                           83

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1999


                                               FRANKLIN
                                              ADJUSTABLE                           FRANKLIN
                                           U.S. GOVERNMENT        FRANKLIN        CONVERTIBLE
                                           SECURITIES FUND        BOND FUND     SECURITIES FUND
                                           ----------------------------------------------------
CLASS A:
 Net assets, at value ..................    $282,684,831        $ 7,869,617       $129,907,802
                                           ===================================================
 Shares outstanding ....................      30,388,597            818,697         10,185,182
                                           ====================================================
 Net asset value per share* ............           $9.30             $ 9.61             $12.75
                                           ====================================================
 Maximum offering price per share
  (net asset value per share / 97.75%,
  95.75%, 94.25%, respectively) ........           $9.51             $10.04             $13.53
                                           ====================================================
CLASS C:
 Net assets, at value ..................              --                 --       $ 29,147,820
                                           ====================================================
 Shares outstanding ....................              --                 --          2,294,597
                                           ====================================================
 Net asset value per share*.............              --                 --             $12.70
                                           ====================================================
 Maximum offering price per share
  (net asset value per share/99.00%,) ..              --                 --             $12.83
                                           ====================================================
ADVISOR CLASS:
 Net assets, at value ..................              --        $12,098,812                 --
                                           ====================================================
 Shares outstanding ....................              --          1,257,399                 --
                                           ====================================================
 Net asset value and maximum offering
  price per share ......................              --             $ 9.62                 --
                                           ====================================================


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


84         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1999

                                                               FRANKLIN          FRANKLIN
                                             FRANKLIN           GLOBAL       SHORT-INTERMEDIATE
                                              EQUITY          GOVERNMENT      U.S. GOVERNMENT
                                            INCOME FUND      INCOME FUND      SECURITIES FUND
                                            ---------------------------------------------------
Assets:
 Investments in securities:
 Cost ..................................   $428,834,542     $100,913,027         $177,240,135
                                           --------------------------------------------------
 Value .................................    475,793,456       86,321,527          175,390,960
Receivables:
 Investment securities sold ............      2,664,303        1,703,339                   --
 Capital shares sold ...................        336,313          129,013            1,218,327
 Dividends and interest ................      2,019,386        2,629,254            2,823,846
Unrealized gain on forward exchange
 contracts (Note 6) ....................             --              759                   --
                                           --------------------------------------------------
    Total assets .......................    480,813,458       90,783,892          179,433,133
                                           --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ......      2,595,528               --                   --
  Capital shares redeemed ..............      6,784,423          140,294            1,696,762
  Affiliates ...........................        458,935          113,098              120,632
  Shareholders .........................         85,312               --              107,008
  Funds advanced by custodian ..........             --            4,706                   --
Other liabilities ......................         75,436           83,085               27,819
                                           --------------------------------------------------
    Total liabilities ..................      9,999,634          341,183            1,952,221
                                           --------------------------------------------------
    Net assets, at value ...............   $470,813,824     $ 90,442,709         $177,480,912
                                           ==================================================
Net assets consist of:
 Undistributed net investment income ...   $     42,323     $         --         $    587,841
 Accumulated distributions in excess
  of net investment income .............             --             (764)                  --
 Net unrealized appreciation
  (depreciation) .......................     46,958,914      (14,606,115)          (1,849,175)
 Accumulated net realized gain (loss) ..     30,229,420          (17,794)          (5,675,077)
 Capital shares ........................    393,583,167      105,067,382          184,417,323
                                           --------------------------------------------------
    Net assets, at value ...............   $470,813,824     $ 90,442,709         $177,480,912
                                           ==================================================

              See notes to financial statements.                   85

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1999

                                                                                                  FRANKLIN          FRANKLIN
                                                                              FRANKLIN            GLOBAL        SHORT-INTERMEDIATE
                                                                               EQUITY           GOVERNMENT       U.S. GOVERNMENT
                                                                             INCOME FUND        INCOME FUND      SECURITIES FUND
                                                                             ------------       ------------       ------------
CLASS A:
 Net assets, at value ................................................       $385,967,867       $ 85,004,383       $176,113,646
                                                                             ==================================================
 Shares outstanding ..................................................         20,100,534         11,008,015         17,427,056
                                                                             ==================================================
 Net asset value per share* ..........................................       $      19.20       $       7.72       $      10.11
                                                                             ==================================================

 Maximum offering price per share (net asset value per share / 94.25%,
  95.75%, 97.75%, respectively) ......................................       $      20.37       $       8.06       $      10.34
                                                                             ==================================================
CLASS B:
 Net assets, at value ................................................       $  2,492,816                 --                 --
                                                                             ==================================================
 Shares outstanding ..................................................            130,099                 --                 --
                                                                             ==================================================
 Net asset value and maximum offering price per share* ...............       $      19.16                 --                 --
                                                                             ==================================================
CLASS C:
 Net assets, at value ................................................       $ 82,353,141       $  4,743,857                 --
                                                                             ==================================================
 Shares outstanding ..................................................          4,302,172            613,689                 --
                                                                             ==================================================
 Net asset value per share* ..........................................       $      19.14       $       7.73                 --
                                                                             ==================================================
 Maximum offering price per share
  (net asset value per share / 99.00%) ...............................       $      19.33       $       7.81                 --
                                                                             ==================================================
ADVISOR CLASS:
 Net assets, at value ................................................                 --       $    694,469       $  1,367,266
                                                                             ==================================================
 Shares outstanding ..................................................                 --             89,885            135,439
                                                                             ==================================================
 Net asset value and maximum offering price per share ................                 --       $       7.73       $      10.10
                                                                             ==================================================


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999

                                                                       FRANKLIN
                                                                      ADJUSTABLE                               FRANKLIN
                                                                    U.S. GOVERNMENT       FRANKLIN            CONVERTIBLE
                                                                    SECURITIES FUND       BOND FUND         SECURITIES FUND
                                                                    ---------------       ---------         ---------------
Investment income:
 Dividends ....................................................       $ 15,264,173        $         --        $  5,705,402
 Interest .....................................................                 --           2,292,191           5,183,674
                                                                    -------------------------------------------------------
   Total investment income ....................................         15,264,173           2,292,191          10,889,076
                                                                    -------------------------------------------------------
Expenses:
 Management fees (Note 3) .....................................                 --             142,878           1,026,060
 Administrative fees (Note 3) .................................            286,655              67,330                  --
 Distribution fees (Note 3)
  Class A .....................................................            716,748              16,097             368,090
  Class C .....................................................                 --                  --             349,772
 Transfer agent fees (Note 3) .................................            328,279               4,595             312,004
 Custodian fees ...............................................              1,212                 583               2,378
 Reports to shareholders ......................................             88,262               1,844              63,653
 Registration and filing fees .................................             33,279              17,276              25,270
 Professional fees ............................................             29,223               9,955              11,161
 Trustees' fees and expenses ..................................             15,455                  --               9,770
 Amortization of offering costs (Note 1) ......................                 --              59,404                  --
 Other ........................................................             11,196               7,142              11,892
                                                                    -------------------------------------------------------
   Total expenses .............................................          1,510,309             327,104           2,180,050
   Expenses waived/paid by affiliate (Note 3) .................                 --            (226,626)                 --
                                                                    -------------------------------------------------------
    Net expenses ..............................................          1,510,309             100,478           2,180,050
                                                                    -------------------------------------------------------
     Net investment income ....................................         13,753,864           2,191,713           8,709,026
                                                                    -------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................         (2,239,106)         (1,224,917)          4,749,408
  Financial futures contracts .................................                 --            (444,325)                 --
                                                                    -------------------------------------------------------
    Net realized gain (loss) ..................................         (2,239,106)         (1,669,242)          4,749,408
 Net unrealized appreciation (depreciation) from investments ..            168,036            (906,443)         11,188,287
                                                                    -------------------------------------------------------
Net realized and unrealized gain (loss) .......................         (2,071,070)         (2,575,685)         15,937,695
                                                                    -------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations ....................................       $ 11,682,794        $   (383,972)       $ 24,646,721
                                                                    ======================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED OCTOBER 31, 1999


                                                                                                  FRANKLIN            FRANKLIN
                                                                                FRANKLIN           GLOBAL        SHORT-INTERMEDIATE
                                                                                 EQUITY          GOVERNMENT       U.S. GOVERNMENT
                                                                               INCOME FUND       INCOME FUND      SECURITIES FUND
                                                                               -----------       -----------      ---------------
Investment income:+
 Dividends .............................................................       $ 18,251,944       $         --       $         --
 Interest ..............................................................          1,752,313          8,933,193         12,048,699
                                                                               ---------------------------------------------------
   Total investment income .............................................         20,004,257          8,933,193         12,048,699
                                                                               ---------------------------------------------------
Expenses:
 Management fees (Note 3) ..............................................          2,549,864            639,062          1,128,453
 Distribution fees (Note 3)
  Class A ..............................................................          1,063,303            118,056            193,040
  Class B ..............................................................             11,670                 --                 --
  Class C ..............................................................            861,625             34,553                 --
 Transfer agent fees (Note 3) ..........................................            718,566            195,455            163,344
 Custodian fees ........................................................              7,246             47,300              2,698
 Reports to shareholders ...............................................            145,325             20,500             41,325
 Registration and filing fees ..........................................             52,252             52,600             35,798
 Professional fees .....................................................             26,446              5,200             12,086
 Trustees' fees and expenses ...........................................             29,079              4,700             10,989
 Other .................................................................             10,578                 --              6,326
                                                                               ---------------------------------------------------
    Total expenses .....................................................          5,475,954          1,117,426          1,594,059
                                                                               ---------------------------------------------------
      Net investment income ............................................         14,528,303          7,815,767         10,454,640
                                                                               ---------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..........................................................         30,242,546          2,175,021            (21,004)
  Foreign currency transactions ........................................            (80,814)           117,653                 --
                                                                               ---------------------------------------------------
    Net realized gain (loss) ...........................................         30,161,732          2,292,674            (21,004)
Net unrealized depreciation on:
 Investments ...........................................................        (20,510,599)        (9,260,269)        (7,765,879)
 Translation of assets and liabilities
  denominated in foreign currencies ....................................                 --            (40,739)                --
                                                                               ---------------------------------------------------
   Net unrealized depreciation .........................................        (20,510,599)        (9,301,008)        (7,765,879)
                                                                               ---------------------------------------------------
Net realized and unrealized gain (loss) ................................          9,651,133         (7,008,334)        (7,786,883)
                                                                               ---------------------------------------------------
Net increase in net assets resulting from operations ...................       $ 24,179,436       $    807,433       $  2,667,757
                                                                               ====================================================


+ Net of foreign taxes and fees of $96,368 and $5,674 for the Franklin Equity
  Income Fund and Franklin Global Government Income Fund, respectively.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998

                                                                 FRANKLIN ADJUSTABLE
                                                                   U.S. GOVERNMENT
                                                                    SECURITIES FUND                       FRANKLIN BOND FUND
                                                          -------------------------------------------------------------------------
                                                               1999                1998                1999                1998
                                                          -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................      $  13,753,864       $  16,875,320       $   2,191,713       $     317,372
  Net realized gain (loss) from investments and
   financial futures transactions ..................         (2,239,106)         (2,511,193)         (1,669,242)            175,522
  Net unrealized appreciation (depreciation)
   on investments ..................................            168,036          (1,201,807)           (906,443)            305,917
                                                          -------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
      from operations ..............................         11,682,794          13,162,320            (383,972)            798,811
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................        (13,725,049)        (17,143,101)           (403,205)            (17,709)
   Advisor Class ...................................                 --                  --          (1,804,997)           (140,700)
  Net realized gains:
   Class A .........................................                 --                  --             (23,840)                 --
   Advisor Class ...................................                 --                  --            (158,045)                 --
                                                          -------------------------------------------------------------------------
 Total distributions to shareholders ...............        (13,725,049)        (17,143,101)         (2,390,087)           (158,409)
 Capital share transactions: (Note 2)
   Class A .........................................        (13,570,505)        (32,712,089)          4,122,424           4,124,727
   Advisor Class ...................................                 --                  --         (17,200,522)         31,055,457
                                                          -------------------------------------------------------------------------
 Total capital share transactions ..................        (13,570,505)        (32,712,089)        (13,078,098)         35,180,184
    Net increase (decrease) in net assets ..........        (15,612,760)        (36,692,870)        (15,852,157)         35,820,586
Net assets:
 Beginning of year .................................        298,297,591         334,990,461          35,820,586                  --
                                                          -------------------------------------------------------------------------
 End of year .......................................      $ 282,684,831       $ 298,297,591       $  19,968,429       $  35,820,586
                                                          =========================================================================
Undistributed net investment income included
 in net assets:
  End of year ......................................      $     731,603       $     687,275       $     206,188       $     172,883
                                                          =========================================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998

                                                              FRANKLIN CONVERTIBLE                    FRANKLIN EQUITY
                                                                SECURITIES FUND                          INCOME FUND
                                                        --------------------------------------------------------------------------
                                                            1999                 1998                1999                1998
                                                        --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................      $   8,709,026       $  11,332,883       $  14,528,303       $  14,888,936
  Net realized gain (loss) from investments and
   foreign currency transactions .................          4,749,408          (8,538,539)         30,161,732          27,859,622
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies..         11,188,287         (28,430,686)        (20,510,599)          1,596,184
                                                        --------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations .................         24,646,721         (25,636,342)         24,179,436          44,344,742
 Distributions to shareholders from:
  Net investment income:
   Class A .......................................         (7,743,319)         (9,877,888)        (12,960,968)        (13,224,776)
   Class B .......................................                 --                  --             (24,744)                 --
   Class C .......................................         (1,607,571)         (1,820,566)         (2,000,705)         (1,678,440)
  Net realized gains:
   Class A .......................................                 --         (15,493,732)        (23,373,432)        (15,051,100)
   Class C .......................................                 --          (2,734,235)         (4,503,651)         (1,938,931)
                                                        --------------------------------------------------------------------------
 Total distributions to shareholders .............         (9,350,890)        (29,926,421)        (42,863,500)        (31,893,247)
 Capital share transactions: (Note 2)
   Class A .......................................        (53,014,023)          3,266,565         (26,849,718)         64,638,393
   Class B .......................................                 --                  --           2,574,198                  --
   Class C .......................................        (15,327,964)         16,484,480           4,467,283          34,384,586
                                                        --------------------------------------------------------------------------
 Total capital share transactions ................        (68,341,987)         19,751,045         (19,808,237)         99,022,979
    Net increase (decrease) in net assets ........       (53,046,156)        (35,811,718)        (38,492,301)        111,474,474
Net assets:
 Beginning of year ...............................        212,101,778         247,913,496         509,306,125         397,831,651
                                                        --------------------------------------------------------------------------
 End of year .....................................      $ 159,055,622       $ 212,101,778       $ 470,813,824       $ 509,306,125
                                                        ==========================================================================
Undistributed net investment income included
 in net assets:
  End of year ....................................     $     274,624       $     916,488       $      42,323       $     581,251
                                                        ==========================================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998


                                                             FRANKLIN GLOBAL GOVERNMENT           FRANKLIN SHORT-INTERMEDIATE
                                                                   INCOME FUND                  U.S. GOVERNMENT SECURITIES FUND
                                                        -------------------------------------------------------------------------
                                                             1999                1998                1999                1998
                                                        -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................      $   7,815,767       $   8,918,456       $  10,454,640       $  10,382,045
  Net realized gain (loss) from investments and
   foreign currency transactions .................          2,292,674             225,201             (21,004)            546,710
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies..         (9,301,008)         (2,655,059)         (7,765,879)          3,385,195
                                                      -------------------------------------------------------------------------
     Net increase in net assets resulting
      from operations ............................            807,433           6,488,598           2,667,757          14,313,950
 Distributions to shareholders from:
  Net investment income:
   Class A .......................................         (7,040,581)         (7,742,300)         (9,778,284)        (10,749,725)
   Class C .......................................           (358,541)           (339,885)                 --                  --
   Advisor Class .................................            (56,550)            (51,592)            (99,886)           (118,627)
 In excess of net investment income:
   Class A .......................................                 --            (578,601)                 --                  --
   Class C .......................................                 --             (25,400)                 --                  --
   Advisor Class .................................                 --              (3,856)                 --                  --
 Net realized gains:
   Class A .......................................           (221,141)                 --                  --                  --
   Class C .......................................            (12,401)                 --                  --                  --
   Advisor Class .................................             (1,793)                 --                  --                  --
                                                         -------------------------------------------------------------------------
 Total distributions to shareholders .............         (7,691,007)         (8,741,634)         (9,878,170)        (10,868,352)
 Capital share transactions: (Note 2)
   Class A .......................................        (19,386,030)         (5,329,387)        (40,875,576)         28,693,996
   Class C .......................................           (618,502)          1,335,288                  --                  --
   Advisor Class .................................            (84,877)             99,883          (2,209,357)          3,201,489
                                                        -------------------------------------------------------------------------
 Total capital share transactions ................        (20,089,409)         (3,894,216)        (43,084,933)         31,895,485
    Net increase (decrease) in net assets ........        (26,972,983)         (6,147,252)        (50,295,346)         35,341,083
Net assets:
 Beginning of year ...............................        117,415,692         123,562,944         227,776,258         192,435,175
                                                        -------------------------------------------------------------------------
 End of year .....................................      $  90,442,709       $ 117,415,692       $ 177,480,912       $ 227,776,258
                                                        =========================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment
 income) included in net assets:
  End of year ....................................      $        (764)      $    (792,503)      $     587,841       $      11,371
                                                        =========================================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 1999


                                                                                    FRANKLIN
                                                                                    BOND FUND
                                                                                  -------------
Cash flow from operating activities:
 Interest received .......................................................        $   2,241,772
 Operating expenses paid .................................................              (40,810)
                                                                                  -------------
    Cash provided - operations ...........................................            2,200,962
                                                                                  =============

Cash flow from investing activities:
 Investment purchases ....................................................         (943,252,216)
 Investment sales and maturities .........................................          956,871,535
 Net payments for futures contracts (Note 1) .............................             (541,224)
                                                                                  -------------
    Cash provided - investments ..........................................           13,078,095
                                                                                  =============
Cash flow from financing activities:
 Proceeds from shares sold ...............................................           13,893,080
 Payment on shares redeemed ..............................................          (28,855,967)
 Distributions to shareholders ...........................................             (407,094)
 Net dollar roll transactions (Note 1) ...................................               90,924
                                                                                  -------------
    Cash used - financing ................................................          (15,279,057)
                                                                                  =============
Net change in cash .......................................................                   --
Cash at beginning of year ................................................                   --
                                                                                  -------------
Cash at end of year ......................................................        $          --
                                                                                  =============

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999

Net investment income ....................................................        $   2,191,713
 Amortization income .....................................................              (40,169)
 Net dollar roll transactions (Note 1) ...................................              (90,924)
 Amortization of offering costs (Note 1) .................................               59,404
 Decrease in dividends and interest receivable ...........................               80,674
 Increase in other liabilities ...........................................                  264
                                                                                  -------------
Cash provided - operations ...............................................        $   2,200,962
                                                                                  =============


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series (the Funds). All Funds are diversified except Franklin Global Government Income Fund. The Funds and their investment objectives are:

GLOBAL INCOME                         GROWTH AND INCOME                INCOME
--------------------------------------------------------------------------------------------------------------------------
Global Government Income Fund         Convertible Securities Fund      Adjustable U.S. Government Securities Fund
                                      Equity Income Fund               Bond Fund
                                                                       Short-Intermediate U.S. Government Securities Fund

The Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objectives as the Fund. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Adjustable U.S. Government Securities Fund holds Portfolio shares that are valued at their proportionate interest in the net asset value of the Portfolio. At October 31, 1999, the Adjustable U.S. Government Securities Fund owns 100% of the Portfolio.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

b. FOREIGN CURRENCY TRANSLATION: (CONT.)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. MORTGAGE DOLLAR ROLLS:

The Bond Fund may enter into dollar roll transactions under which it sells mortgage backed securities and agrees to repurchase substantially similar securities at an agreed upon price in the future. Such transactions are accounted for as financing by the Fund and the difference between the sale and repurchase price is treated as interest income.

d. FUTURES CONTRACTS:

The Bond Fund may enter into futures contracts and options on futures contracts to hedge the risk of changes in interest rates. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the daily fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

e. FORWARD EXCHANGE CONTRACTS:

The Global Government Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

g. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. OFFERING COSTS:

Offering costs are amortized on a straight-line basis over twelve months.

i. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and II were renamed Class A and C, respectively, and the Equity Income Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FUND                                                           CLASS
--------------------------------------------------------------------------------
Adjustable U.S. Government Securities Fund                     A
Bond Fund                                                      A & Advisor
Convertible Securities Fund                                    A & C
Equity Income Fund                                             A, B & C
Global Government Income Fund                                  A, C & Advisor
Short-Intermediate U.S. Government Securities Fund             A & Advisor

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At October 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                           ADJUSTABLE
                                        U.S. GOVERNMENT                                                     CONVERTIBLE
                                        SECURITIES FUND                     BOND FUND                      SECURITIES FUND
                                   -----------------------------------------------------------------------------------------------
                                     SHARES          AMOUNT            SHARES        AMOUNT           SHARES           AMOUNT
                                   -----------------------------------------------------------------------------------------------
CLASS A SHARES:
1999
 Shares sold .................     24,552,970     $ 228,668,326        619,183     $  6,175,528      2,068,275     $ 25,777,173
 Shares issued in reinvestment
  of distributions ...........        902,518         8,389,289         19,877          195,826        475,259        5,808,595
 Shares issued on merger
  (Note 8) ...................      2,176,537        20,350,622             --               --             --               --
 Shares redeemed .............    (29,098,204)     (270,978,742)      (228,647)      (2,248,930)    (6,878,148)     (84,599,791)
                                  ------------------------------------------------------------------------------------------------
 Net increase (decrease) .....     (1,466,179)    $ (13,570,505)       410,413     $  4,122,424     (4,334,614)    $(53,014,023)
                                  ================================================================================================

1998*
 Shares sold .................     17,728,448     $ 167,216,987        428,859     $  4,337,530      4,772,514     $ 64,822,630
 Shares issued in reinvestment
  of distributions ...........      1,090,772        10,268,136            545            5,651      1,402,784       18,865,612
 Shares redeemed .............    (22,292,627)     (210,197,212)       (21,120)        (218,454)    (6,083,262)     (80,421,677)
                                  ------------------------------------------------------------------------------------------------
 Net increase (decrease) .....     (3,473,407)    $ (32,712,089)       408,284     $  4,124,727         92,036     $  3,266,565
                                  ================================================================================================

CLASS C SHARES:
1999
 Shares sold ..................................................................................        311,908     $   3,811,987
 Shares issued in reinvestment of distributions ...............................................       100,454          1,221,234
 Shares redeemed ..............................................................................    (1,667,505)       (20,361,185)
                                                                                                   -------------------------------
 Net decrease .................................................................................    (1,255,143)     $ (15,327,964)
                                                                                                   ===============================
1998
 Shares sold ..................................................................................     1,925,827      $  26,217,204
 Shares issued in reinvestment of distributions ...............................................       267,020          3,567,903
 Shares redeemed ..............................................................................    (1,045,779)       (13,300,627)
                                                                                                   -------------------------------
 Net increase .................................................................................     1,147,068      $  16,484,480
                                                                                                   ===============================
ADVISOR CLASS:
1999

 Shares sold .....................................................     749,605     $  7,643,339
 Shares issued in reinvestment of distributions ..................     178,319        1,787,167
 Shares redeemed .................................................  (2,713,667)     (26,631,028)
                                                                   ------------------------------
 Net decrease ....................................................  (1,785,743)    $(17,200,522)
                                                                   ==============================
1998*
 Shares sold .....................................................   3,061,438     $ 31,245,247
 Shares issued in reinvestment of distributions ..................      12,432          128,923
 Shares redeemed .................................................     (30,728)        (318,713)
                                                                   ------------------------------
 Net increase ...................................................    3,043,142     $ 31,055,457
                                                                   ===============================

*For the period August 3, 1998 (effective date) to October 31, 1998 for the Bond Fund.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                                       SHORT-INTERMEDIATE
                                                                       GLOBAL GOVERNMENT                 U.S. GOVERNMENT
                                       EQUITY INCOME FUND                 INCOME FUND                    SECURITIES FUND
                                   ---------------------------------------------------------------------------------------------
                                     SHARES         AMOUNT            SHARES        AMOUNT            SHARES          AMOUNT
                                   ---------     -------------       ---------    ------------       ----------    -------------
CLASS A SHARES:
1999
 Shares sold .................     5,788,113     $ 113,372,968       3,229,144    $ 25,890,191       34,503,497    $ 352,227,000
 Shares issued in reinvestment
 of distributions ............     1,647,926        31,685,607         527,266       4,191,903          649,862        6,640,659
 Shares redeemed .............    (8,820,547)     (171,908,293)     (6,184,889)    (49,468,124)     (39,156,441)    (399,743,235)
                                 ------------------------------------------------------------------------------------------------
 Net decrease ................    (1,384,508)    $ (26,849,718)     (2,428,479)   $(19,386,030)      (4,003,082)   $ (40,875,576)
                                 ================================================================================================
1998
 Shares sold .................     9,015,338     $ 180,490,789       2,683,291    $ 22,280,584       21,448,883    $ 221,708,093
 Shares issued in reinvestment
 of distributions ............     1,236,040        24,317,467         556,177       4,608,867          627,776        6,477,086
 Shares redeemed .............    (7,026,650)     (140,169,863)     (3,877,271)    (32,218,838)     (19,311,848)    (199,491,183)
                                 ------------------------------------------------------------------------------------------------
 Net increase (decrease) .....     3,224,728     $  64,638,393        (637,803)   $ (5,329,387)       2,764,811    $  28,693,996
                                 ================================================================================================
CLASS B SHARES:
1999**
 Shares sold .................       143,757     $   2,846,656
 Shares issued in reinvestment
 of distributions ............         1,143            22,443
 Shares redeemed .............       (14,801)         (294,901)
                                 ------------------------------
 Net increase ................       130,099     $   2,574,198
                                 ==============================
CLASS C SHARES:
1999
 Shares sold .................     1,374,494     $  26,925,968         131,666    $  1,059,002
 Shares issued in reinvestment
 of distributions ............       310,254         5,945,035          29,752         236,792
 Shares redeemed .............    (1,460,904)      (28,403,720)       (239,250)     (1,914,296)
                                 --------------------------------------------------------------
 Net increase (decrease) .....       223,844     $   4,467,283         (77,832)   $   (618,502)
                                 ==============================================================
1998
 Shares sold .................     2,664,562     $  53,316,585         405,491    $  3,372,424
 Shares issued in reinvestment
 of distributions ............       166,092         3,261,574          27,768         229,929
 Shares redeemed .............    (1,103,002)      (22,193,573)       (273,562)     (2,267,065)
                                 --------------------------------------------------------------
 Net increase ................     1,727,652     $  34,384,586         159,697    $  1,335,288
                                 ==============================================================


**For the period January 1, 1999 (effective date) to October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                      SHORT-INTERMEDIATE
                                                           GLOBAL GOVERNMENT            U.S. GOVERNMENT
                                                              INCOME FUND               SECURITIES FUND
                                                     --------------------------------------------------------
                                                     SHARES         AMOUNT          SHARES          AMOUNT
                                                     --------------------------------------------------------
ADVISOR CLASS:
1999
 Shares sold ..................................       18,974       $ 153,011        109,306       $ 1,121,253
 Shares issued in reinvestment of distributions        7,067          56,218          6,126            62,526
 Shares redeemed ..............................      (36,633)       (294,106)      (328,548)       (3,393,136)
                                                     --------------------------------------------------------
 Net decrease .................................      (10,592)      $ (84,877)      (213,116)      $(2,209,357)
                                                     ========================================================

1998
 Shares sold ..................................       30,190       $ 249,021        312,657       $ 3,216,468
 Shares issued in reinvestment of distributions        6,299          52,063         10,199           105,389
 Shares redeemed ..............................      (24,127)       (201,201)       (11,650)         (120,368)
                                                     --------------------------------------------------------
 Net increase .................................       12,362       $  99,883        311,206       $ 3,201,489
                                                     ========================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                            AFFILIATION
-----------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Templeton Services, Inc. (FT Services)                    Administrative manager
Franklin/Templeton Investor Services, Inc. (Investor Services)     Transfer agent
Franklin/Templeton Distributors, Inc. (Distributors)               Principal underwriter
Templeton Investment Counsel, Inc. (TICI)                          Investment manager
The U.S. Government Adjustable Rate Mortgage Portfolio             The fund in which the Franklin Adjustable U.S. Government
                                                                   Securities Fund invests.

All funds, except the Adjustable U.S. Government Securities Fund and the Bond Fund, pay an investment management fee to Advisers based on the net assets of the Funds, as follows:

       ANNUALIZED
        FEE RATE       MONTH END NET ASSETS
       --------------------------------------------------------------------
         0.625%        First $100 million
         0.500%        Over $100 million, up to and including $250 million
         0.450%        Over $250 million

The Bond Fund pays an investment management fee to Advisers of 0.425% of the first $500 million of the Fund's average daily net assets. Fees are further reduced on net assets over $500 million.

The Bond Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers based on the net assets of the Funds, as follows:

       ANNUALIZED
        FEE RATE        AVERAGE DAILY NET ASSETS
       ------------------------------------------------------------------
         0.10%          First $5 billion
         0.09%          Over $5 billion, up to and including $10 billion
         0.08%          Over $10 billion

Under an agreement with Advisers, FT Services provides administrative services to the Convertible Securities Fund, the Equity Income Fund, the Global Government Income Fund and the Short-Intermediate U.S Government Securities Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Under a subadvisory agreement, TICI provides subadvisory fees to the Bond Fund and the Global Government Income Fund, and receives from Advisers fees based on the month end net assets of the funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Bond Fund as noted in the Statement of Operations.

The Funds reimburse Distributors up to the stated percentages of their daily average net assets for costs incurred in marketing the Funds' shares as follows:

FUND                                                            CLASS A    CLASS B     CLASS C
----------------------------------------------------------------------------------------------
Adjustable U.S. Government Securities Fund                       .25%          --          --
Bond Fund                                                        .25%          --          --
Convertible Securities Fund                                      .25%          --       1.00%
Equity Income Fund                                               .25%       1.00%       1.00%
Global Government Income Fund                                    .15%          --        .65%
Short-Intermediate U.S. Government Securities Fund               .10%          --          --

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                      ADJUSTABLE                                                   GLOBAL        SHORT-INTERMEDIATE
                                    U.S. GOVERNMENT                 CONVERTIBLE       EQUITY        GOVERNMENT     U.S. GOVERNMENT
                                     SECURITIES FUND   BOND FUND  SECURITIES FUND  INCOME FUND     INCOME FUND    SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------------------
Net commissions received (paid)        $(170,722)      $1,199       $(10,934)       $(273,995)      $(9,654)       $(497,486)
Contingent deferred sales charges      $  77,580       $   --       $ 37,204        $  72,920       $ 4,376        $  22,687

The Trust paid shareholder servicing fees of $1,722,243, of which $1,559,791 was paid to Investor Services.

Advisers and/or investment companies managed by Advisers owned 72.8% of the net assets of the Bond Fund.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

4. INCOME TAXES

At October 31, 1999, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                    ADJUSTABLE                                             SHORT-INTERMEDIATE
                                                  U.S. GOVERNMENT                         CONVERTIBLE        U.S. GOVERNMENT
                                                  SECURITIES FUND       BOND FUND       SECURITIES FUND      SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2000                                               $ 1,925,614        $       --         $       --          $       --
 2001                                                 7,701,615                --                 --                  --
 2002                                                42,220,363                --                 --            1,788,818
 2003                                                18,463,010                --                 --            3,564,637
 2004                                                 8,807,294                --                                 300,618
 2005                                                 4,580,551                --                 --                  --
 2006                                                 2,585,375                             3,900,664                 --
 2007                                                 1,456,300          1,794,250                --               21,004
                                                    -------------------------------------------------------------------------
                                                    $87,740,122         $1,794,250         $3,900,664          $5,675,077
                                                    =========================================================================


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized capital gain (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency, mortgage dollar roll, and financial futures transactions.

At October 31, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                      ADJUSTABLE                                                   GLOBAL        SHORT-INTERMEDIATE
                                    U.S. GOVERNMENT                  CONVERTIBLE       EQUITY        GOVERNMENT     U.S. GOVERNMENT
                                     SECURITIES FUND   BOND FUND   SECURITIES FUND  INCOME FUND     INCOME FUND    SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Investments at cost ..........      $304,208,436      $26,601,937   $163,281,880    $429,400,452    $100,930,821   $177,240,135
                                    ===============================================================================================
Unrealized appreciation ......      $      2,683      $   50,622    $ 14,792,313    $ 76,857,629    $         --   $    559,451
Unrealized depreciation ......       (22,315,679)       (532,577)    (19,010,920)    (30,464,625)    (14,609,294)    (2,408,626)
                                    -----------------------------------------------------------------------------------------------
Net unrealized
 appreciation (depreciation) .      $(22,312,996)     $ (481,955)   $ (4,218,607)   $ 46,393,004    $(14,609,294)  $ (1,849,175)
                                    ===============================================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1999 were as follows:

                       ADJUSTABLE                                                           GLOBAL          SHORT-INTERMEDIATE
                     U.S. GOVERNMENT                      CONVERTIBLE         EQUITY          GOVERNMENT       U.S. GOVERNMENT
                      SECURITIES FUND     BOND FUND     SECURITIES FUND    INCOME FUND       INCOME FUND      SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------
Purchases ......     $187,225,221        $33,500,498    $249,063,425       $242,891,890      $60,357,389      $128,119,035
Sales ..........     $202,860,241        $40,996,983    $290,465,437       $267,417,865      $77,710,802      $168,669,916


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Global Government Income Fund and the Bond Fund have been parties to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies, and financial futures contracts to minimize the impact of changes in interest rates.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. Some of the market risks associated with forward exchange contracts are minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values, interest rates and contract positions that are not exact offsets. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of October 31, 1999, all forward exchange contracts in the Global Government Income Fund were offset.

A financial futures contract is an agreement between parties to buy or sell a security for a set price on a future date. The use of futures transactions involves risk of imperfect correlation in movements in the price of future contracts, interest rates, and the underlying hedged assets.

As of October 31, 1999, the Bond Fund had the following futures contracts outstanding:

                                            NUMBER OF        DELIVERY           CONTRACT       UNREALIZED
CONTRACTS TO BUY                            CONTRACTS          DATES           FACE VALUE      GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------
U.S. Treasury Note (CBT) Dec99                 9         12/1/99-12/31/99      $1,800,000        $4,781


7. CREDIT RISK

The Convertible Securities Fund has 66.4% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

7. CREDIT RISK (CONT.)

The Convertible Securities Fund has investments in excess of 10% of its total net assets in the Electronic Technology Industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.

The Global Government Income Fund has investments in excess of 10% of its total assets in the nation of Germany. Such concentration may subject the Fund more significantly to economic changes occurring within that nation.


8. MERGER WITH FRANKLIN ADJUSTABLE RATE SECURITIES FUND

On May 6, 1999, the Adjustable U.S. Government Securities Fund acquired the net assets of the Franklin Adjustable Rate Securities Fund (Adjustable Rate Securities Fund) pursuant to a plan of reorganization approved by Adjustable Rate Securities Fund's shareholders. The merger was accomplished by a tax-free exchange of 2,176,537 shares of the Adjustable U.S. Government Securities Fund (valued at $9.35) for the net assets of the Adjustable Rate Securities Fund which aggregated $20,350,622, including $146,285 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $294,168,164.

FRANKLIN INVESTORS SECURITIES TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets, cash flows, and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Investors Securities Trust (hereafter referred to as the "Trust") at October 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the cash flows and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
December 6, 1999

FRANKLIN INVESTORS SECURITIES TRUST
Tax Information


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended October 31, 1999.

          EQUITY           GLOBAL GOVERNMENT
        INCOME FUND           INCOME FUND
        -------------------------------------
        $29,331,279             $249,053

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 1999.

        CONVERTIBLE           EQUITY
      SECURITIES FUND       INCOME FUND
      -----------------------------------
         53.23%              79.06%

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights



U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

                                                                                YEAR ENDED OCTOBER 31,
                                                         -----------------------------------------------------------------------
                                                            1999(2)        1998            1997          1996           1995
                                                         -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $     9.37     $     9.48     $     9.37     $     9.33     $     9.19
                                                         ----------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................           .496           .553           .593           .589           .572
 Net realized and unrealized gain (loss) ...........          (.060)         (.110)          .110           .040           .140
                                                         ----------------------------------------------------------------------
Total from investment operations ...................           .436           .443           .703           .629           .712
Less distributions from net investment income ......          (.496)         (.553)         (.593)         (.589)         (.572)
                                                         -----------------------------------------------------------------------
Net asset value, end of year .......................     $     9.31     $     9.37     $     9.48     $     9.37     $     9.33
                                                         ======================================================================
Total Return(1).....................................           4.77%          4.80%          7.74%          6.95%          7.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................     $  281,974     $  302,434     $  342,541     $  406,431     $  522,802
Ratios to average net assets:
 Expenses ..........................................            .43%           .26%           .25%           .25%           .18%
 Expenses excluding waiver and payments by affiliate            .43%           .43%           .43%           .42%           .43%
 Net investment income .............................           5.32%          5.88%          6.31%          6.31%          6.17%
Portfolio turnover rate ............................          23.23%         38.92%         20.84%         24.63%         20.16%


(1) Total return is not annualized for periods less than one year.

(2) Based on average shares outstanding.


                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999


                                                                                        PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                       AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 95.3%

U.S. GOVERNMENT AND AGENCY SECURITIES 93.9%
DIVERSIFIED FINANCIAL SERVICES 0.4%
PHMS, Cap 11.67%, Margin 2.67% + CMT, Resets Annually, 7.3105%, 7/25/22 .......        $   186,560        $   185,891
PHMS, Cap 13.00%, Margin 2.53% + CMT, Resets Annually, 7.2448%, 8/25/21 .......             33,034             32,807
PHMS, Cap 13.40%, Margin 2.50% + CMT, Resets Annually, 7.1867%, 7/25/18 .......            837,065            832,095
                                                                                                          -----------
                                                                                                            1,050,793
                                                                                                          -----------
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 13.8%
Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 6.50%, 11/01/16 .............          2,771,952          2,818,313
Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 6.976%, 7/01/18 .............          2,028,122          2,059,136
Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.019%, 4/01/18 .............          4,271,643          4,388,559
Cap 12.993, Margin 1.743% + 6 Month TB, Resets Semi-Annually, 6.348%, 10/01/29             637,508            647,230
Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 6.938%, 9/01/19 .............          3,378,176          3,451,548
Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 6.669%, 12/01/16 ...........          1,706,393          1,749,362
Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 7.046%, 5/01/25 ............          3,067,345          3,157,355
Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.501%, 10/01/18 ...........            870,204            889,351
Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.64%, 3/01/19 .............          1,502,130          1,537,682
Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 6.518%, 3/01/18 ............          2,642,038          2,724,901
Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 6.829%, 4/01/19 ..............          5,333,722          5,485,240
Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.189%, 7/01/20 .............          3,490,668          3,578,296
Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.319%, 11/01/19 ...........          1,658,175          1,698,428
Cap 13.948%, Margin 2.133% + CMT, Resets Annually, 6.988%, 1/01/19 ............          2,275,017          2,333,768
Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.886%, 12/01/21 .....            869,816            879,325
Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 7.12%, 2/01/19 ..............          1,316,323          1,370,035
                                                                                                          -----------
                                                                                                           38,768,529
                                                                                                          -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 70.9%
Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 6.793%, 3/01/22 ..............            549,444            560,411
Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 7.40%, 2/01/25 .............          2,945,127          3,008,416
Cap 11.94%, Margin 2.352% + CMT, Resets Annually, 6.943%, 9/01/29 .............          6,078,397          6,101,738
Cap 11.966%, Margin 1.25% + COFI, Resets Monthly, 5.803%, 4/01/22 .............          5,471,860          5,389,991
Cap 12.097%, Margin 2.135% + CMT, Resets Annually, 6.99%, 11/01/23 ............          7,020,461          7,203,071
Cap 12.233%, Margin 1.70% + COFI, Resets Monthly, 6.232%, 1/01/19 .............          5,958,591          5,864,545
Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 6.493%, 8/01/29 ............         10,593,568         10,508,392
Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 6.983%, 11/01/18          1,166,102          1,187,763
Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.769%, 11/01/17 ............         11,173,727         11,267,474
Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 6.848%, 3/01/19 ..............          1,717,508          1,760,630
Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.963%, 10/01/28 ..............            533,465            524,642
Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 6.258%, 1/01/19 ..          5,296,861          5,418,938
Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.867%, 1/01/19 .............          2,240,880          2,228,869
Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 5.754%, 9/01/18 .............          8,515,005          8,341,639
Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 5.748%, 6/01/20 .............          5,921,969          5,815,669
Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.555%, 1/01/19 .............          1,705,306          1,715,862
Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 6.831%, 11/01/20 ............          2,195,615          2,262,312
Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 6.503%, 5/01/19 .............          2,812,807          2,847,543
Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 7.227%, 6/01/17 .          1,678,277          1,763,958
Cap 12.85%, Margin 1.97% + CMT, Resets Annually, 6.789%, 12/01/17 .............            653,964            669,394
Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.262%, 10/01/17 ......          1,944,973          1,967,156
Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 6.60%, 7/01/17 ..          5,990,746          6,180,522
Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 5.754%, 2/01/19 .............          3,023,136          2,960,617

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)


                                                                                       PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
Cap 12.953%, Margin 2.125% + 6 Month TB, Resets Semi-Annually, 6.602%, 4/01/18        $    477,508       $    492,973
Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 6.793%, 12/01/19 ...........          1,623,058          1,666,925
Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 7.424%, 11/01/17 ......          2,705,419          2,729,212
Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 6.7616%, 6/01/19 .............          2,703,900          2,778,782
Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.886%, 2/01/20 ..............          7,315,211          7,276,001
Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 6.493%, 12/01/20 .          3,118,203          3,187,525
Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 6.679%, 4/01/19 ............          3,907,158          4,067,167
Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 6.823%, 6/01/19 ............          2,679,864          2,752,219
Cap 13.1282%, Margin 2.02% + COFI, Resets Annually, 6.621%, 4/01/03 ...........          3,053,397          3,034,852
Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 6.681%, 4/01/19 ............          3,248,068          3,342,381
Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 7.123%, 11/01/26          1,470,164          1,535,947
Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 6.608%, 6/01/19 .............          1,662,306          1,702,721
Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.019%, 10/01/19 ............          3,848,795          3,954,421
Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.295%, 4/01/03 ..............          2,896,984          2,905,878
Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 6.831%, 9/01/22 ............          6,686,833          6,873,593
Cap 13.457%, Margin 1.903% + CMT, Resets Annually, 6.758%, 6/01/18 ............          3,500,231          3,591,415
Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 5.75%, 8/01/26 ...............            739,989            725,822
Cap 13.563%, Margin 2.111% + CMT, Resets Annually, 6.873%, 8/01/20 ............          2,219,220          2,279,342
Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 6.835%, 3/01/21 ............          2,466,749          2,540,003
Cap 13.791%, Margin 2.143% + CMT, Resets Monthly, 6.889%, 5/01/19 .............          4,046,185          4,169,035
Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 6.664%, 3/01/19 .............          1,176,494          1,212,142
Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.796%, 7/01/24 ..          3,675,511          3,740,103
Cap 13.85%, Margin 2.13% + 3CMT, Resets Every 3 Years, 8.201%, 3/01/22 ........            481,376            491,963
Cap 13.86%, Margin 1.842% + CMT, Resets Monthly 6.70%, 8/01/16 ................            185,544            190,844
Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 6.475%, 3/01/18 ............          1,092,616          1,113,155
Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 6.683%, 2/01/19 .............          2,161,184          2,230,855
Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 6.793%, 12/01/18 ............          1,520,617          1,570,085
Cap 13.932%, Margin 1.992% + 3CMT, Resets Every 3 Years, 7.396%, 6/01/26 ......          4,048,239          4,124,977
Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 6.858%, 1/01/19 ............          3,145,861          3,235,287
Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 8.144%, 5/01/21 .......          4,850,831          4,896,312
Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 6.788%, 3/01/20 .............          2,041,557          2,103,561
Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 7.801%, 12/01/24 .....          4,373,748          4,452,803
Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 7.844%, 2/01/22 .......          1,161,649          1,182,559
Cap 14.725%, Margin 2.42% + CMT, Resets Annually, 7.062%, 6/01/19 .............          3,851,241          4,000,065
Cap 14.804%, Margin 2.186% + 3CMT, Resets Every 3 Years, 7.449%, 12/01/17 .....          2,032,666          2,050,591
Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 6.499%, 1/01/16 .............          4,442,778          4,496,600
Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 7.525%, 5/01/19 ............          1,739,353          1,790,652
                                                                                                          -----------
                                                                                                          200,038,320
                                                                                                          -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 8.8%
Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 6.375%, 1/20/24 ..............          3,673,805          3,731,550
Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.625%, 6/20/22 ..............          4,469,537          4,550,907
Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.625%, 8/20/22 ..............          6,605,212          6,727,467
Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 6.125%, 11/20/23 .............          2,346,504          2,385,452
Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 7.625%, 7/20/25 ..............          1,722,483          1,786,218
Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.375%, 1/20/23 ..............          3,377,787          3,435,354
Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 6.375%, 3/20/17 ..............          2,169,491          2,206,222
                                                                                                          -----------
                                                                                                           24,823,170
                                                                                                          -----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $267,332,547) ...............                           264,680,812
                                                                                                          -----------

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (CONT.)



                                                                                       PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------
 Long Term Investments (cont.)
 MISCELLANEOUS MORTGAGE BACKED SECURITIES 1.4%
 Countrywide Mortgage Backed Securities Inc., Series 1994-I, A8, 6.25%, 7/25/09 ..     $    294,027       $   290,959
 Home Owners Federal Savings & Loan, Cap 13.00%, Margin 1.75%, Reset Monthly,
  6.4464%, 1/25/18 ...............................................................          517,610           517,448
 RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 6.155%, 1/25/25          677,950           673,655
 Ryland Mortgage Securities Corp., Cap 12.41%, Margin 1.80% + CMT, Resets
  Annually, 6.6425%, 3/25/20 .....................................................          386,399           386,819
 Ryland Mortgage Securities Corp., Cap 14.82%, Margin 2.29% + 6 Month TB,
   Resets Semi-Annually,  6.8856%, 8/25/23 .......................................          357,124           356,154
 Salomon Brothers Mortgage Securities VII, Cap 14.00%, Margin 0.96% + NACR,
  Resets Annually,  7.3485%, 10/25/16 ............................................          577,453           576,551
 Sears Mortgage Securities, Cap 10.78%, Margin 1.10% + COFI, Resets Monthly,
  5.63%, 7/25/21 .................................................................          251,167           246,615
 Travelers Mortgage Services Inc., Cap 13.95%, Margin 2.25% + CMT, Resets
  Annually, 7.3813%, 12/25/18 ....................................................          392,488           394,668
 Western Federal Savings and Loan Association, Cap 12.25%, Margin 0.75% + 1
  Month LIBOR, Resets Monthly, 5.689%, 6/25/20 ...................................          248,241           244,052
 Western Federal Savings and Loan Association, Cap 12.75%, Margin 0.75% + 1
   Month LIBOR, Resets Monthly, 5.689%, 7/25/20 ..................................          252,544           248,285
                                                                                                         ------------
 TOTAL MISCELLANEOUS MORTGAGE BACKED SECURITIES (COST $3,970,165) ................                          3,935,206
                                                                                                         ------------
 TOTAL LONG TERM INVESTMENTS (COST $271,302,712) .................................                        268,616,018
                                                                                                         ------------
(a)REPURCHASE AGREEMENT 3.8%
   Joint Repurchase Agreement, 5.199%, 11/01/99, (Maturity Value $10,643,747)
   (COST $10,639,138) ............................................................       10,639,138        10,639,138
   Banc of America Securities LLC
   Barclays Capital Inc.
   Bear, Stearns & Co. Inc.
   Chase Securities Inc.
   CIBC World Markets Corp.
   Donaldson, Lufkin & Jenrette Securities Corp.
   Dresdner Kleinwort Benson, North America LLC
   Goldman, Sachs & Co.
   Paine Webber Inc.
   Paribas Corporation
   Warburg Dillon Read LLC
      Collateralized by U.S. Treasury Bills and Notes
                                                                                                         ------------
 TOTAL INVESTMENTS (COST $281,941,850) 99.1% .....................................                        279,255,156
                                                                                                         ------------
 OTHER ASSETS, LESS LIABILITIES .9% ..............................................                          2,718,785
                                                                                                         ------------
 NET ASSETS 100.0% ...............................................................                       $281,973,941
                                                                                                         =============


PORTFOLIO ABBREVIATIONS:

3CMT  - 3 Year Constant Maturity Treasury Index
5CMT  - 5 Year Constant Maturity Treasury Index
CMT   - 1 Year Constant Maturity Treasury Index
COFI  - Eleventh District Cost of Funds Index
DR    - Discount Rate
LIBOR - London Interbank Offered Rate
NACR  - National Average Contract Rate
NCI   - National Median Cost of Funds Index
PHMS  - Prudential Home Mortgage Securities
RTC   - Resolution Trust Corp.
TB    - Treasury Bill Rate


(a) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1999, all repurchase agreements had been entered into on October 29, 1999.


                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

Assets:
 Investments in securities:
  Cost .............................................       $ 281,941,850
                                                           =============
  Value ............................................         279,255,156
 Receivables:
  Investment securities sold .......................             773,501
  Capital shares sold ..............................             385,113
  Interest .........................................           1,718,620
                                                           -------------
    Total assets ...................................         282,132,390
                                                           -------------
Liabilities:
 Payables to affiliates ............................              94,980
 Other liabilities .................................              63,469
                                                           -------------
    Total liabilities ..............................             158,449
                                                           -------------
      Net assets, at value .........................       $ 281,973,941
                                                           =============
Net assets consist of:
 Net unrealized depreciation .......................       $  (2,686,694)
 Accumulated net realized loss .....................        (136,995,890)
 Capital shares ....................................         421,656,525
                                                           -------------
Net assets, at value ...............................       $ 281,973,941
                                                           =============
Shares outstanding .................................          30,278,780
                                                           =============
Net asset value and maximum offering price per share       $        9.31
                                                           =============


                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999

Investment income:
 Interest ..........................................       $ 16,537,166
                                                           ------------
Expenses:
 Management fees (Note 3) ..........................          1,150,240
 Custodian fees ....................................              2,842
 Professional fees .................................             57,900
 Trustees' fees and expenses .......................             13,878
 Other .............................................             15,214
                                                           ------------
    Total expenses .................................          1,240,074
                                                           ------------
      Net investment income ........................         15,297,092
                                                           ------------
Realized and unrealized losses:
 Net realized loss from investments ................           (140,123)
 Net unrealized depreciation on investments ........         (1,785,775)
                                                           ------------
Net realized and unrealized loss ...................         (1,925,898)
                                                           ------------
Net increase in net assets resulting from operations       $ 13,371,194
                                                           ============


                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998

                                                                                         1999                   1998
                                                                                     ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................       $  15,297,092        $  18,709,641
  Net realized gain (loss) from investments ..................................            (140,123)             271,114
  Net unrealized depreciation on investments .................................          (1,785,775)          (3,967,154)
                                                                                     ----------------------------------
    Net increase in net assets resulting from operations .....................          13,371,194           15,013,601
 Distributions to shareholders from net investment income ....................         (15,297,092)         (18,709,641)
 Capital share transactions (Note 2) .........................................         (18,533,904)         (36,411,307)
                                                                                     ----------------------------------
  Net decrease in net assets (20,459,802) (40,107,347)
  Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year ...........................................................         302,433,743          342,541,090
                                                                                     ----------------------------------
 End of year .................................................................       $ 281,973,941        $ 302,433,743
                                                                                     ==================================


                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The Trust previously consisted of two separate portfolios, the U.S. Government Adjustable Rate Mortgage Portfolio and the Adjustable Rate Securities Portfolio (Securities Portfolio). On May 6, 1999, all of the shares of the Securities Portfolio were redeemed and the portfolio was liquidated.

The following summarizes the Portfolio's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES:

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Prior to the liquidation of the Securities Portfolio, common expenses incurred by the Trust were allocated based on net assets. Other expenses were charged to the Portfolios on a specific identification basis.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

At October 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                                                 SHARES              AMOUNT
                                                             ---------------------------------
Year ended October 31, 1999
 Shares sold                                                  18,450,025       $ 172,044,493
 Shares issued in reinvestment of distributions                1,641,140          15,300,133
 Shares redeemed                                             (22,090,242)       (205,878,530)
                                                             ---------------------------------
     Net decrease                                             (1,999,077)      $ (18,533,904)
                                                             =================================
Year ended October 31, 1998
 Shares sold                                                  11,366,772       $ 107,271,915
 Shares issued in reinvestment of distributions                1,982,722          18,703,706
 Shares redeemed                                             (17,212,608)       (162,386,928)
                                                             ---------------------------------
     Net decrease                                             (3,863,114)      $ (36,411,307)
                                                             =================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolio's investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and trustees of Franklin Investors Securities Trust.

The Portfolio pays an investment management fee to Advisers based on the net assets of the Portfolio as follows:

       ANNUALIZED
        FEE RATE        MONTH END NET ASSETS
       ------------------------------------------------------------------
          .400%         First $5 billion
          .350%         Over $5 billion, up to and including $10 billion
          .330%         Over $10 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

At October 31, 1999, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements (continued)


4. INCOME TAXES

At October 31, 1999, the Portfolio had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers
         Expiring in:
          2000 ...................     $ 44,474,794
          2001 ...................       17,182,002
          2002 ...................       67,102,060
          2003 ...................        7,677,608
          2004 ...................          419,303
          2007 ...................          140,123
                                       ------------
                                       $136,995,890
                                       ============

At October 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $281,941,850 was as follows:

        Unrealized appreciation        $   520,936
        Unrealized depreciation          (3,207,629)
                                       ------------
        Net unrealized depreciation    $ (2,686,694)
                                       ============


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1999 aggregated $62,362,656 and $95,491,685, respectively.


114

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ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
ADJUSTABLE RATE SECURITIES PORTFOLIOS

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Adjustable Rate Mortgage Portfolio (the "Portfolio") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
December 6, 1999


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